UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange
Act of 1934 (Amendment No.  )

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Soliciting Material under §240.14a-12

HERITAGE COMMERCE CORP

(Name of Registrant as Specified In Its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Letter to Our Shareholders
April 11, 2024
Dear Fellow Shareholders:
On behalf of the Board of Directors, we extend our gratitude for your unwavering support and investment in Heritage Commerce Corp (the “Company”). The past year posed significant challenges in the banking industry amid escalating interest rates and economic uncertainties. Despite these formidable headwinds, our relationship-centered approach and commitment to financial excellence prevailed, culminating in the second best financial performance in our history. We are proud to report net earnings of $64.4 million, or $1.05 per diluted share, for the full fiscal year 2023, second only to our record-breaking profits achieved in 2022.
In 2023, our stock price naturally reflected the hurdles we encountered throughout the year. Nevertheless, our dedication to increasing shareholder value remains resolute. We remain steadfast in our mission to serve our community clients diligently while capitalizing on emerging opportunities. Bolstered by robust capital levels, ample liquidity, earnings power, a sizable and diverse core deposit base, and loans boasting exceptional credit quality, we are confident in our ability to fortify our franchise’s growth trajectory.
2023 Highlights:

Net income for fiscal year 2023 was $64.4 million, or $1.05 per averaged diluted common share, just shy of record earnings of $66.6 million delivered for 2022.

Net interest margin improved 13 basis points to 3.70% for the year ended December 31, 2023, compared to 3.57% for the year ended December 31, 2022.

Total assets were $5.2 billion at year-end 2023, with total loans increasing 2% from a year ago.

Credit quality was strong with nonperforming loans at $7.7 million, or 0.23% of total loans, while the allowance for credit losses on loans to total loans was 1.43% at year-end.

In October 2023, Kimberly Bohn was promoted to Homeowners Association (“HOA”) Specialty Banking Division President, where she is continuing to build all aspects of the Bank’s HOA business while pursuing expansion opportunities.

In August 2023, Suzanne Crocker joined the Bank as Senior Vice President, Director of Marketing and Communications. Ms. Crocker is driving the Bank’s strategic initiatives supporting and enhancing the client experience.

Heritage Bank of Commerce earned the 2022 Raymond James Community Bankers Cup, which recognizes the top 10% of community banks in the nation based on profitability, operational efficiency and balance sheet metrics. This marked the fourth time we have earned this recognition.

In May, 2023, Kroll Bond Rating Agency, LLC (“KBRA”) affirmed the Company’s senior unsecured debt rating of BBB+, the subordinated debt rating of BBB, and the short-term debt rating of K2. Demonstrating the resiliency in our deposit franchise, KBRA cited the Bank’s conservative approach to liquidity and capital management and the stability of its core deposit balances in the first quarter of 2023.

We are pleased with our operating performance in 2023 and look forward to ongoing sustainable growth in 2024 as we celebrate our 30th Anniversary. We have built a solid foundation to generate long-term growth, and as we continue to expand our franchise in the San Francisco Bay Area, we will continue to collaborate with our clients to help them achieve financial security and participate in revitalizing the communities we serve.
Thank you for your support, and please join us for our Virtual Annual Meeting on Thursday, May 23, 2024 at 1:00 p.m. Your participation is important to us, and we encourage you to read these proxy materials and to vote your shares “FOR” each of our director nominees and “FOR” each proposal.
Sincerely,

Jack W. Conner Chairman of the Board	Robertson Clay Jones President and Chief Executive Officer

Notice of Annual Meeting of Shareholders

Date:	Time:	Location:
Thursday, May 23, 2024	1:00 p.m., Pacific Daylight Time (PDT)	Virtual Annual Meeting
Items of Business:
1.
To elect 10 members of the Board of Directors, each for a term of one year;

2.
To consider an advisory proposal on the frequency of votes on executive compensation;

3.
To consider an advisory proposal on the Company’s 2023 executive compensation;

4.
To ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and

5.
To transact such other business as may properly come before the meeting, and any adjournment or postponement.

Record Date:
You can vote if you were a shareholder of record on April 1, 2024.
Mailing Date:
The proxy materials are being distributed to our shareholders on or about April 11, 2024, and include our Annual Report on Form 10-K, Notice of Annual Meeting, this proxy statement, and a proxy or voting instruction card.
Important Notice Regarding the Internet Availability of Proxy Materials:
The proxy statement and 2023 Annual Report on Form 10-K are available at www.heritagecommercecorp.com. Your Vote is Important. Please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning the enclosed proxy card.
VIRTUAL ANNUAL MEETING
The Annual Meeting will be held in a virtual-only meeting format, via live video webcast that will provide shareholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We are implementing a virtual-only meeting format in order to leverage technology to enhance shareholder access to the Annual Meeting. We believe a virtual-only meeting format facilitates shareholder attendance and participation by enabling all shareholders to participate fully and equally, and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all shareholders, regardless of size, resources or physical location.
Shareholders of record and beneficial owners as of the close of the business day on April 1, 2024, the record date, will have the ability to submit questions and vote electronically at the Annual Meeting via the virtual-only meeting platform.
ATTENDANCE AT THE VIRTUAL ANNUAL MEETING
Only shareholders of record and beneficial owners of shares of our common stock as of the close of business on April 1, 2024, the record date, may attend and participate in the Annual Meeting, including voting and asking questions before and during the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person.
In order to attend the Annual Meeting, you must register at register.proxypush.com/HTBK. Upon completing your registration, you will receive an email confirming your registration.

As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
On the day of the Annual Meeting, May 23, 2024, shareholders who register in advance of the meeting start time will receive an email one hour before. Shareholders registering near the meeting start time will receive a confirmation email and be taken directly to the meeting site. Fifteen (15) minutes prior to the meeting start time, shareholders can click the “Join Meeting” button. Once the meeting starts, shareholders will be able to hear the speakers, view presentations and submit questions. The Annual Meeting will begin promptly at 1:00 p.m., Pacific Daylight Time.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be included in the link to the Meeting Access FAQs Guide included in your confirmation email.
QUESTIONS AT THE VIRTUAL ANNUAL MEETING
Our virtual Annual Meeting will allow shareholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by shareholders.
We will answer as many shareholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
By Order of the Board of Directors,
Deborah K. Reuter
Executive Vice President, Chief Risk Officer and Corporate Secretary
April 11, 2024
San Jose, California

BENEFICIAL OWNERSHIP OF COMMON STOCK	70
PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	72
QUESTIONS & ANSWERS	75
OTHER BUSINESS	80
SHAREHOLDER PROPOSALS FOR 2025 MEETING	81

Heritage Commerce Corp • 2024 Proxy Statement   i

The Board and Corporate Governance
Heritage Commerce Corp (the “Company”) is committed to achieving excellence in our corporate governance practices with an emphasis on a culture of accountability and the conduct of our business that is fair, ethical and responsible to our shareholders and other stakeholders. The Board of Directors (the “Board”) oversees our business and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, frequent discussions with the Chief Executive Officer, other key executives and our principal outside advisors (legal counsel, outside auditors, and other consultants), by reading reports and other materials and by participating in Board and committee meetings.
The Board is committed to good business practices, transparency in financial reporting, and the highest level of corporate governance. To that end, the Board continually reviews its governance policies and practices, as well as the requirements of the federal securities laws and the listing standards of the Nasdaq Stock Market, to help ensure that such policies and practices are compliant and up to date.
Corporate Governance

Accountability to Shareholders	Shareholder Voting Rights	Independent Board Leadership

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All directors elected annually

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Annual Say on Pay advisory vote

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Policy against pledging and hedging Company common stock by officers and directors

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Regular engagement with key shareholders and management accessibility to all shareholders

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Clawback policy to recoup excess compensation as a result of accounting restatment

• One class of voting stock • No “poison pill” • No super majority voting provisions in Articles of Incorporation or Bylaws
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Separate Board Chair and Chief Executive Officer roles

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Nine of ten Board members nominated for election in 2024 are independent

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All members of the Audit Committee, Personal and Compensation Committee, and the Corporate Governance and Nominating Committee are independent directors

Effective Board Policies and Practices

A Board composed of accomplished professionals with experience, skills and knowledge relevant to our business and industry, including four former Chief Executive Officers and our current Chief Executive Officer

A diverse Board with four out of ten directors nominated for election in 2024 meeting Nasdaq diversity standards

Each of the Audit Committee, Personnel and Compensation Committee, and Corporate Governance and Nominating Committee has a charter that is publicly available on our website and that meets applicable legal and listing requirements and reflects our corporate governance culture

Executive sessions of independent directors are held at the Board and Committee levels
A Code of Ethics and Conduct applicable to all employees and directors
Annual self-evaluation and assessment process for the Board and its committees through the Corporate Governance and Nominating Committee
Special procedures and limits on related party transactions
Heritage Commerce Corp • 2024 Proxy Statement   1

The Board and Corporate Governance
Board and committee access to independent advisors
We were among the first companies to adopt a fully Nasdaq-compliant executive compensation recovery, or “clawback” policy
A robust insider trading policy

Regular Shareholder Engagement	Management Compensation Program Aligned with Long-term Interests of Shareholders
We participate in investor conferences and other shareholder engagements throughout the fiscal year	Stock ownership requirements for directors and executive officers
We engage in business performance and strategic, governance, executive compensation, and human capital matters	Annual review by the Personnel and Compensation Committee of incentive program design, goals and objectives for alignment with compensation business strategies
Compensation philosophy and practices focused on using incentive programs to attract and retain talented personnel in a heavily competitive market
Compensation claw-back policy applies to all senior management

Our Independent Board of Directors
Our directors bring diverse skills to our Board. The Board is committed to strong corporate governance practices and policies. The Board is committed to maintaining an independent Board, and a substantial majority of the Board are “independent” directors.” For this purpose, the Board relies on the definitions of “independence” and “non-employee directors” found in rules promulgated by the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market. Director biographies can be found under Proposal 1—Election of Directors beginning at page 27 below.
Nine of 10 members of the Board are independent as follows:
Julianne M. Biagini-Komas	Jason DiNapoli	Laura Roden
Bruce H. Cabral	Stephen G. Heitel	Marina H. Park Sutton
Jack W. Conner, Chairman of the Board	Kamran F. Husain	Ranson W. Webster
Only our current President and Chief Executive Officer, Robertson Clay Jones, is not independent.
Board Refreshment
Over the prior eight years, new members have joined our Board as independent directors as follows:
Board Leadership Structure
In addition to maintaining a Board almost entirely comprised of independent directors, it has long been our practice for many years of the Company to separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Board believes that this separation of the duties mitigates any inherent conflict of interest that may arise when the roles are combined. The Board also believes that an independent director who has not served as an executive of the Company can best provide the necessary leadership and objectivity required as Chairman of the Board.

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The Board and Corporate Governance
Chief Executive Officer. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company.
Board Chair. The Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings, presides over meetings of the full Board (including executive sessions), and facilitates communication among the independent directors and between the independent directors and the Chief Executive Officer.
Term of Office
Directors serve for a one-year term or until their successors are elected. Our bylaws provide for a board of not fewer than nine and not more than fifteen directors, and the Board has the authority to fill vacancies created by a resignation or retirement or by the expansion of our Board. The Board does not have term limits, instead relying upon the evaluation procedures described herein as the primary methods of ensuring that each director continues to act in a manner consistent with the Company’s and its shareholders’ best interest.
Board Expertise
The following section summarizes the specific skills, professional experience and background information of each director name that led the Board to conclude that each such person should serve on the Board.
	Julianne M. Biagini-Komas	Bruce H. Cabral	Jack W. Conner	Jason DiNapoli	Stephen G. Heitel	Kamran F. Husain	Robertson Clay Jones	Marina H. Park Sutton	Laura Roden	Ranson W. Webster
Key Client Industries		X		X			X
Banking/Financial Services	X	X	X	X	X	X	X		X	X
Accounting/Auditing/Financial Reporting	X	X	X	X	X	X	X		X	X
Marketing/Sales			X	X			X			X
Human Capital Management/DEIB	X		X			X	X	X
Leadership as President and/or CEO, EVP or SVP	X		X	X	X	X	X	X	X	X
Cybersecurity/Technology										X
Legal/ Regulatory	X	X	X	X		X		X
Public Company Governance	X		X	X	X	X	X			X
Risk Management	X	X	X		X	X	X			X
Strategic Planning/Mergers & Acquisitions	X	X	X	X	X	X	X		X	X
Community Affairs/Engagement			X		X		X	X		X
Digital Innovation							X			X
Environmental/Sustainability							X

Heritage Commerce Corp • 2024 Proxy Statement   3

The Board and Corporate Governance
Diversity of our Board
The following section summarizes the diversity of our Board for the current year and immediately prior year.
Board Diversity Matrix for Heritage Commerce Corp As of April 11, 2024
Total Number of Directors				10
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	7
Part II: Demographic Background
African American or Black
Alaskan Native or American Indian
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	3	6
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Board Diversity Matrix for Heritage Commerce Corp As of April 13, 2023
Total Number of Directors				12
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	9
Part II: Demographic Background
African American or Black
Alaskan Native or American Indian
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	3	8
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Risk Oversight
The Board has ultimate authority and responsibility for overseeing risk management of the Company arising out of its operations and business strategy. This includes overseeing the Company’s enterprise-wide risk management framework, which establishes the Company’s overall risk appetite and risk management strategy and enables senior management to understand, manage and report on the risks faced by the Company. The Board reviews and oversees policies and practices established by management to identify, assess, measure and manage key risks, including risk appetite metrics developed by management and approved by the Board. The Board monitors, regularly reviews and reacts to material enterprise risks identified by management. The Board receives specific reports from senior management with oversight responsibility for particular risks within the Company. These reports include strategic,

4   Heritage Commerce Corp • 2024 Proxy Statement

The Board and Corporate Governance
operational, execution, financial, investment, credit, liquidity, interest rate, capital, technology, cyber security, legal and regulatory compliance and reputation risks, and the Company’s degree of exposure to those risks. The Board as part of its annual strategic plan process, reviews a risk tolerance matrix that identifies potential Company risks and evaluates the Board’s tolerance level for each risk identified.

The Board insures that senior management is properly focused on risk and understands that it is responsible to the Board regarding the Company’s risk management process, including by assessing and managing the risks faced by the Company. Senior management is responsible for creating and recommending to the Board for approval appropriate risk appetite metrics reflecting the aggregate levels and types of risk the Company would be willing to accept in connection with the operation of the Company’s business and pursuit of the Company’s business objectives.

Board committees are responsible for risk oversight in specific areas. The Audit Committee is responsible for monitoring the Company’s overall risk program.
The Audit Committee oversees financial, accounting, internal control, enterprise risk management and informational technology and cybersecurity risk management policies. The Company’s internal Risk Management Steering Committee reports directly to the Audit Committee. Our Chief Risk Officer chairs the internal Risk Management Steering Committee. The Audit Committee receives quarterly reports from the Risk Management Steering Committee, the Company’s internal audit department and information technology department. The Audit Committee reports periodically to the Board on the effectiveness of risk management processes in place, risk trends, and the overall risk assessment of the Company’s activities.
The Personnel and Compensation Committee assesses and monitors risks in the Company’s compensation, human capital, and diversity programs.
The Corporate Governance and Nominating Committee recommends director candidates with appropriate experience, skills and diversity who will set the proper tone for the Company’s risk profile and provide competent oversight over our material risks. This Committee also monitors the Company’s risk related to environmental, social and governance (“ESG”) concerns.

Board Self-Assessment
The Board and its committees perform a self-assessment of its performance at least annually. The purpose of the assessment is to improve the functioning of the Board and its committees as a unit, and not to target the performance of any individual director.
The Board’s assessment in 2023 was conducted on an anonymous basis by the Corporate Secretary’s office. As a result of the 2023 assessment, the Board has focused and will continue to focus on its strategic planning, succession planning, and risk management.
Stock Ownership Guidelines
Board. The Corporate Governance and Nominating Committee has adopted stock ownership guidelines to further align the interests of our non-employee directors with the interests of the Company’s shareholders. These guidelines provide that each non-employee director is expected to hold a Board-established minimum number of shares of the Company’s common stock. In 2023, each such director was required to hold a minimum of 17,500 shares of the Company’s common stock. Any director not meeting the minimum level as of the effective date of his or her initial election to the Board or on the effective date of any change in policy has three years to bring his or her holdings up to this minimum level. The Corporate Governance and Nominating Committee reviews progress towards satisfying stock ownership guidelines at least annually.
Executive Management. Executive management is subject to our executive management ownership and retention guidelines. Our Chief Executive Officer is required to maintain ownership in the Company’s shares of common stock equal to three times his base

Heritage Commerce Corp • 2024 Proxy Statement   5

The Board and Corporate Governance
salary, and the other executive officers are require to maintain ownership in the Company’s shares of common stock equal to one times their respective base salaries. The executives are not required to purchase shares to reach these guidelines, however, they are restricted from selling shares received as equity-based compensation (net of required holding tax) until they reach their respective guideline level. Furthermore, executives are required to retain at least 50% of shares earned under equity-based compensation plans once the guidelines have been met. Stock options and unvested performance-based equity awards are not included in satisfying the guidelines. All of our executives are, and as of December 31, 2023, all such individuals were, in compliance with these guidelines.
Director and Shareholder Meetings
The Board holds eight regular meetings each year. Special meetings may be called from time to time as circumstances warrant. Directors are expected to attend all Board meetings and are asked to attend the annual shareholders meeting. The non-employee directors convened seven executive sessions after Board meetings without management participation. Such sessions are generally chaired by the Chairman of the Board.
For the meetings directors were qualified to attend in 2023, each director attended at least 75% of the aggregate of (a) the total number of such meetings and (b) the total number of meetings held by the standing committees of the Board on which such director served.
Senior members of management attend each annual meeting to engage with shareholders and answer any questions. Historically, shareholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our shareholders and investors through meetings with management and other investor relations activities. Since very few shareholders have historically attended our annual meetings and all of our directors typically attend, we encourage but have not adopted a policy requiring the attendance of directors at the annual meeting. All of our directors attended the 2023 annual shareholders meeting.
Shareholder Communications and Outreach
We proactively interact with our shareholders and other interested parties throughout the year in a variety of forums. Our interactions cover a broad range of governance and business topics, including strategy and execution, compensation practices, risk oversight, sustainability, culture/human capital and ESG. The exchanges we have had with shareholders provide us with a valuable understanding of our shareholders’ perspectives and meaningful opportunities to share views with them. We have outlined a brief description of our shareholder engagement efforts in 2023 below.

6   Heritage Commerce Corp • 2024 Proxy Statement

The Board and Corporate Governance
Shareholder views are communicated to the Board throughout the year at monthly Board meetings and are instrumental in the development of our governance, compensation and environmental and social policies and inform our business strategy. Below are some of the investor priorities discussed during our meetings:
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Ongoing Company performance, financial condition and credit quality

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Executive compensation disclosure

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Implementation of performance measures for equity grants and other compensation issues discussed below in the section of this proxy statement entitled “Compensation Discussion and Analysis-Shareholder Outreach”

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Assessment of our ESG and DEIB strategy and progress

Heritage Commerce Corp • 2024 Proxy Statement   7

The Board and Corporate Governance
We integrated feedback from shareholders as follows:
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Expanded our Compensation Discussion and Analysis disclosures

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Implemented a Long-term Performance Incentive Equity Program for management that commenced the 2023 performance year in the form of performance-based restricted stock units that vest based on the Company’s relative Return On Average Tangible Common Equity over a three-year performance period relative to our peer group

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Continued to expand the implementation of a robust Board, executive and senior management succession planning process with a focus on identifying and developing diverse talent

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Adopted stock ownership guidelines for named executive officers

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Enhanced our ESG/Sustainability and Human Capital disclosure in our Proxy Statement

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Enhanced our Sustainability Report made available on our website

Our management team also commits significant time meeting with our regulators. Frequent interaction helps us learn firsthand from regulators about matters of importance to them and their expectations of us. It also gives the Board and management a forum for keeping our regulators well informed about our performance and business practices.
Communications with the Board
Shareholders may communicate with the Board, including a committee of the Board or individual directors, by writing to the Corporate Secretary, Heritage Commerce Corp, 224 Airport Parkway, San Jose, California 95110. Each communication from a shareholder should include the following information in order to permit shareholder status to be confirmed and to provide an address to forward a response if deemed appropriate:
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The name, mailing address and telephone number of the shareholder sending the communication; and

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If the shareholder is not a record holder of our common stock, the name of the record holder of our common stock beneficially owned must be identified along with the shareholder.

Our Corporate Secretary will forward all appropriate communications to the Board or individual members of the Board specified in the communication. Shareholders are invited, but not required, to include in their outreach letter a brief summary of the topics to be covered in the Board discussion. Our Corporate Secretary may (but is not required to) review all correspondence addressed to the Board or any individual member of the Board, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a client dispute. Our policies regarding the handling of security holder communications were approved by a majority of our independent directors.
Nomination of Directors
The Company has a Corporate Governance and Nominating Committee. The duties of the Corporate Governance and Nominating Committee include the recommendation of candidates for election to the Company’s Board.
The Corporate Governance and Nominating Committee’s minimum qualifications for a director are persons of high ethical character who have both personal and professional integrity, which is consistent with the image and values of the Company. The Corporate Governance and Nominating Committee considers some or all of the following criteria in considering candidates to serve as directors:
•
commitment to ethical conduct and personal and professional integrity as evidenced through the person’s business associations, diversity, service as a director or executive officer or other commitment to ethical conduct and personal and professional integrity as evidenced in organizations and/or education;

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objective perspective and mature judgment developed through business experiences and/or educational endeavors;

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the candidate’s ability to work with other members of the Board and management to further our goals and increase shareholder value;

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the ability and commitment to devote sufficient time to carry out the duties and responsibilities as a director;

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demonstrated experience at policy making levels in various organizations and in areas that are relevant to our activities;

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the skills and experience of the potential nominee in relation to the capabilities already present on the Board;

8   Heritage Commerce Corp • 2024 Proxy Statement

The Board and Corporate Governance
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diversity as to race, gender and national origin; and

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such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the SEC and the Nasdaq Stock Market.

The Corporate Governance and Nominating Committee does not have a separate policy for consideration of any director candidates recommended by shareholders. Instead, the Corporate Governance and Nominating Committee considers any candidate meeting the requirements for nomination by a shareholder set forth in the Company’s Bylaws (as well as applicable laws and regulations) in the same manner as any other director candidate. The Corporate Governance and Nominating Committee believes that requiring shareholder recommendations for director candidates to comply with the requirements for nominations in accordance with the Company’s Bylaws ensures that the Corporate Governance and Nominating Committee receives at least the minimum information necessary for it to begin an appropriate evaluation of any such director nominee.
Section 5.14 of the Company’s Bylaws provide that any shareholder that desires to nominate a person to the Board must give advance written notice to the Company of an intention to nominate a director at a shareholder meeting. Notice of intention to make any nominations must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business 90 days nor earlier than the close of business 120 days prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date of the annual meeting, notice by the shareholder must be delivered not earlier than the close of business 120 days prior to such annual meeting and not later than the close of business 90 days prior to such annual meeting or 10 days following the day on which public announcement of the date of such meeting is first made by the Company.
To be in proper written form, a shareholder’s notice to the Corporate Secretary must comply with the requirements of Section 5.14 of our Bylaws. Nominees for the Board must also meet certain qualifications set forth in Section 2.2(b) of our Bylaws, which prohibit the election as a director of any person who is a director, executive officer, branch manager or trustee for any unaffiliated commercial bank, savings bank, trust company, savings and loan association, building and loan association, industrial bank or credit union that is engaged in business in: (i) any city, town or village in which the Company or any affiliate or subsidiary thereof has offices; or (ii) any city, town or village adjacent to a city, town or village in which the Company or any affiliate or subsidiary thereof has offices.
This section constitutes only a summary of the material requirements for shareholder nominations of director candidates. Any shareholder considering a nomination must comply in all respects with the requirements set forth in the bylaws and applicable law. Accordingly, readers intending to submit such a nomination should review carefully all applicable provisions of the bylaws, as well as the provisions of Securities Exchange Act Regulation 14A and of the California Corporations Code, prior to making any submittal.
Diversity Considerations for the Board of Directors
In considering diversity of the Board (in all aspects of that term) as a criteria for selecting nominees in accordance with its charter, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, high quality business and professional experience, education, skills and other individual qualities and attributes that contribute to Board diversity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts and industries. The Committee includes women and underrepresented minorities in its pool of candidates when selecting new director nominees. The Corporate Governance and Nominating Committee believes that this expansive conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee assesses the effectiveness of this approach as part of its annual review of its charter. Of the ten nominees for election to our Board at the Annual Meeting, 30% are women and 40% are women and underrepresented minorities.
Management Performance and Compensation
The Personnel and Compensation Committee reviews the Chief Executive Officer’s performance at least annually, and also reviews and approves the Chief Executive Officer’s evaluation of the management team on an annual basis. The Board (largely through the Personnel and Compensation Committee) evaluates the compensation plans for senior management and other employees to ensure they are appropriate, competitive and properly reflect the Company’s objectives and performance.
Code of Ethics
The Board expects all directors, as well as officers and employees, to display the highest standard of ethics, consistent with the principles that have guided the Company over the years.

Heritage Commerce Corp • 2024 Proxy Statement   9

The Board and Corporate Governance
The Board has adopted the HCC Code of Ethics and Conduct that applies to all employees and directors and the Principal Officers / Senior Management Code of Ethics that applies to the Chief Executive Officer, Chief Financial Officer and the other principal financial officers, and other senior management personnel, as designated, of the Company to help ensure that the financial affairs of the Company are conducted honestly, ethically, accurately, objectively, consistent with generally accepted accounting principles and in compliance with all applicable governmental law, rules and regulations. We will disclose any amendment to, or a waiver from a provision of our Code of Ethics and Conduct on our website. Both documents are available on our website at www.heritagecommercecorp.com.
Reporting Complaints/Concerns Regarding Accounting or Auditing Matters
The Board has adopted procedures for receiving and responding to complaints or concerns regarding accounting and auditing matters. These procedures were designed to provide a channel of communication for employees and others who have complaints or concerns regarding accounting or auditing matters involving the Company.
Employee concerns may be communicated to a third-party service provider in a confidential or anonymous manner, which will then be forwarded by the third-party service provider to the Audit Committee and the Personnel and Compensation Committee of the Board. The Audit Committee Chair and the Chair of the Personnel and Compensation Committee will make a determination on the level of inquiry, investigation or disposal of the complaint. All complaints are discussed with the Company’s senior management and monitored by the Audit Committee for handling, investigation and final disposition. The Chair of the Audit Committee will report the status and disposition of all complaints to the Board.

10   Heritage Commerce Corp • 2024 Proxy Statement

The Board and Corporate Governance
Board Committees
The Board may delegate portions of its responsibilities to committees of its members. These standing committees of the Board meet at regular intervals to attend to their particular areas of responsibility. Our Board has the following committees: Audit Committee, Personnel and Compensation Committee, Corporate Governance and Nominating Committee, Strategic Initiatives Committee, and Finance and Investment Committee. In addition, Heritage Bank of Commerce maintains a Loan Committee. An independent director, as defined by the applicable rules and regulations of the Nasdaq Stock Market, chairs each of these standing committees (including the Heritage Bank of Commerce’s Loan Committee). The Chair determines the agenda, the frequency and the length of the meetings and receives input from Board members.

Audit Committee
Committee Chair:
Julianne M. Biagini-
Komas
Committee members:
Kamran F. Husain, Laura Roden
Marina H. Park Sutton
Meetings in 2023: 14
The Audit Committee Report for 2023 appears on page 72 of this proxy statement.

Overview:
The Company has a separately designated standing Audit Committee established in accordance with Section 10A(m) of the Securities Exchange Act of 1934, as amended, and Nasdaq Rule 5605(c). The Audit Committee charter adopted by the Board sets out the responsibilities, authority and specific duties of the Audit Committee. The Audit Committee charter is available on the Company’s website at www.heritagecommercecorp.com.
The responsibilities of the Audit Committee include the following:
•
oversee our financial, accounting and reporting process, our system of internal accounting and financial controls, and our compliance with related legal and regulatory requirements;

•
oversee the appointment, compensation, retention and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors’ work, and reviewing and pre-approving any audit and non-audit services that may be performed by them;

•
review with management and our independent auditors the effectiveness of our internal controls over financial reporting;

•
oversee our enterprise risk management policies and practices, including policies that relate to cybersecurity incident response, reporting and disclosures;

•
approve the scope and engagement of external audit services and review significant accounting policies and adjustments recommended by the independent auditors and address any significant, unresolved disagreements between the independent auditors and management;

•
review and discuss quarterly earnings releases and Quarterly Reports on Form 10-Q with management and the independent auditors;

•
review and discuss the annual audited financial statements with management and the independent auditors prior to publishing and filing the Annual Report on Form 10-K with the SEC;

•
review and discuss with management and the independent auditors any significant changes, significant deficiencies and material weaknesses regarding internal controls over financial reporting required by the Sarbanes Oxley Act of 2002, and oversee the corrective action taken to mitigate any significant deficiencies and material weaknesses identified;

•
review with management and the independent auditors the effect of significant regulatory and accounting initiatives, changes, and pronouncements as well as significant and unique transactions and financial relationships;

•
review with the independent auditors the matters required to be discussed by Auditing Standards No. 1301, and receive and discuss with the independent auditors disclosures regarding the auditors’ independence;

•
oversee the internal audit function and the audits directed under its auspices;

•
establish policies to ensure all non-audit services provided by the independent auditors are approved prior to work being performed;

•
review the Company’s information technology and information security risks; and

•
oversee the effectiveness of the Company’s risk management processes and overall risk assessment of the Company’s activities.

Each member of the Audit Committee meets the independence criteria as defined by applicable rules and regulations of the SEC for audit committee membership and is independent and is “financially sophisticated” as defined by the applicable rules and regulations of the Nasdaq Stock Market.

The Board has determined that Julianne M. Biagini-Komas meets the definition of “audit committee financial expert” under the applicable rules and regulations of the SEC and is “financially sophisticated” as defined by the applicable rules and regulations of the Nasdaq Stock Market. The designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or Board.

Heritage Commerce Corp • 2024 Proxy Statement   11

The Board and Corporate Governance
Personnel and Compensation Committee Committee Chair: Marina H. Park Sutton Committee members: Julianne M. Biagini- Komas Jack W. Conner Ranson W. Webster Meetings in 2023: 7

Overview:
The Company has a separately designated Personnel and Compensation Committee, which consists entirely of independent directors as defined by the applicable rules and regulations of the Nasdaq Stock Market. The Personnel and Compensation Committee has adopted a charter, which is available on the Company’s website at www.heritagecommercecorp.com.
The Personnel and Compensation Committee has the following responsibilities:
•
review and approve our compensation philosophy;

•
review industry compensation practices and our relative compensation positioning;

•
review the incentive compensation programs by the Company to evaluate and ensure that none of them encourage excessive risk;

•
retain compensation consultants to provide independent professional advice;

•
approve compensation paid to our Chief Executive Officer and other executive officers;

•
review the Company’s human capital and DEIB policies;

•
review and approve the Compensation Discussion and Analysis appearing in our proxy statement;

•
review director compensation programs, plans and awards;

•
administer our short term and long term executive incentive plans and stock or stock based plans; and

•
review and approve general employee welfare benefit plans and other plans on an as needed basis.

Corporate Governance and Nominating Committee Committee Chair: Ranson W. Webster Committee members: Jason DiNapoli Marina H. Park Sutton Meetings in 2023: 6

Overview:
The Company has a separately designated Corporate Governance and Nominating Committee, which consists entirely of independent directors as defined by the applicable rules and regulations of the Nasdaq Stock Market. The Corporate Governance and Nominating Committee have adopted a charter, which is available on the Company’s website at www.heritagecommercecorp.com.
The purposes of the Corporate Governance and Nominating Committee include the following responsibilities:
•
identifying individuals qualified to become Board members and making recommendations to the full Board of candidates for election to the Board;

•
recommending to the Board corporate governance guidelines;

•
recommending director appointments to Board committees;

•
periodically review and evaluate the Company’s response to ESG issues and developments and best practices, including the Company’s policies, programs and directives;

•
annually administer a self-evaluation program for the Board and each Committee, review the results of the evaluation, and report the findings of the entire Board;

•
evaluate the effectiveness of the Board’s committee structure and recommend to the full Board changes to committee structure or committee charters that the Corporate Governance and Nominating Committee perceives to be necessary; and

•
participate in the development of a formal succession plan.

12   Heritage Commerce Corp • 2024 Proxy Statement

The Board and Corporate Governance
Strategic Initiatives Committee Committee Chair: Kamran F. Husain Committee members: Jack W. Conner Robertson Clay Jones Ranson W. Webster Meetings in 2023: 3

Overview:
The principal duties of the Strategic Initiatives Committee are to provide oversight and guidance to senior management regarding the strategic direction of the Company, including development of an overall strategic business plan.

Finance and Investment Committee Committee Chair: Laura Roden Committee members: Bruce H. Cabral Jason DiNapoli Stephen G. Heitel Robertson Clay Jones Meetings in 2023: 8

Overview:
The Finance and Investment Committee is responsible for the development of policies and procedures related to liquidity, asset-liability management, and supervision of the Company’s investments. The Committee also oversees and reviews internal financial reports including annual forecasts and budgets, and stress test analysis prepared by management.

Heritage Bank of Commerce Loan Committee Committee Chair: Bruce H. Cabral Committee members: Jason DiNapoli Stephen G. Heitel Robertson Clay Jones Meetings in 2023: 22
Overview: The Heritage Bank of Commerce Loan Committee is responsible for the approval and supervision of loans and the development of the Company’s loan policies and procedures.

Transactions with Management
Some of the Company’s directors and executive officers, as well as other related persons (as defined under “Policies and Procedures for Approving Related Party Transactions” below), are clients of, and have banking transactions with, the Company’s subsidiary, Heritage Bank of Commerce, in the ordinary course of business, and Heritage Bank of Commerce expects to have such ordinary banking transactions with these persons in the future. In the opinion of the management of the Company and Heritage Bank of Commerce, any loans and commitments to lend included in such transactions would be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectability or present other unfavorable features. Loans to individual directors, officers and related persons must comply with Heritage Bank of Commerce’s lending policies and

Heritage Commerce Corp • 2024 Proxy Statement   13

The Board and Corporate Governance
statutory lending limits. In addition, prior approval of the Board is required for all loans advanced to directors and executive officers. These loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act.
Policies and Procedures for Approving Related Party Transactions
The Board has adopted a written Statement of Policy with Respect to Related Party Transactions. Under this policy, any “related party transaction” may be consummated or may continue only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party. For purposes of this policy, a “related person” means: (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; (iii) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law, or sister in law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner, principal or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.
A “related party transaction” is a transaction in which the Company or any of its subsidiaries is a participant and in which a related person had or will have a direct or indirect interest, other than transactions involving: (i) less than $5,000 when aggregated with all similar transactions; (ii) customary bank deposits and accounts (including certificates of deposit); and (iii) loans and commitments to lend included in such transactions that are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectability or present other unfavorable features to the Company.
A related party who has a position or relationship with a firm, corporation, or other entity that engaged in a transaction with the Company shall not be deemed to have an indirect material interest within the meaning of this policy where the interest in the transaction arises only: (i) from such related party’s position as a director of another corporation or organization that is party to the transaction; (ii) from the direct or indirect ownership by the related party of less than a 10% equity interest in another person (other than a partnership) which is a party to the transaction; or (iii) from the related party’s position as a limited partner in a partnership in which the related party has an interest of less than 10%, and the related party is not a general partner of and does not hold another position in the partnership.
The Board has determined that the Audit Committee is best suited to review and approve related party transactions. The Audit Committee considers all of the relevant facts and circumstances available to the Audit Committee, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable solutions or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally. No member of the Audit Committee may participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person. The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Audit Committee determines in good faith. The Audit Committee conveys its decision to the Chief Executive Officer, who conveys the decision to the appropriate persons within the Company.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. They are required by SEC rules and regulations to furnish the Company with copies of all Section 16(a) forms they file.

14   Heritage Commerce Corp • 2024 Proxy Statement

The Board and Corporate Governance
To the Company’s knowledge based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our executive officers and directors were complied with during the year ended December 31, 2023, with the exception of the following:
Name	Transaction	Date Filed
Kamran F. Husain	Acquisition of Common Stock	Form 4 Filed on 2/28/2023
Jason DiNapoli	Acquisitions of Common Stock	Form 5 Filed on 2/14/2024
Role of Compensation Consultant
The Personnel and Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”) as its compensation consultant in 2022 and 2023 to advise the Personnel and Compensation Committee for 2023 and 2024 compensation decisions.
The Personnel and Compensation Committee has the authority to obtain assistance and advice from advisors to assist it with the evaluation of compensation matters without the approval or permission of management or the Board. The Personnel and Compensation Committee uses advisors to obtain candid and direct advice independent of management, and takes steps to satisfy this objective. First, in evaluating firms to potentially provided advisory services to the Personnel and Compensation Committee, the Personnel and Compensation Committee considers if the firm provides any other services to the Company. In addition, while members of management may assist the Personnel and Compensation Committee in the search for advisors, the Personnel and Compensation Committee ultimately and in its sole discretion makes the decision to hire or engage a consultant and provides direction as to the scope of work to be conducted. The Chair of the Personnel and Compensation Committee has evaluated the relationship of the compensation consultant with both the Company and the Personnel and Compensation Committee, including the nature and amount of work performed for the Personnel and Compensation Committee during 2023. The Personnel and Compensation Committee retained Meridian, to:
•
review existing compensation programs for executive officers;

•
provide information based on third party data and analysis of compensation programs at comparable financial institutions for the design and implementation of our executive compensation programs;

•
assist the Personnel and Compensation Committee in forming a peer group; and

•
provide independent information as to the reasonableness and appropriateness of the compensation levels and compensation programs of the Company as compared to comparable financial services companies.

Heritage Commerce Corp • 2024 Proxy Statement   15

Director Compensation
In order to attract and retain qualified directors, our practice is to set non-employee director compensation within a competitive range of pay at comparable companies. Our independent compensation consultant presents a market pay benchmarking analysis relative to the same peer group used to assess executive compensation levels.
The following tables set forth compensation information for the fiscal year ended December 31, 2023, for the Company’s non-employee directors. Mr. Jones, our President and Chief Executive Officer whose term as a director started September 15, 2022, does not receive any additional compensation for serving as a director.
For 2023, the Personnel and Compensation Committee recommended and the Board approved an annual retainer fee of $50,000 for each director, except for the Chairman of the Board whose retainer was $85,000, in recognition of the Chairman’s responsibilities for supporting the successful CEO transition in 2022. In addition, the chair of each standing committee of the Board received an additional $8,000 per year, except for the Chair of the Audit Committee, who received $15,000, the Chair of the Financing and Investment Committee, who received $12,000, and the Chair of the Heritage Bank of Commerce Loan Committee, who received $10,000. Board members are not paid separate fees for attending Board or committee meetings.
The Personnel and Compensation Committee has adopted a policy to grant directors restricted stock on an annual basis in lieu of stock options. Under this policy the Personnel and Compensation Committee reviewed the compensation consultant report and recommended and the Board approved awards of restricted stock with an economic value on the date of grant as follows:
Board Chairman	$85,000
Board members (non-chairman)	$50,000
The following table summarizes the compensation of non-employee directors for the year ended December 31, 2023:
Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards (c)(1)	Options Awards (d)	Non-Equity Incentive Plan Compensation (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)(2)	Cash Dividend on Unvested Restricted Stock Award (g)	All Other Compensation (h)(3)	Total (i)
Julianne M. Biagini-Komas	$64,250	$49,995	—	—	—	$3,785	—	$118,030
Bruce H. Cabral	$60,000	$49,995	—	—	—	$3,785	—	$113,780
Jack W. Conner	$85,000	$84,993	—	—	$1,000	$6,434	$1,573	$179,000
Jason DiNapoli	$50,000	$49,995	—	—	—	$3,785	—	$103,780
Stephen G. Heitel	$50,000	$49,995	—	—	—	$3,785	—	$103,780
Kamran F. Husain	$58,000	$49,995	—	—	—	$4,361	—	$112,356
Walter T. Kaczmarek(4)	$20,833	—	—	—	$3,400	—	$11,994	$36,227
Robert T. Moles(5)	$20,833	—	—	—	$5,200	$1,153	—	$37,186
Laura Roden	$62,000	$49,995	—	—	—	$3,785	—	$115,780
Marina H. Park Sutton	$58,000	$49,995	—	—	—	$3,785	—	$111,780
Ranson W. Webster	$58,000	$49,995	—	—	$2,400	$3,785	$972	$115,152

(1)
The amounts shown in column (c) reflect the applicable full grant date value for stock awards in accordance with ASC 718 (excluding the effect of forfeitures). See Note 12 to the Company’s consolidated financial statements for the year ended December 31, 2023, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 11, 2024.

(2)
The amounts shown in column (f) represent only the aggregate change in the actuarial present value of the accumulated benefit measured from December 31, 2022 to December 31, 2023, under the respective director compensation benefits agreements. The amounts in column (f) were determined using interest rate and mortality rate assumptions, consistent with those used in the Company’s consolidated financial statements, and include amounts which the named director may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s consolidated financial statements for the year ended December 31, 2023, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 11, 2024.

(3)
The amounts shown reflect the annual income imputed to each director in connection with Company owned split dollar life insurance policies for which the Company has fully paid the applicable premiums.

(4)
Amounts reflect Mr. Kaczmarek’s service on the Board until his resignation from the Board as of the 2023 Annual Meeting.

(5)
Amounts reflect Mr. Moles’s service on the Board until his resignation from the Board as of the 2023 Annual Meeting.

16   Heritage Commerce Corp • 2024 Proxy Statement

Director Compensation
Director Outstanding Stock Options and Stock Awards
Each of the non-employee directors owned the following stock options and stock awards as of December 31, 2023:
Director	Stock Options	Stock Awards
Julianne M. Biagini-Komas	—	6,747
Bruce H. Cabral*	17,290	6,747
Jack W. Conner	—	11,470
Jason DiNapoli	—	6,747
Stephen G. Heitel*	62,625	6,747
Kamran F. Husain	—	6,747
Walter T. Kaczmarek**	—	—
Robert T. Moles**	—	—
Laura Roden	4,000	6,747
Marina H. Park Sutton*	17,290	6,747
Ranson W. Webster	4,500	6,747
*
The stock options were granted by Presidio Bank prior to its acquisition by the Company and were assumed by the Company in connection with the acquisition.

**
Mr. Kaczmarek and Mr. Moles did not stand for reelection at the 2023 Annual Meeting.

Director Compensation Benefits Agreement
Prior to 2007, the Company entered into individual director compensation benefits agreements with each of its then directors. These agreements were amended and restated in December, 2008 (“Benefit Agreements”). The Benefit Agreements provide an annual benefit equal to a designated applicable percentage of $1,000 times each year served as a director, subject to a 2% increase each year from the date of the commencement of payments. The applicable percentage increases over time and equals 100% after nine years of service. In the event of a disability, or a resignation or termination pursuant to a change of control, the director’s applicable percentage will be accelerated to 100% payments of benefits will be made in equal monthly payments on the first day of each month, commencing on the later of the director’s attaining the age of 62 or the month following the month in which the director separates from service on the Board and continuing until the director’s death. If a director is removed from the Board for cause he or she will forfeit any benefits under the Benefit Agreement.
Company owned split dollar life insurance policies support the Company’s obligations under the Benefit Agreements. The premiums on the policies are paid by the Company. The cash value accrued on the policies supports the payment of the supplemental benefits for each participant. In the case of death of the participant, the participant’s designated beneficiaries will receive 80% of the net at risk insurance (which means the amount of the death benefit in excess of the cash value of the policy).
The following table shows the present value of the accumulated benefit payable to each director who has a director compensation benefit agreement, including the number of service years credited to each director under the Benefit Agreements at December 31, 2023:
Name (a)	Plan Name (b)	Number of Years Credited Service (#)(c)	Present Value of Accumulated Benefit(1)(2) ($)(d)	Payments During Last Fiscal Year ($)(e)
Jack W. Conner	Heritage Commerce Corp SERP	20	$110,600	—
Robert T. Moles(3)	Heritage Commerce Corp SERP	19	$255,300	$12,685
Ranson W. Webster	Heritage Commerce Corp SERP	20	$162,700	—
(1)
The amounts in column (d) were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts which the director may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s consolidated financial statements for the year ended December 31, 2023, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 11, 2024.

(2)
Each participant is fully vested.

(3)
Mr. Moles did not stand for reelection to the Board at the 2023 Annual Meeting.

Heritage Commerce Corp • 2024 Proxy Statement   17

Commitment to Sustainability
Heritage Bank of Commerce is recognized by the business community as the business bank of choice in our markets and an employer of choice where everyone has the opportunity to thrive. The Company employs trusted values of relationship and customer-focused community business banking, and combines them with competitive technology, to provide solutions for the banking needs of businesses, professional organizations, non-profits and community groups, and their team members. Heritage Commerce Corp is the parent company of Heritage Bank of Commerce. Founded in 1994, we are a $5.2 billion premier community business bank based in the heart of Silicon Valley. With 17 offices across the Bay Area, we are committed to building long-term relationships with our clients and communities.
At Heritage Bank of Commerce, we are dedicated to helping each client make their vision a reality. Our experienced market leaders live and work in the communities they serve, making all their decisions local ones. As part of this commitment, we are focused on integrating environmental, social and governance (“ESG”) principles into how we conduct business.
In 2021, we continued to build upon and improve our long-standing corporate responsibility commitment and evolved our strategy to include ESG principles. Our executive leadership and our Board, recognizing the importance of these responsibilities, established an internal cross-functional team that is tasked with driving additional progress in the initiatives that promote sustainability and further transparency. In 2022 and 2023, we continued to enhance our sustainability strategy to build a sustainable premier community business bank to align with our commitment and corporate mission and our executive management team continues to incorporate sustainability objectives into our operational framework. This has resulted in creating targeted initiatives that inform and influence how we conduct business, advance sustainability and enhance corporate transparency.
Sustainability Oversight
Heritage Bank of Commerce strives to foster a team that reflects our strong belief in sustainability. Our cross-functional team is responsible for shaping the Company’s strategic direction and monitoring progress on initiatives. Oversight and guidance are provided by our Board, who receive updates on a quarterly basis. Our Board actively oversees and supports the management team as they lead the Company’s efforts to integrate sustainability into day-to-day operations. Against this backdrop, the Company has redetermined that our sustainability pillars include: (1) Environmental Responsibility; (2) Our People; (3) Our Community; and (4) Governance:
THE FOUR TENETS OF OUR ESG STRATEGY ARE:
Our four pillars arose from a priority-based approach to sustainability disclosure, in line with best practices. In spring of 2023, we completed our second materiality assessment. The assessment involved engagement with key stakeholders and a review of pertinent sustainability topics for inclusion in our sustainability disclosures, thereby informing our goal-setting and strategic planning. Our 2023 Sustainability Report, following the precedent set by our inaugural 2022 report, adopts a priority-based approach. The report encompasses data through fiscal year 2022 and was again informed by comprehensive Sustainability Accounting Standard Board (“SASB”) standards. This coming summer, we plan to release our third Sustainability Report, which will feature three years of data and detail our 2023 successes.
18   Heritage Commerce Corp • 2024 Proxy Statement

Commitment to Sustainability
Environmental Responsibility
We strive to create a more environmentally sustainable future for all, with a goal to reduce our impact on the environment and promote environmentally friendly projects and practices. Beyond simply complying with increased regulations and stricter environmental standards, we are committed to playing an active role in this transformation. Highlights of our environmental efforts and accomplishments include:
IN 2023, WE:
Encouraged continuance of environmentally friendly work practices by supporting the recycling of plastic, glass, and paper.	Began collecting climate risk data on client business location and collateral related to wildfire, drought, flood, and rising sea levels.

Increased the use of e-records and e-signing technology including utilizing digital solutions such as mobile/online banking, eStatements, electronic bill pay and remote deposit capture, resulting in paper waste and carbon emissions reduction.

Phased out daily interbranch courier service, reducing our reliance on paper and utilizing a more cost effective and environmentally friendly delivery system, which results in 70,950 fewer miles driven per year on Bay Area roads.

Through modernization efforts, we strive to offset negative environmental impacts. Currently, 60% of our total office space, including our headquarters building, is Leadership in Energy and Environmental Design (“LEED”) certified. The certification, awarded by the U.S. Green Building Council, is based on the properties’ use of sustainable materials, water and energy efficiency, indoor environmental quality, location and transportation, and overall innovation. We continue to evaluate green equipment for office use such as Energy-Star® appliances, motion detector lighting, as well as high-efficiency HVAC units. Over 68% of the Company’s total office space utilizes LED lighting.
We have begun to further integrate information on environmental risks and challenges by incorporating climate risk factors into credit analyses. We have always innately incorporated environmental issues into our credit decisions, such as evaluating collateral for hazardous materials and monitoring areas prone to increased risk from natural disasters that include climate change. In 2022 and 2023, our working group began to evaluate climate and other environmental considerations as part of our broader commitment to identifying risks associated with climate change. After a thorough review, we determined that we would initiate data gathering on wildfire, drought, flood, and rising sea levels as it relates to our clients and their loan collateral. Over the past year, we developed and implemented the process of collecting portfolio data to cultivate a greater understanding of the potential impact these risks could have on our clients and the Bank. We plan to provide an update in our upcoming Sustainability Report.
LED LIGHTING IN OVER
68%
TOTAL OFFICE SPACE
LEED CERTIFICATION FOR
60%
TOTAL OFFICE SPACE

Heritage Commerce Corp • 2024 Proxy Statement   19

Commitment to Sustainability
Our People
Heritage Bank of Commerce continues to be a leader in the business community and strives to be the business bank of choice in our markets. For our employees, we remain the best place to work where everyone has the opportunity to thrive. We strive to hire, develop and promote a workforce that shares our mission and values, while cultivating teamwork, diversity and inclusion that will meet the expectations of our clients, markets and communities. To foster these goals and to attract and retain quality employees, we aim to ensure an inclusive, safe and healthy workplace, and to provide our employees with competitive and comprehensive compensation, professional development opportunities along with robust health and wellness programs.
Diversity, Equity, Inclusion and Belonging (“DEIB”)
At Heritage Bank of Commerce, we believe our success is built on the collaborative efforts of exceptional talent. Our most important asset is our people and we depend on a highly skilled and properly motivated workforce. Diversity, Equity, Inclusion, and Belonging is vital to the Company. Our commitment starts with our goal of attracting, developing, and retaining a workforce that is diverse in background, knowledge, skills, and experience. The Company is committed to providing equal employment opportunities with regards to recruiting, compensation, performance, and promotion decisions based on merit, without discriminating on the basis of gender, sexual orientation, age, family status, ethnic origin, nationality, disability, religious belief, and any other characteristics that are legally protected.
In 2023, we had 354 full-time equivalent team members (inclusive of 10 part-time team members) with an average tenure of 8 years. Our turnover rate was 14%, which was a 5% decrease from the prior year, and of those, 48% were due to retirement, health reasons, or relocation out of our service footprint. We are proud to share that females represent 60% of our workforce and self-identified racially and/or ethnically diverse individuals represent approximately 55%. In 2023, females accounted for 66% of all new hires, while racially and/or ethnically diverse individuals accounted for 41% of all new hires.
In 2022 and 2023, we furthered our commitment to DEIB and continued to bolster our DEIB Steering Committee, which is comprised of diverse company leaders charged with review and implementation of our policies, procedures, DEIB training and behavior, in order to create an even more inclusive place to work. Some highlights include:
•
We hired an Executive Vice President, Chief People & Culture Officer who enhanced the DEIB Steering Committee initiatives and expanded efforts across the enterprise.

•
We continued to host listening sessions for all team members offering group and one-on-one conversations.

20   Heritage Commerce Corp • 2024 Proxy Statement

Commitment to Sustainability
•
We created a self-nominated Culture Ambassador Group (akin to team member resource group for larger organizations) to help drive DEIB and engagement efforts across the Company.

•
With the input of the DEIB Steering Committee & Culture Ambassador Group, we created and rolled out our inaugural Company Core Values.

•
As of April 2024, 100% of active team members (excluding new hires) participated in the inaugural diversity education program.

In 2023, we launched our inaugural Diversity Equity Inclusion and Belonging (DEIB) Workshop focused on understanding DEIB’s impact in the workplace and historical events that underline the importance of this critical topic to explore and interrupt our own negative unconscious biases. We achieved 100% participation. Management continued to provide Company-wide listening sessions to solicit feedback, enhance engagement, and cultivate positive culture. Based on feedback from listening sessions, we also created a Culture Ambassador Group (akin to employee resource groups for larger organizations) comprised of non-executive employees from various departments and locations. Through self-identification, the Culture Ambassadors represent 77% female and 62% ethnic/racial diversity. Culture Ambassadors serve an important role to help shape enterprise initiatives such as creation of corporate values, promoting awareness of various cultures, as well as provide timely and ongoing feedback to the DEIB Steering Committee.
Our Culture
Teamwork is not only promoted but celebrated through various recognition programs. We launched a new recognition program called “Core Values Champions” designed to recognize individuals who demonstrate our Company’s Core Values through their work and interactions. Throughout the year, employees are encouraged to nominate colleagues who go above and beyond their regular duties in showcasing one or more of our core values. The CEO highlights and broadly shares Core Value Champions’ stories, celebrating their exemplary accomplishments and contributions.
In 2023, we launched our inaugural Leadership Essentials Workshop series with modules consisting of (1) Recruiting and Hiring and Retaining Top Talent (2) Leveraging Individual and Team Strengths (3) Talent Development, Performance Management and Effective Coaching (4) Handling Employee Relations Matters, Decision Making and Accountability (5) Communicating Effectively and Inspiring Positive Change.
In 2023, grounded in our Core Values, we significantly overhauled our Company’s Code of Ethics and Conduct Policy to offer more specificity to directors and employees. This update introduced greater clarity across various topics, such as workplace safety, protection of client and employee information, conflict of interest guidelines, anti-retaliation policy, and procedures for reporting concerns. Every director and employee must now annually confirm their acknowledgement of the Company’s Code of Ethics and Conduct, and senior leadership employees are subject to a more restrictive Executive and Principal Financial Officer Code of Ethics, as well.
We continually promote a speak-up culture, so our workplace feels welcoming and safe. We take all complaints seriously and promptly investigate concerns. Employees have the ability to report concerns through a variety of channels including their immediate manager, any leader at the company, to People & Culture or through our external anonymous complaint hotline. We have a zero tolerance, non-retaliation policy.
Human Capital Management
We have begun to transform and modernize our culture and talent management function by implementing a Human Capital Management (“HCM”) technology platform to enable leaders to better attract, develop and manage talent. These practices include developing standards for setting goals, performance evaluations, succession planning, and learning and development. We are committed to pay equity and regularly review our compensation model to ensure fair and inclusive pay practices across our business.
We strive to hire, develop, and promote a workforce that shares our mission and values and cultivates a culture of teamwork, diversity, and inclusion that will meet the expectations of our clients, markets, and communities. To foster these goals and to attract and retain quality employees, we aim to ensure an inclusive, safe, and healthy workplace, and to provide our employees with competitive and comprehensive health and wellness offerings.
The health, safety and wellbeing of our employees is paramount, and our success is fundamentally connected with the well-being of our people. To ensure the health and well-being of our team members, we aim to provide a robust health and wellness package.

Heritage Commerce Corp • 2024 Proxy Statement   21

Commitment to Sustainability

Various Benefits Include:
Medical, dental and vision benefits for employee, spouse and dependents	Health savings accounts and health reimbursement accounts	401(k) retirement savings program with matching contributions
Flexible spending accounts for both healthcare and dependent care	Life insurance and short- and long- term disability insurance	Access to wellness programs and counseling sessions through our Team Member Assistance Program, including a recent increase from 3 to 5 counseling sessions

The package also includes various wellness programs, including a monthly fitness stipend, tuition reimbursement, and paid time off for volunteer initiatives. Members of our People & Culture department annually review benefit offerings to ensure the wellbeing of our people and their families.
Our Community
Since our inception in 1994, we have been deeply committed to building relationships and making a difference in our local communities. Investing in people, neighborhoods and local businesses is part of our mission. We strive to understand their needs and how we can help them attain their goals and improve the quality of lives throughout the greater Bay Area.
We are extremely grateful for the efforts of so many local nonprofit organizations and are proud of our long-standing history of supporting these organizations. Our goal is to have a positive impact on the communities we serve. We focus our philanthropic giving on initiatives that promote community and economic development, affordable housing, asset building, financial education, and youth programs, as well as those that support human service organizations with programs that assist low and moderate income or minority individuals.
In 2023, we donated $750,000 to over 380 nonprofit organizations while serving on over 70 nonprofit boards of directors. We are perennially named a Top Corporate Philanthropist by both the Silicon Valley Business Journal and San Francisco Business Times, which recognizes for-profit companies that make contributions to charitable organizations in the San Francisco Bay Area. We also invest in our local communities through the unwavering commitment of our employees as they volunteered over 2,550 hours.
Community engagement highlights include:
•
Increasing year-to-year volunteer hours by 20% and number of staff participating in volunteer events by 20% with the help and encouragement of the Heritage Hearts ambassadors.

•
Leading internal drives to support Family Giving Tree’s Annual Backpack and Holiday Wish Drives by collecting backpacks, school supplies, and holiday gifts, as well as organizing days for employees to volunteer at FGT’s warehouse.

•
Continuing support of our adopted school, Rudsdale High School, by organizing and hosting a three-session Entrepreneur Workshop for students and volunteering at student Career Symposiums.

•
Hosting Small Business Toolbox Events/Seminar Series that focused on minority-owned small businesses in Oakland.

•
Supporting nonprofits through event sponsorships.

•
Offering financial literacy classes, career resources, staff support and other annual donations to local students including low income and ethnically and racially diverse students.

•
Maintaining our long-time support of Catholic Charities of Santa Clara County whose mission is to alleviate the conditions of chronic poverty, reduce the effects of situational poverty, and prevent the cycle of generational poverty.

22   Heritage Commerce Corp • 2024 Proxy Statement

Commitment to Sustainability
Governance
As a publicly-traded community financial institution, it is incumbent upon us to ensure that our operations are conducted in a manner that is both consistent with our ESG initiatives, and supportive of the communities in which we operate. Our Board and senior leadership actively support and promote sound corporate governance and risk management across the Company. This culture of accountability, integrity, and transparency affirms our unwavering commitment to building sustainable value.
We conduct our business in a manner that is fair, ethical, and responsible to earn and maintain the trust of our stakeholders. Our corporate governance policies and practices include self-evaluations of the Board and its committees, as well as continuing director education. We were among the first companies to adopt a fully NASDAQ compliant executive compensation recovery or “clawback” policy. Our Code of Ethics and Conduct: How We Do Business is publicly available and, in conjunction with other external as well as internal Company and Board policies, communicates our values and expectations for our directors and employees. These policies are reviewed periodically by our Board. Our Board of Directors is comprised of a majority of independent directors as defined by the NASDAQ listing standards and our Corporate Governance and Nominating Charter and Guidelines. Our Board maintains fully independent Audit, Personnel and Compensation, and Corporate Governance and Nominating committees. Our Corporate Governance and Nominating Committee oversees annual Board and committee self-evaluation programs. The Company believes that ongoing Board refreshment allows for a blend of perspectives that add value to Board oversight and decision-making. Accordingly, over the prior seven years, new directors have joined our Board as independent directors as others have retired or not stood for reelection.
We further enhanced our Talent Management and Succession Planning framework that was shared with the Board which includes ongoing board governance oversight for CEO and executive officers. We developed a robust Succession Planning roadmap that clearly outlines a plan for unexpected vacancies and a longer-term executive talent development plan for executive ranks and key roles. Additionally, we have embedded a discipline of building a strong external diverse talent pipeline for executive and board seats.
Throughout the year, employees are offered a variety of opportunities to participate in learning and education programs such as attending internal and external seminars/workshops, on-line training courses, panel discussions and trade group conferences to enrich one’s own development. Additionally, we offer a generous tuition reimbursement to support employees’ desire to pursue higher education degrees. Employees also have the opportunity to earn industry related and/or role related professional certifications and our Company reimburses for classes, materials, test fees, and ongoing required education costs. Each year, we also offer certain identified leaders an opportunity to attend Pacific Coast Banking School as part of their career development plan.
The Corporate Governance and Nominating Committee believes that this expansive conceptualization of diversity is the most effective means to implement Board diversity. Of the ten nominees for election to our Board at the 2024 Annual Meeting, 30% are women and 40% are women and underrepresented minorities. It has further been the practice for many years of the Company to separate the roles of Chief Executive Officer and Chair of the Board in recognition of the differences between the two roles. The Board believes that the separation of the duties of the Chief Executive Officer and the Chair of the Board eliminates any inherent conflict of interest that may arise when the roles are combined, and that an independent director who has not served as an executive of the Company can best provide the necessary leadership and objectivity required as Chair of the Board.
DIRECTOR NOMINEES ARE	DIRECTOR NOMINEES ARE
30%	40%
WOMEN	DIVERSE
The Board has ultimate authority and responsibility for overseeing risk management of the Company arising out of its operations and business strategy. This includes overseeing the Company’s enterprise-wide risk management framework, which establishes the Company’s overall risk appetite and risk management strategy and enables management to understand, manage and report on the risks faced by the Company. Board committees are responsible for risk oversight in specific areas. The Audit Committee is responsible for monitoring the Company’s overall risk program. The Audit Committee oversees financial, accounting, internal control, and information technology and cybersecurity risk management policies and practices.

Heritage Commerce Corp • 2024 Proxy Statement   23

Commitment to Sustainability
We implement what we believe are effective risk management programs to ensure compliance with applicable laws and regulations governing ethical business practices. We maintain a publicly available Employee Complaint and Whistleblower Policy monitored by an independent third party to receive notice of financial regularities, breaches of internal controls, conflicts of interest, and fraud.
The Company is subject to rigorous controls and audits. Our risk management teams ensure compliance with applicable laws and regulations and coordinate with subject-matter experts (“SMEs”) throughout the business to identify, monitor, and mitigate material risks. Management provides mandatory ongoing team member and director training on a variety of topics including, but not limited to, the areas of cybersecurity, Fair Lending and Anti-Money Laundering (“AML”), which includes recognizing and reporting unusual or suspicious activity.
We have strategically integrated cybersecurity risk management into our broader risk management framework to promote a company-wide culture of cybersecurity risk management. Our cybersecurity program provides what we believe is an effective level of protection of client information and our operating systems while also promoting the timely detection of, and defense against, cyberattacks and other unauthorized access to our information technology systems. We use industry leading tools to help protect stakeholders against cybercriminals.
We also leverage the latest encryption practices and cyber technologies on our systems, devices, and third-party connections and further review third party encryption to ensure proper information security safeguards are maintained. Our employees are responsible for complying with our cybersecurity standards and complete training to understand the behaviors and technical requirements to keep information secure. In order to accomplish our cybersecurity goals, we invest in up-to-date information security and monitoring controls, which we believe provide the best mechanism to mitigate cybersecurity risks and threats. In order to further mitigate our cybersecurity risks, our Chief Information Security Officer, who reports directly to the Chief Information Officer and who reports regularly to our Board’s Audit Committee, oversees certain policies and procedures that are intended to guard against, detect, and respond to potential breaches of our IT systems.
We routinely engage with our stakeholders to better understand their views on sustainability matters, carefully considering the feedback we receive and acting when appropriate. For more information on our sustainability program or policies, please visit: www.heritagecommercecorp.com.

24   Heritage Commerce Corp • 2024 Proxy Statement

Our Executive Officers
The Board has designated the following individuals as executive officers of the Company and/or Heritage Bank of Commerce. Set forth below is certain information with respect to the executive officers:
Name	Position
Robertson Clay Jones	President and Chief Executive Officer of Heritage Commerce Corp and Heritage Bank of Commerce
Lawrence D. McGovern	Executive Vice President and Chief Financial Officer of Heritage Commerce Corp and Heritage Bank of Commerce
Susan S. Just	Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce
Janice Y. Coonley	Executive Vice President and Chief People and Culture Officer of Heritage Bank of Commerce
Deborah K. Reuter	Executive Vice President, Chief Risk Officer and Corporate Secretary of Heritage Commerce Corp and Heritage Bank of Commerce
Glen E. Shu	Executive Vice President, President of Specialty Finance Group of Heritage Bank of Commerce and President of Bay View Funding
Dustin M. Warford	Executive Vice President, President of Community Business Banking of Heritage Bank of Commerce
Biographical information for Robertson Clay Jones is found under “Proposal 1—Election of Directors.”
Lawrence D. McGovern, age 69, has served as Executive Vice President and Chief Financial Officer of Heritage Commerce Corp and Heritage Bank of Commerce since July 1998.
Susan S. Just, age 58 has served as Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce since September 2023. Prior to joining Heritage Bank of Commerce, Ms. Just served as Executive Vice President and Chief Credit Officer of Santa Cruz County Bank from July 2021 until September 2023. Prior to that she served as a consultant to Salo LLC and Noumena Partners, Inc. from October 2018 until July 2021. Ms. Just has also previously served in senior credit administration roles at J.P. Morgan Chase, First Chicago Bank & Trust, Northern Trust Bank and TCF Bank. Ms. Just holds a Bachelor of Business Administration from Loyola University of Chicago and a Master of Business Administration from Kellogg School of Management at Northwestern University.
Janice Y. Coonley, age 49, joined Heritage Bank of Commerce in July 2022 serving as the Executive Vice President, Chief People and Diversity Officer before becoming the Executive Vice President, Chief People and Culture Officer in March 2024. Prior to joining Heritage Bank of Commerce, Ms. Coonley was head of culture and DEI for JP Morgan Chase & Co.’s consumer bank from May 2020 to July 2022 and prior to that she served as Executive Director, HR Business Advisor from February 2019 to May 2020. She previously held a progression of roles at U.S. Bank in Human Resources, culminating as Vice President of Strategy and Transformation from April 2016 to December 2018. Ms. Coonley has announced that she will be leaving the Company in May 2024 and relocating out of the Bank’s footprint.
Deborah K. Reuter, age 70, has served as Executive Vice President, Chief Risk Officer and Corporate Secretary of Heritage Commerce Corp and Heritage Bank of Commerce since April 2014. She was appointed Corporate Secretary in January 2010. Ms. Reuter joined Heritage Bank of Commerce in June 1994, as Vice President/Loan Support Services Manager.
Glen E. Shu, age 55, has served as Executive Vice President, President of Specialty Finance Group of Heritage Bank of Commerce and President of Bay View Funding since October 2019. As President of Heritage Bank of Commerce’s Specialty Finance Group, he has led the factoring, asset-based lending, Small Business Administration and Homeowners Associations business units. Prior to that, Mr. Shu served as Executive Vice President of underwriting and operations for the factoring division of Bay View Commercial Finance Group, a division of Bay View Bank. A graduate of San Jose State University with a Bachelor of Science degree in Finance, he has spent more than 30 years in the financial services industry including various roles with KBK Financial and Concord Growth Corporation from 1992 to 1998.
Dustin M. Warford, age 44, has served as the Executive Vice President Community Business Banking President of Heritage Bank of Commerce since June 2022. He joined Heritage Bank of Commerce in 2006, starting in Commercial and Private Banking. Prior to joining
Heritage Commerce Corp • 2024 Proxy Statement   25

Our Executive Officers
Heritage, Mr. Warford was at Comerica Bank providing high-quality service to his clients. He earned a Bachelor of Science degree in Finance and an MBA in Finance from Santa Clara University and is also a graduate of The Pacific Coast Banking School. Over the years, he has stayed connected to his community by serving on numerous boards and finance committees, including 19 for Life, The Bronco Bench Foundation, San Jose Sports Hall of Fame and Sacred Heart Nativity School.

26   Heritage Commerce Corp • 2024 Proxy Statement

Proposal 1—Election of Directors
The Bylaws of the Company provide that the number of directors shall not be less than 9 nor more than 15, with the Board having the authority to fix the number within that range. By resolution adopted March 23, 2023, the Board has fixed the number of directors at 10. All of our directors serve one year terms that expire at the next following annual meeting. The Bylaws of the Company provide the procedure for nominations and election of the Board. For information on these procedures see “Corporate Governance and Board Matters—Nomination of Directors.” Nominations not made in accordance with the procedures may be disregarded by the Chairman of the Annual Meeting and upon his instructions, the inspector of election will disregard all votes cast for such nominees.
The Board, upon the recommendation of the Corporate Governance and Nominating Committee, has recommended the nomination of 10 of the current members of the Board for one year terms that will expire at the Annual Meeting to be held in 2025. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted at the Annual Meeting for substitute nominees designated by the Board. Each nominee has expressed a willingness to serve if elected, and the Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.
The following provides information with respect to each individual nominated and recommended to be elected to the Board. Each individual below is also a director on the Board of Heritage Bank of Commerce:
Julianne M. Biagini-Komas
Age 61	Background:
Formerly a member on the Focus Business Bank board of directors and joined the Board of Directors of the Company in August 2015. Ms. Biagini-Komas was formerly the Vice President, Finance and Human Resources of CNEX Labs, Inc., from March 2015 until her retirement in April 2021. She was also previously the Chief Financial Officer of Quantumscape Corporation, from 2011 to 2014. Prior to that, she was the Chief Financial Officer of Endwave Corporation, a previously Nasdaq listed company, from 1994 to 2007. Ms. Biagini-Komas has a Bachelor of Science degree in Accounting from San Jose State University and a Masters in Business Administration degree from Santa Clara University. With her experience as a chief financial officer and her background as a Certified Public Accountant, Ms. Biagini-Komas provides valuable insight and perspective regarding accounting and tax issues and is particularly suited to serve as the Chair of the Audit Committee. Ms. Biagini-Komas also brings 20 years of human resource administration experience, as a member of the Personnel and Compensation Committee.
Bruce H. Cabral
Age 69	Background:
Became a director of the Company in October 2019 when the Company acquired Presidio Bank, where he had also served as a director. Mr. Cabral is the former Senior Executive Vice President and Chief Credit Officer of Union Bank. Mr. Cabral retired from Union Bank in January, 2010 after a 32 year tenure which lasted from 1977 until his retirement. Mr. Cabral brings to the Board his previous experience and knowledge of the business of Presidio Bank and his vast experience in the banking industry. He serves as a member of the Finance and Investment Committee and as Chair of the Bank’s Loan Committee.
Heritage Commerce Corp • 2024 Proxy Statement   27

Proposal 1—Election of Directors
Jack W. Conner
Age 84	Background:
Became a director of the Company in 2004 and has served as Chairman of the Board since July, 2006. Mr. Conner was elected Chairman of the Board in July, 2006. Mr. Conner was Chairman and Chief Executive Officer of Comerica California from 1991 until his retirement in 1998 and remained a director until 2002. He was President and a director of Plaza Bank of Commerce from 1979 to 1991. Prior to joining Plaza Bank of Commerce, he held various positions with Union Bank of California (formerly Union Bank) where he began his banking career in 1964. Mr. Conner has a Bachelor of Arts degree from San Jose State University. Mr. Conner contributes to the Board over 20 years of executive leadership and substantial experience in the community banking industry. Having served as a Chief Executive Officer and President at several successful community banks in the Company’s primary market, he brings a wide ranging understanding of bank management, finance, operations and strategic planning. His demonstrated leadership ability, judgment and executive experience led the Board to elect him as Chairman of the Board. Mr. Conner is also a member of the Strategic Initiatives Committee and the Personnel and Compensation Committee.
Jason DiNapoli
Age 55	Background:
Became a director in 2018. In 2003 he co-founded 1st Century Bank, N.A., a wholly owned subsidiary of 1st Century Bancshares, Inc., headquartered in Los Angeles, California. In 2008, Mr. DiNapoli assumed the role of the President and Chief Executive Officer of 1st Century Bank and President of 1st Century Bancshares, Inc. He served in this role until July 1, 2016, when 1st Century Bancshares, Inc. was acquired by Midland Financial Co., a privately held bank holding company based in Oklahoma City, Oklahoma, as a division of MidFirst Bank, a subsidiary of Midland. Mr. DiNapoli presently serves as an Executive Vice President of MidFirst Bank and President and Chief Executive Officer of the 1st Century Bank division. Before joining 1st Century Bank, Mr. DiNapoli was Vice President of finance for JP DiNapoli Companies Inc., a real estate investment, development and property management organization. Prior thereto, he served as a Vice President at Union Bank of California (formerly Union Bank). Mr. DiNapoli earned a bachelor’s degree from the University of California, Berkeley. He is active in numerous community organizations. Mr. DiNapoli brings to the Board his extensive experience and knowledge in banking and finance and management experience in the financial industry as well as experience as a board member of a publicly traded bank holding company. Mr. DiNapoli is a member of the Corporate Governance and Nominating Committee, the Finance and Investment Committee and the Bank’s Loan Committee.

28   Heritage Commerce Corp • 2024 Proxy Statement

Proposal 1—Election of Directors
Stephen G. Heitel
Age 65	Background:
Became a director of the Company in October 2019 when the Company acquired Presidio Bank. Mr. Heitel formerly served as the Chief Executive Officer and director of Presidio Bank from October 2008 until the acquisition. Prior to joining Presidio Bank in October 2008, he served as President and Chief Executive Officer of Mid-Peninsula Bank based in Palo Alto, California. Mr. Heitel served in other senior positions at Greater Bay Bancorp, including President and Chief Executive Officer of San Jose National Bank from December 2003 to November 2005, and as Executive Vice President and Chief Operating Officer of Cupertino National Bank from August 2001 to December 2003. Mr. Heitel’s additional experience also includes executive roles with Bank of America including serving as head of Commercial Banking activities for the Bay Area, focusing on middle market businesses. Mr. Heitel brings to the Board an understanding and knowledge of the business and personnel of Presidio Bank as well as his previous executive experience and knowledge of the community banking industry. Mr. Heitel is a member of the Finance and Investment Committee and the Bank’s Loan Committee.
Kamran F. Husain
Age 58	Background:
Became a director of the Company in December 2021. Mr. Husain is an experienced finance and accounting executive with deep banking and financial services experience and almost 30 years in the financial services industry. Most recently he served as the Chief Financial Officer at Tribal Credit, a B2B payments FinTech focused serving SMBs in Latin America and MENA from December 2021 to August 2023. Prior to that he was the Chief Accounting Officer of SVB Financial Group and Silicon Valley Bank from September 2008 to November 2019. He started his career in investment banking followed by seven years at PwC in the audit practice and nine years at Greater Bay Bancorp. Throughout his career he has also worked on and led several merger and acquisition projects. Over the last fifteen years he has directly managed relationships and communications with auditors as well as with bank regulators on matters related to reporting and compliance. Mr. Husain is also experienced in corporate governance matters from his prior positions. Mr. Husain holds a Masters in Business Administration degree from the Haas School of Business at University of California, Berkeley and a Bachelor of Arts degree from Ohio Wesleyan University. With his background and experience Mr. Husian is particularly suited to serve as Chair of the Strategic Initiatives Committee and as a member of the Audit Committee.

Heritage Commerce Corp • 2024 Proxy Statement   29

Proposal 1—Election of Directors
Robertson Clay Jones
Age 53	Background:
Became a director and President and Chief Executive officer of the Company and the Bank in September 2022. Previously he served as President and Chief Operating Officer of the Bank from December 2021 after joining as Executive Vice President/ President Community Business Banking Group for the Bank in October 2019. Mr. Jones was formerly the President of Presidio Bank assuming the position in July 2018. Mr. Jones joined Presidio Bank in 2010 as Executive Vice President and Mid-Peninsula Market President. Prior to joining Presidio Bank, Mr. Jones was the organizing and initial President and Chief Executive Officer of New Resource Bank. From October 1993 to May 2005, Mr. Jones served in ever increasing corporate capacities for subsidiaries of Greater Bay Bancorp and Comerica Bank, including his position as Executive Vice President and Chief Operating Officer at Cupertino National Bank and Executive Vice President and Manager of the Venture Banking Group. As the Company’s President and Chief Executive Officer, Mr. Jones provides the Board with an overall perspective of the Company’s business, financial condition and its strategic direction. Mr. Jones serves on the Finance and Investment committee, the Strategic Initiatives Committee and the Bank’s Loan Committee.
Laura Roden
Age 65	Background:
Became a director of the Company in 2011. In 2007 she founded and has since served as the Managing Director of Capital Formation Consultants LLC, an advisor to alternative asset funds including venture capital, private equity, hedge and debt funds. Prior to founding Capital Formation Consultants LLC, Ms. Roden previously served as the Managing Director for The Angels’ Forum, a consortium of private investors in alternative assets. Earlier in her career she held the position of Chief Financial Officer for a series of corporations including most notably Chronicle Broadcasting Company and PowerTV, Inc., which was acquired by Cisco. Ms. Roden has expertise in general management, corporate finance, securities and financial services. She is a Professor Emeritus in the Accounting and Finance Department of San Jose State University’s Lucas College of Business, where she taught undergraduate and graduate classes, and is a frequent speaker for angel investment and venture capital groups and associations. Ms. Roden has a Bachelor of Arts degree from Harvard College and Masters in Business Administration degree from Harvard Business School. Ms. Roden has extensive management experience in a full range of business operations, strategic planning, marketing strategies and capital formation for entrepreneurial companies in the technology industry. In addition, with her prior experience as a chief financial officer, she is particularly suited to serve as Chair of the Finance and Investment Committee, and as a member of the Audit Committee.

30   Heritage Commerce Corp • 2024 Proxy Statement

Proposal 1—Election of Directors
Marina H. Park Sutton
Age 67	Background:
Became a director of the Company in October 2019 when the Company acquired Presidio Bank, where she had previously served a director. Ms. Park Sutton retired in December 2022 as Chief Executive Officer of Girl Scouts of Northern California, which serves 19 counties in Northern California with almost 30,000 girls and 25,000 adults taking part in programs each year. Prior to joining Girl Scouts of Northern California in 2007, Ms. Park Sutton held a variety of progressively more senior positions at Pillsbury Winthrop Shaw Pittman LLP, an international law firm. Ms. Park Sutton has a Bachelor of Arts degree from the University of California, Berkeley and a Juris Doctor degree from the University of Michigan Law School. The Board benefits from Ms. Park Sutton’s experience as a director and member of the audit, corporate governance and compensation committees at Presidio Bank, as well as her valuable general business insight and legal experience. With her background she is suited to serve as the Chair of the Personnel and Compensation Committee, and as a member of the Audit Committee and the Corporate Governance and Nominating Committee.
Ranson W. Webster
Age 79	Background:
Became a director of the Company in 2004. Mr. Webster founded Computing Resources, Inc. (“CRI”) in 1978, a privately held general purpose data processing service bureau specializing in payroll processing for small business nationwide. He served as CRI’s Chief Executive Officer and Chief Financial Officer. In 1999, CRI merged with Intuit, Inc., the maker of QuickBooks and Quicken financial software. In 1998, Mr. Webster founded Evergreen Capital, LLC, an early stage investment company focused on Internet and biotech companies. In 2012, Mr. Webster became the Chief Executive Officer for Chargerback, Inc. a cloud based startup company dedicated to automating the lost and found process at hotels, airlines, rental car companies and other public spaces. Mr. Webster contributes to the Board substantial business acumen, executive strategic planning, cybersecurity and financial experience developed through years of proven entrepreneurial success. Mr. Webster has a unique perspective of the Company from his long standing service on the Board. He has a general understanding of corporate governance principles as Chairman of the Corporate Governance and Nominating Committee. Mr. Webster is also a member of Personnel and Compensation Committee and the Strategic Initiatives Committee.
Recommendation of the Board of Directors

The Board of Directors recommends the election of each nominee. The proxy holders intend to vote all proxies they hold in favor of the election of each of the nominees. If no instruction is given, the proxy holders intend to vote FOR each nominee listed.

Heritage Commerce Corp • 2024 Proxy Statement   31

Proposal 2—Advisory Proposal on Frequency of Vote on Executive Compensation
The Dodd-Frank Act requires that we provide our shareholders with the opportunity to vote, on an advisory or non-binding basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC. By voting with respect to this Proposal 2, shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every year, every two years, or every three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.
“RESOLVED, that the option of 1 year, 2 years, or 3 years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a shareholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules (including the Compensation Discussion and Analysis, compensation tables and narrative discussion).”
The Board of Directors believes that a vote every one year is appropriate to evaluate our overall executive compensation program. In determining to recommend that shareholders vote for a frequency of once every year, the Board of Directors considered the importance of incorporating shareholder input into our overall compensation philosophy, policies and practices every year.
The vote is advisory and therefore not binding on the Company or the Board of Directors. However, the Board of Directors value the opinions of our shareholders and will take into account the outcome of the vote, along with other relevant factors, when considering the frequency of future advisory votes on executive compensation.
Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the option of every one year as the preferred frequency for advisory votes on executive compensation. The proxy holders intend to vote all proxies in favor of the option of every one year as the frequency for advisory votes on executive compensation.

32   Heritage Commerce Corp • 2024 Proxy Statement

Proposal 3—Approval of the Advisory Proposal on Executive Compensation
The Dodd-Frank Act requires, among other things, that we permit a non-binding, advisory vote on the 2023 compensation of our named executive officers, as described in the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussion contained in this proxy statement.
As described in greater detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our named executive officers with the interests of our shareholders. Our compensation practices are designed to encourage and motivate our named executive officers to achieve superior performance on both a short term and long-term basis while at the same time avoiding the encouragement of unnecessary or excessive risk taking. The Personnel and Compensation Committee of the Board believes that the executive compensation for 2023 was reasonable and appropriate, and was the result of a carefully considered approach.
Accordingly, the Company is presenting this proposal, which gives you as a shareholder the opportunity to endorse or not endorse our executive pay program by voting for or against the following resolution:
“RESOLVED, that the shareholders approve the 2023 compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures required by Item 402 of Regulation S-K contained in the proxy statement.”
The vote on this resolution is not intended to address any specific item of compensation, but rather that the overall compensation of our named executive officers and the policies and practices described in this proxy statement. In the event this non-binding proposal is not approved by our shareholders, such a vote shall not be construed as overruling a decision by the Board or the Personnel and Compensation Committee, nor create or imply any additional fiduciary duty of the Board or the Personnel and Compensation Committee, nor shall such a vote be construed to restrict or omit the ability of our shareholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the foregoing, the Board and the Personnel and Compensation Committee will consider the non-binding vote of our shareholders to this proposal when reviewing compensation policies and practices in the future.
Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the Advisory Proposal on 2023 Executive Compensation. The proxy holders intend to vote all proxies they hold in favor of this proposal. If no instruction is given, the proxy holders intend to vote FOR the proposal.

Heritage Commerce Corp • 2024 Proxy Statement   33

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis outlines our executive compensation philosophy and objectives, describes the elements of our executive compensation program, and explains how the Personnel and Compensation Committee (“Committee”) of the Company’s Board arrived at its compensation decisions for our 2023 named executive officers (NEOs) listed below:
Name of NEO	Title
Robertson Clay Jones	President and Chief Executive Officer of Heritage Commerce Corp and Heritage Bank of Commerce
Margo Butsch(1)	Former Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce
Janice Y. Coonley	Executive Vice President and Chief People and Culture Officer of Heritage Bank of Commerce
Lawrence D. McGovern	Executive Vice President and Chief Financial Officer of Heritage Commerce Corp and Heritage Bank of Commerce
Deborah K. Reuter	Executive Vice President, Chief Risk Officer and Corporate Secretary of Heritage Commerce Corp and Heritage Bank of Commerce
Glen E. Shu	Executive Vice President, President of Specialty Finance Group of Heritage Bank of Commerce and President of Bay View Funding

(1)
Ms. Butsch served as Executive Vice President and Chief Credit Officer until September 7, 2023, after which she continued to serve in an advisory role to assist with the onboarding and transition of the new Chief Credit Officer until January 1, 2024. Ms. Butsch has been included as a named executive officer pursuant to Item 402(a)(3)(iv) of Regulation S-K as an individual for whom disclosure would have been provided pursuant to Item 402(a)(3)(iii) of Regulation S-K but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year.

EXECUTIVE SUMMARY
The compensation programs in which our NEOs participate are designed to drive our financial results, align with our business strategy and create long-term value for our shareholders. In 2023, Committee members participated in our ongoing shareholder outreach program to have meaningful and transparent discussions regarding executive compensation programs, practices and policies. The feedback from these discussions resulted in the following actions after thorough Committee deliberations throughout the year. We pride ourselves on frequent and meaningful shareholder engagement, and our CEO and CFO meet regularly with institutional investors, as well as all investors who express a desire to speak about compensation, operational and strategic matters.
The discussion of specific components of our compensation programs for named executive officers is focused on executive officers other than Mr. Shu, and as further discussed herein, those programs and objectives are focused on company-wide performance. Mr. Shu’s role is centered primarily on the Company’s Specialty Finance Group, known as Bay View Funding. Because Mr. Shu’s focus is on a specific division within Heritage Bank of Commerce, and that division represents a separate line of business for the Company, his compensation program involves certain division-specific metrics and incentives, which are described under “Bay View Funding Incentive Compensation” beginning at page 46, below. In the future, Mr. Shu will transition to participate alongside the remaining NEOs in the Executive Officer Cash Incentive Program. Nevertheless, the discussion of company-wide matters such as shareholder outreach and responsiveness, compensation philosophy and objectives, and the allocation of total compensation among the various components thereof, apply to all named executive officers.
34   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
Our ongoing endeavors
Developed Performance Based Equity Awards	In 2023, NEOs participated in the Long-term Incentive Equity Program (LTIEP), in which 50% of the NEO’s award value were in the form of performance-based restricted stock units (PRSUs). Vesting is contingent on Return on Average Tangible Common Equity (“ROATCE”) which is measured on a relative basis to a peer group at the end of a three-year performance period. The remaining 50% of the NEO’s award value were in the form of time-based restricted stock units (RSUs) with ratably 3-year vesting to encourage stock ownership and satisfy the stock ownership and retention guidelines.
Considered Other Metrics for Performance Based Equity Awards	In addition to ROATCE, Shareholders have suggested using other metrics such as Total Shareholder Return (TSR) and/or Earnings Per Share (EPS). The Committee continued to work with management and compensation consultants to consider other metrics.
Instituted Executive Stock Ownership	The Company instituted robust stock ownership and retention guidelines for our NEOs to appropriately link wealth creation to the value of the Company’s common stock.
Created Differentiated Qualitative Goals for Individual NEOs	In 2023, the Executive Officer Cash Incentive Program (the “Program”) included differentiated qualitative goals based on executive’s individual roles.
Explored Single Trigger Equity Vesting Acceleration on Change of Control	The Committee consulted with compensation consultants on the prevalent market practices of single-trigger equity vesting acceleration on a change of control and our philosophy of value sharing. After careful deliberations, we believe the acceleration of vesting on a change of control enables award recipients to share in value creation alongside shareholders.
The Committee believes that the changes we have instituted for 2023 continue to motivate and reward NEOs for collective and individual efforts on results that are aligned with key drivers of shareholder value.
Advisory Vote on Executive Compensation
Incorporating insights from institutional shareholders alongside meaningful adjustments in the executive compensation program in 2023, the annual advisory vote on executive compensation (“Say-on-Pay”) resulted in 96% of the voting shareholders casting their votes in favor of the say-on-pay resolution.

Heritage Commerce Corp • 2024 Proxy Statement   35

Executive Compensation
2023 Financial Accomplishments
In 2023, despite challenges faced by many banks, the Company had a successful year with growth in year-over-year tangible book value of 9% and our second-best-ever year in net income, surpassed only by the record profits of 2022. Our loan growth of $51.8 million year-over-year, coupled with stable total deposits, showcases our resilience in a challenging interest rate environment. Our focus remains on orderly organic growth, avoiding borrowed funds or brokered deposits. Our local retail and commercial deposit relationships serve as a stable and lower-cost funding source, reflecting our disciplined management approach. We have a strong balance sheet, evidenced by robust capital, ample liquidity, and a diversified loan portfolio. We continued to add to loan reserves reflecting solid loan growth while credit costs were modest. Nonperforming assets totaled $7.7 million, or 0.15% of total assets, at December 31, 2023. The efficiency ratio for the full year 2023 was 52.57%.
Net income decreased	Net interest income increased	Total deposits decreased
(3)% to $64.4M	2% to $183.2M	(<1%)
The efficiency ratio	Nonperforming assets totaled
52.57%	$7.7M

36   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
Governance Best Practices
The Company aims to support the long-term interests of shareholders through best-practice compensation programs, practices and policies. The Committee reviews on an ongoing basis the Company’s executive compensation program to evaluate whether it supports the Company’s executive compensation philosophies and objectives and is aligned with shareholder interests. Our executive compensation practices are comprised of the following, each of which the Committee believes reinforces our executive compensation objectives:
What We Do
✔	Compensation Principles. Our compensation program is guided by our goals to align the interests of our executive officers with our long-term strategy and the interests of shareholders in a manner that appropriately considers the safety and soundness of Heritage Bank of Commerce.
✔	Shareholder Outreach. We conduct regular and transparent outreach to our shareholders and consider their feedback in the determination of pay levels, practices, and policies.
✔	Formula-based Incentive Plans. Our Executive Officer Cash Incentive Plan is comprised primarily of formula-based objective financial measures. In 2023, NEOs, other than Mr. Shu, participated in the LTIEP of which 50% of their award value are PRSUs contingent on relative ROATCE performance compared to a peer group at the end of a three-year performance period. Additional disclosure is also provided for the qualitative scorecard including differentiated goals for individual executives.
✔	Incentive Plan Risk Mitigation. The Executive Officer Cash Incentive Program uses multiple measures to reduce overreliance on any one metric. An Executive Officer Cash Incentive Program risk review is conducted annually to ensure prudent risk management.
✔	Clawback Policy. We have a recoupment policy that provides the Board with the ability to recover compensation in the case of fraud or if the Company is required to restate its financial statements to correct a material error.
✔	Share Ownership Guidelines. We require that our President and Chief Executive Officer own shares with a market value equal to three times base salary and that the other NEOs own shares equal to one times base salary. NEOs who have not satisfied their ownership requirements must retain 50% of their vested shares earned under equity-based compensation plans. In certain circumstances, downward fluctuations in our stock price may cause executives temporarily to fail to meet these thresholds, but executives who are subject to this policy are not permitted to sell Company securities at any time when they are not in compliance with these guidelines.
✔	Anti-Hedging/Pledging Policy. We have “anti-hedging” and “anti-pledging” policies on Company shares.
✔	Independent Compensation Consultant. The Committee retains an independent compensation consultant that provides no other services to the Company.
What We Don’t Do
X	No Tax Gross Ups. With the exception of one legacy arrangement, we do not provide for tax gross-ups in the event of a change of control.
X	No Repricing or Repurchase of Underwater Equity Awards. We do not permit the repricing or repurchase of underwater stock options or stock appreciation rights without shareholder approval.
X	No Multi-Year Guarantees. We do not provide multi-year guaranteed salary increases, equity awards or non-performance incentive arrangements.
X	No “Single Trigger” Cash Severance Payments on Change in Control in Executive Contracts. Our executive employment agreements do not have “single-trigger” cash severance payments resulting solely from the occurrence of a change of control.

Heritage Commerce Corp • 2024 Proxy Statement   37

Executive Compensation
Summary of Executive Compensation Actions
The Committee made the following decisions in 2023.
Action
✔	Adjusted Mr. Jones’ base salary from $560,000 to $622,000 based on performance and market adjustment due to results of peer market compensation benchmarking data.
✔	Adjusted other NEO base salaries 4%, based on a review of peer market data and approved an additional market adjustment of 4.5% for Mr. Shu.
✔	Approved award payouts under the 2023 Executive Officer Cash Incentive Program (excluding Mr. Shu) ranging between 43% to 62% of NEOs’ base earnings.
✔	Granted restricted stock awards in May 2023.
✔	Participated in discussions with shareholders concerning the Company’s executive compensation programs.
✔	Continued to engage independent compensation consultants to provide data and advice; and assist in the further development of market-based programs for 2024 based on shareholder input received in 2023, and during the first quarter of 2024.
✔	Developed and approved a long-term performance-based incentive equity program for our NEOs, other than Mr. Shu.
✔	Developed a 2023 Equity Plan approved by shareholders which includes terms that are considered best practice.
✔	Approved new stock ownership and retention guidelines for our NEOs.
HOW COMPENSATION DECISIONS ARE MADE
Role and Responsibilities Relating to Compensation Decisions
Responsible Party	Primary Role and Responsibilities Relating to Compensation Decisions
Personnel and Compensation Committee (Composed solely of independent, non-employee Directors and reports to the Board)(1)
•
Oversees the executive compensation program, policies, and practices

•
Conducts an annual evaluation of the President and CEO’s performance in consultation with the full Board

•
Reviews and approves the President and CEO’s recommendations for compensation for the other NEOs

•
Approves performance goals for purposes of compensation decisions for the NEOs

•
At least annually, reviews the executive compensation program overall, and establishes base salaries, target annual variable cash incentive opportunities and equity grants (if any) for the fiscal year

•
Approves all changes to the composition of the Compensation Peer Group

•
Reviews compensation risk on an annual basis

•
Reviews and makes recommendations to the Board with respect to director compensation

Independent Consultant to the Committee (Meridian(2))
•
Provides the Committee with analysis and advice pertaining to compensation program design, including proxy and survey analysis, explanation of current and developing best practices, and regulatory changes

•
Recommends a relevant group of peer companies and appropriate sources of survey data in which to compare the competitiveness and structure of compensation

•
Analyzes peer company data to assist the Committee in determining the appropriateness and competitiveness of compensation levels

•
Reviews proposed changes to compensation program design

•
Reviews compensation disclosure materials

•
Provides specific analysis and advice periodically as requested by the Committee

Executive Management
•
The President and CEO recommends to the Committee annual compensation for the other NEOs and senior executives based on his assessment of their performance

•
Members of management support the Committee in establishing agendas with the Chair, developing materials for Committee meetings, attending meetings at the request of the Committee and preparing meeting minutes

•
No member of management is present in Committee meetings when matters related to his or her individual compensation is under discussion, or when the Committee is approving or deliberating on the President and CEO compensation

(1)
The Committee Charter can be found at https://www.heritagecommercecorp.com/documents/ which provides a complete listing of duties.

(2)
Meridian is independent of the Company and services performed by Meridian and the individual consultants employed by Meridian raised no conflicts of interest.

38   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
Role of Shareholder Input and Shareholder Outreach Efforts
Our Board and Committee value our shareholders’ views on our executive compensation program, as gathered from our shareholder outreach and reflected in our shareholders’ voting decisions. The Committee takes seriously, and believes it is important to respond to, shareholders’ input on our executive compensation program. The Committee also considers the views and recommendations provided by proxy advisors who review and analyze public company executive compensation programs and express their views to their institutional investor clients. The Committee has taken a deliberate approach to implementing best practices in our compensation programs, policies and practices. As noted in “Shareholder Communications and Outreach” on page 6 executive management is keenly focused on soliciting investors’ input on all aspects of our governance, particularly including executive compensation matters. Over the last two years, members of management and the Committee have reached out to our shareholders with regard to executive compensation matters.
Based on that extensive shareholder input, our Committee has focused on the following initiatives:
At our 2023 Annual Meeting, our non-binding advisory proposal was approved with approximately 96% of the voting shareholders casting their votes in favor of the Say-on-Pay resolution. Our management team and Board continue to reach out to shareholders and provide them with opportunities to discuss our executive compensation program. Following the 2023 Annual Meeting, our Chief Executive Officer, Chief Financial Officer and other invited members of our executive team attended six investment conferences and held 25 one-on-one meetings with shareholders.
Prior to our 2023 Annual Meeting, we engaged with 9 institutional investors representing 7% of our shares. In 2024, in addition to our participation in investment conferences and in-person, individual investor meetings, we specifically reached out to 20 institutional shareholders, representing 56.2% of our shares. We held meetings directly or by telephone or video conference with each investor who accepted our invitation resulting in 7 meetings as of March 15, 2024. Commencing in the first quarter of 2024, two members of the Committee also participated in meetings with institutional investors.
The shareholder perspectives that we receive, through direct engagement as well as through voting decisions, provide valuable insight and have continued to help influence our program.
As a result of these meetings along with further analysis by the Committee, with the assistance of our independent compensation consultant, the Company took the following steps:
•
Enhanced the qualitative portion of the Executive Officer Cash Incentive Program to include differentiated goals for individual executives that further our growth, safety and soundness, and the development of a strong and diverse workforce; additional disclosure regarding results and payouts.

•
NEOs participated in LTIEP of which 50% of the NEO’s award value are in the form of PRSUs. Vesting is contingent on ROATCE which is measured on a relative basis to our peer group at the end of a three-year performance period. The remaining 50% of the NEO’s award value are in the form of RSUs to encourage stock ownership and satisfy the stock ownership and retention guidelines.

•
Implemented robust stock ownership and retention guidelines for our NEOs.

•
Continued to monitor the prevalence of single-trigger equity vesting acceleration on a change of control for current and/or future NEOs. This practice is prevalent for banks of similar size and enables award recipients to share in value creation alongside shareholders on a change in control.

•
Developed a 2023 Equity Incentive Plan for shareholder approval, which includes terms that are considered best practice.

Heritage Commerce Corp • 2024 Proxy Statement   39

Executive Compensation
•
Discussed the existing gross-up provision in a legacy employment agreement for our Chief Financial Officer. Because the current executive contract is an enforceable contract in good standing, the Committee is unable to unilaterally change its terms. No other NEO employment agreements include a gross-up provision, and the Committee maintains a policy that eliminates this practice.

The Committee believes these changes reflect the feedback received from our shareholders and incorporate many of the governance practices that are prevalent and mitigate compensation risk. We welcome feedback regarding our executive compensation program and will continue to engage with our shareholders in 2024.
Overview of Compensation Philosophy
The Committee believes that the continued success of the Company in achieving its strategic objectives depends in large part on the talent and leadership of its executives and the alignment of those executives with the interests of our shareholders. Our compensation philosophy can be summarized as follows:
•
Competitive Compensation. We provide compensation opportunities to our NEOs that, in the aggregate, reflect the median practices of similarly sized banks in our geographical region, adjusted for individual performance, skills and expertise.

•
Pay-for-Performance. To earn competitive total pay levels, NEOs must achieve financial and operating objectives derived from our internal business plan. Pay is aligned with short-and long-term performance that is comparable or exceeds the performance of our peers.

•
Link Compensation and Accountability. To attract, retain and develop superior talent, we assess the leadership skills of our NEOs as part of an assessment of their individual performance. NEOs are held accountable for providing leadership to the organization and the achievement of financial and non-financial objectives, as well as identifying and developing successors. These assessments are used in deliberations regarding salary increases and incentive awards.

•
Promote Share Ownership. All long-term incentive awards are paid with shares of Company stock, and our NEOs are expected to maintain a significant investment in the Company in accordance with our stock ownership and retention guidelines.

•
Avoid Encouraging Excessive Risk Taking. To reduce compensation risk, the NEO’s compensation programs are developed to include risk mitigation elements. We balance fixed and variable pay opportunities, use short-and long-term incentive plan horizons and subject payments to our clawback recovery policy. Furthermore, the Executive Officer Cash Incentive Program uses multiple performance measures and includes meeting a capital requirement threshold as a condition to receiving a payout.

•
Provide Reasonable Income Security. We provide employment agreements to our executive officers consistent with market practices. These agreements are designed to foster stability and retain well-qualified executives by providing reasonable income protection upon termination of employment following a change of control. All employment agreements are “double trigger,” requiring both a change of control and the loss of employment in order to receive severance benefits. Our executive equity incentive programs provide for accelerated vesting of equity awards upon a change of control (e.g. “single trigger equity vesting”). Other than one legacy agreement, no other agreements provide for the gross-up of taxes.

40   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
COMPENSATION PROGRAM OBJECTIVES AND REWARDS
Summary of Components of Executive Compensation
Total direct compensation for our NEOs consists of base salary, cash and equity-based incentive compensation. Each of these elements of compensation is described below.
Compensation Element	Purpose
Base Salary
•
Provides a fixed amount of compensation to recognize the duties, responsibilities, and scope of influence of the executive’s role. The level of base salary also takes into consideration the executive’s experience, skills, and performance.

Executive Officer Cash Incentive Program	• Rewards the achievement of annual goals for financial performance, as well as key annual individual goals that strengthen the business and position the Company for long-term success.
Long-Term Incentives
•
Rewards long-term performance through increases in share appreciation and aligns executives with shareholder interests. In 2023, 50% of the NEO’s award value were in the form of PRSUs. Vesting is contingent on ROATCE which is measured on a relative basis to our peer group at the end of a three-year performance period.

Other Compensation
•
NEOs participate in the benefit and retirement programs generally available to all full-time Company employees with the purpose of providing health, welfare and financial stability. Perquisites are generally limited to those that assist our NEOs in conducting their business duties productively. Employment agreements and other separation benefits are provided to ensure that executives act in the best interest of the Company regardless of future employment status.

Compensation Mix
The Committee evaluates the mix of compensation components. Pay mix is balanced considering short-and long-term time horizons, allocation between cash and equity, and between fixed and variable compensation components. In determining the compensation mix, the Committee strives to motivate near-term performance, while also focusing the executives on longer-term corporate goals that drive shareholder value. The following reflects the compensation mix for 2023.
Pay Positioning
Generally, base salaries are targeted near the median of the market, adjusted for wage rates in the California Bay Area, which are higher than the national average. Individual factors may also be considered by the Committee including individual performance, the importance of the role in achieving strategic objectives, and other relevant factors.

Heritage Commerce Corp • 2024 Proxy Statement   41

Executive Compensation
Use of Peer Group and Market Data
In the fall of 2022, the Committee engaged Meridian Compensation Partners to assist with incentive award payouts, Compensation Discussion and Analysis drafting, and planning for 2023 compensation decision-making. The Committee engaged Meridian to conduct a competitive review of the Company’s executive compensation program, which was delivered in the first quarter of 2023 and used to inform 2022 and 2023 pay decisions. One data source used in setting market-competitive guidelines for the executive officers is the information publicly disclosed by a peer group of other publicly traded banks which the Committee uses as a competitive reference point.
Banks selected as peers for compensation purposes are public and actively traded banks which align with some or all of the following criteria:
•
Asset sizes between $2.4 billion and $13 billion

•
Similarity of product lines and business focus

•
Comparable performance criteria including, asset growth, profitability, credit quality, capitalization and total shareholder return

Based on these criteria, the following companies were included in the Company’s Compensation Peer Group for 2023 decision making:
Banc of California	Heritage Financial
Bank of Marin	HomeStreet*
BayCom	Luther Burbank*
Central Valley Community Bancorp	PCB Bancorp
Farmers & Merchants Bancorp	Sierra Bancorp
First Foundation	TriCo Bancshares
Five Star Bancorp	Westamerica
*
Subsequently acquired.

The competitive review also included Data from McLagan’s Regional & Community Banking Survey database. National survey data was adjusted upward 29.5% to account for wage rates in San Jose, California, relative to the national average.
Chief Executive Officer Compensation
The Committee annually reviews and approves goals and objectives relevant to the Chief Executive Officer and evaluates the Chief Executive Officer’s performance against those objectives and other relevant factors. The Committee typically considers corporate financial performance, and the Company’s achievement of its short and long-term goals versus its strategic objectives and financial targets. With the assistance of the compensation consultant, the Committee also considers the compensation data related to the Compensation Peer Group for base pay, total cash compensation, and total direct compensation. The Chief Executive Officer does not participate in any deliberations regarding his own compensation.
Base Salary Decisions for the Other Named Executive Officers
The Committee approved the following salaries and adjustments for the other named executive officers effective April 1, 2023:
	Base Salary
NEO	2022	2023	Change from 2022
Robertson Clay Jones	$560,000	$622,000	11.07%
Margo G. Butsch(1)	$329,317	$342,490	4.00%
Janice Y. Coonley	$325,000	$338,000	4.00%
Lawrence D. McGovern	$399,885	$415,880	4.00%
Deborah K. Reuter	$334,995	$348,395	4.00%
Glen E. Shu	$331,697	$359,940	8.51%
(1)
Ms. Butsch served as Executive Vice President and Chief Credit Officer until September 7, 2023, after which she continued to serve in an advisory role to assist with the onboarding and transition of the new Chief Credit Officer until January 1, 2024. Ms Butsch’s base salary was adjusted from $342,490 to $256,568 on October 1, 2023.

42   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
Executive Officer Cash Incentive Program
Our NEOs, other than Mr. Shu, participate in the Executive Officer Cash Incentive Program, which is an annual cash-based incentive program linked to achievement of certain corporate performance goals.
Taking into consideration the recommendations of its independent compensation consultant and the President and Chief Executive Officer’s recommendations for the other participating NEOs, the Committee approves an incentive award target as a percentage of base salary for those NEOs.
	% of Base Salary
Named Executive(1)	Threshold	Target	Maximum
Robertson Clay Jones	37.5%	75%	112.5%
Margo G. Butsch	22.5%	45%	67.5%
Janice Y. Coonley	22.5%	45%	67.5%
Lawrence D. McGovern	25.0%	50%	75.0%
Deborah K. Reuter	22.5%	45%	67.5%
(1)
As noted at page 34, above, for fiscal years ending on and prior to December 31, 2023, Executive Vice President Glen E. Shu, who serves as President of our Specialty Finance Division, has traditionally participated in a division-specific compensation program described herein. Accordingly, the performance targets and related metrics described in this section were not applicable to Mr. Shu’s incentive compensation for 2023, and his performance metrics and related matters are discussed under “Bay View Funding Incentive Compensation” beginning at page 46, infra.

The Committee also assigned weightings between a Company scorecard based on financial metrics (80%) and a qualitative scorecard based on differentiated goals for each executive that further our growth, safety and soundness, and the development of a strong and diverse workforce (20%). The following performance metrics along with the relative weights of each metric were established by the Committee in the first quarter of 2023 and results were calculated as of December 31, 2023:
Performance Metrics (‘000s)	Weight	Threshold	Target	Maximum
Pre-Tax Income	20%	$109,994	$122,216	$134,438
Nonperforming Assets	20%	$16,500	$15,000	$13,500
Loan Growth(1)	20%	$2,815,754	$2,963,951	$3,112,149
Deposit Growth(2)	20%	$4,601,040	$4,843,200	$5,085,360
Qualitative Factors(3)	20%	(Differentiated goals for each executive)
(1)
Loan Threshold and Maximum are established at 95% and 105% of the Company’s budget, respectively. Includes factored accounts receivable but excludes purchased mortgage loans in 2023 and Paycheck Protection Program (“PPP”) loans.

(2)
Deposits exclusive of brokered, state certificates of deposit. Includes clients’ Insured Cash Sweep / Certificate of Deposit Account Registry Service deposits. The Deposit Threshold and Maximum are established at 95% and 105% of the Company’s budget, respectively.

(3)
The qualitative factors were based on differentiated goals for each executive to achieve the Company’s strategic plan for 2023. Qualitative goals consisted of the following combination of categories for each executive: (1) Community Outreach and Engagement (2) CRA and Fair Lending Quality (3) Hiring of Key Roles (4) ESG (5) Board Engagement (6) Audit Quality (7) DEIB Effort (8) Succession Planning and Talent Development.

The Executive Officer Cash Incentive Program includes a performance “gate” requiring a year-end total risk-based capital ratio at or above 10.5%. Otherwise, no payment would be made under the Executive Officer Cash Incentive Program.
The Committee has the right, in its sole and absolute discretion, to make adjustments to the performance goals within the defined parameters set forth in the Executive Officer Cash Incentive Program including: one-time, non-recurring, or extraordinary events or any other reason that the Committee deems appropriate. Additionally, the Committee may adjust awards considering factors such as regulatory compliance and credit quality; and to reduce or eliminate any cash award otherwise payable. In 2023, the Committee did not make any such adjustments.
Performance metrics were identified through our annual financial planning and budgeting process and are intended to align with the Board’s strategic plan for 2023. The Committee received recommendations from the senior management along with other relevant data including economic forecasts and historical goal setting and achievement. The Committee believed that the Threshold, Target, and Maximum levels established for the Executive Officer Cash Incentive Program in 2023 were sufficiently challenging to meet the Company’s long-term performance objectives.

Heritage Commerce Corp • 2024 Proxy Statement   43

Executive Compensation
Payouts were calculated by mathematical interpolation (on a continuous scale).The Committee approved the following goal achievement for 2023 performance:
		Performance Goals (‘000s)			Payout
Performance Metrics	Weight	Threshold	Target	Maximum	Actual	Level Achieved
Pre-Tax Income	20%	$109,994	$122,216	$134,438	$90,419	Not Met
Nonperforming Assets	20%	$16,500	$15,000	$13,500	$7,707	Maximum
Loan Growth*	20%	$2,815,754	$2,963,951	$3,112,149	$2,898,067	Threshold-Target
Deposit Growth	20%	$4,601,040	$4,843,200	$5,085,360	$4,378,458	Not Met
Qualitative Factors	20%	Qualitative Assessment of Six Factors			See Footnote(1)
*
Using straight-line interpolation in determining the percentage of the cash bonus since the performance falls between two levels in the table above.

(1)
The qualitative factors were based on differentiated goals for each executive to achieve the Company’s strategic plan for 2023. Qualitative goals consisted of the following combination of categories for each executive: (1) Community Outreach and Engagement (2) CRA and Fair Lending Quality (3) Hiring of Key Roles (4) ESG (5) Board Engagement (6) Audit Quality (7) DEIB Effort (8) Succession Planning and Talent Development.

Qualitative Performance Metrics
Clay Jones:
•
Outstanding leadership and operational and financial management during unprecedented challenges in the banking industry, including two highly publicized failures of competitor institutions in our markets.

•
Continued enhancement, and development of Company Succession Planning Program with positive outcomes under Hiring of Key Senior and Executive staff. Rolled out Leadership Essentials Program. Communicated expectations through revamped and enterprise rollout of new Code of Ethics and Conduct Policy. Conducted a companywide corporate rollout of Strategic Plan 2023 to convey corporate goals and objectives in 2023.

•
Satisfactory results, with high commendation in accounting and financial reporting audits by outside audit firm, engaged outsourced internal audit firms, and regulatory agencies.

•
Active Board Member of San Mateo County Chamber, persistent attendance at non-profit, social, and community events, active member of San Jose downtown community re-development with frequent engagements with city officials including the mayor.

•
Quality and awareness of CRA program is strong. A newly formed CRA task force was created in early 2023 with active participation, along with other senior leadership of the Company.

•
Orderly recruitment and transition of the Chief Credit Officer (“CCO”), active candidate interviews and recruitment, resulting promotion of Chief Information Officer. Transition of internal leadership to gain better organizational efficiencies and enhanced client experience. Recruitment and hiring of newly created senior leadership roles.

•
Continued to build out an effective ESG program. Significant energy reduction upgrades completed in desktop printing, networking, and facilities. Termination of the corporate interoffice mail courier. Regular ESG focused reports to the Senior Executive Operating Committee, Risk Management Steering Committee, & Corporate Governance Committee.

•
Corporate-wide outstanding results in DEIB Program, principally developed and managed by People & Culture. Executive level engagement, counsel, support, and program promotion provided. Continued encouragement and vocal promotion of diversity hiring in all open positions and regional Advisory Board recruitment. Continued program enhancements by DEIB Steering Committee including the development of cultural ambassadors, the Company’s positive affirmative action statistics and a new code of ethics and conduct. Production of a roll-out of inaugural Company Core Values. Replaced outdated recognition program with a more robust and equitable behavior-based recognition program.

Margo G. Butsch:
•
Successfully transitioned CCO duties to new incumbent in an orderly fashion.

•
Developed a Credit Analyst Program designed to train and develop entry-level underwriters.

44   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
•
Incorporated environmental criteria within the underwriting process as part of the environmental prong of our ESG efforts.

•
Established the Credit Card Product framework to bring the product and servicing process in-house.

Janice Y. Coonley:
•
Partnered with the CEO on the coordination, identification, and section of candidates for Chief Information Officer and Chief Credit Officer positions. Assisted with organizational restructuring of internal operations divisions. Continued to enhance and execute the established succession planning framework at the executive level. Introduced the succession planning process for 2-levels down from CEO in 2023.

•
Continued to contribute to the ESG report and its contents, mainly on enhancing and developing programs related to social and governance areas.

•
Strong board engagement. Assisted with onboarding of a new compensation consultant to help enhance executive and board compensation practices, and increase Institutional Shareholder Services and Glass Lewis scores, including but not limited to CD&A, Pay vs. Performance, storytelling in CD&A and talking points for institutional shareholder outreach. Continued to collaborate closely with the CEO, Committee Chair and compensation consultants on making enhancements to executive short- and long-term compensation programs. Continued to work closely with management and board with mitigating risk related issues.

•
Led the reconstruction and enterprise rollout of the HCC Code of Ethics and Conduct with the partnership and feedback from the CEO, peers and board members.

•
Continued to serve as the Executive Sponsor for the DEIB Steering Committee and Culture Ambassadors Group. Developed and implemented inaugural Core Values, with the partnership of the CEO and executives, that was reviewed and approved by our Board.

Lawrence D. McGovern:
•
Successfully managed liquidity and capital levels amidst industry uncertainty and volatile interest rate markets.

•
Engaged in proactive community outreach initiatives.

•
Spearheaded the recruitment and selection process for the newly established SVP, Director of Finance leadership position.

•
Continued digital transformation initiative, transitioning manual processes to a technology-driven platform.

•
Actively collaborated with the board on both strategic and tactical initiatives.

•
Maintained commitment to DEIB by ensuring Finance’s representation within the Culture Ambassador group.

•
Continued emphasis on succession planning for key Finance roles to ensure organizational resilience and stability.

Deborah K. Reuter:
•
Continually managed the implementation of policies designed to promote full compliance with all aspects of banking operations across the Company and its subsidiaries.

•
Recruited and hired the newly created key role of SVP/Compliance Officer. Continued development of team members and promoted various staff members up to SVP levels.

•
Strong board engagement supporting more than 35 Board Committee and Board meetings during 2023 in addition to a virtual shareholders meeting.

•
Continued to successfully manage the Company’s Anti-Money Laundering / Countering the Finance of Terrorism, deposit and lending compliance, and fair lending programs.

•
As part of the DEIB Steering Committee member, participated in the development of Cultural Ambassadors, the Company’s positive Affirmative Action results, and co-creation of a new Code of Ethics and Conduct Policy.

The Committee approved the following incentive cash awards for 2023 performance. Awards are calculated using 2023 base earnings, which may differ from 2023 base salaries due to the timing of salary adjustments promotions and partial year participation.

Heritage Commerce Corp • 2024 Proxy Statement   45

Executive Compensation
Named Executive	Award Payout
Robertson Clay Jones	$322,476
Margo G. Butsch(1)	$105,448
Janice Y. Coonley	$111,644
Lawrence D. McGovern	$152,656
Deborah K. Reuter	$115,098
Glen E. Shu	$130,157
(1)
Ms. Butsch resigned from her position as Executive Vice President and Chief Credit Officer effective as of September 7, 2023 and received a pro rata share of her bonus award.

Equity Awards in 2023
Equity awards for 2023 were awarded under the 2013 Equity Plan on May 2, 2023, in the form of restricted stock awards based on a percentage of the NEO’s current base salary. Target percentages were established at the same percentage as the Executive Officer Cash Incentive Program vesting ratably over a three-year period. For 2023, the Committee approved the following restricted stock awards:
	RSU Award			PRSU Award
Named Executive	% of Base Salary	Number of Shares	Dollar Value	Number of Shares	Dollar Value
Robertson Clay Jones	75%	31,478	$233,252	31,477	$233,245
Margo G. Butsch(1)	45%	10,399	$77,057	10,399	$77,057
Janice Y. Coonley	40%	9,123	$67,601	9,122	$67,594
Lawrence D. McGovern	50%	14,031	$103,970	14,031	$103,970
Deborah K. Reuter	45%	10,579	$78,390	10,578	$78,383
Glen E. Shu	45%	10,929	$80,984	10,929	$80,984
(1)
Ms. Butsch served as Executive Vice President and Chief Credit Officer until September 7, 2023, after which she continued to serve in an advisory role to assist with the onboarding and transition of the new Chief Credit Officer until January 1, 2024. All RSU and PRSUs outstanding were canceled after Ms. Butsch retired from the Company on January 1, 2024.

Performance Based Long-Term Incentive Equity Program
In response to our shareholder outreach program, the Committee in consultation with its independent compensation consultants designed the LTIEP, with the objective of further aligning our NEOs with the interests of shareholders and our pay-for-performance philosophy. Under the LTIEP, 50% of the NEO’s award value is granted in PRSUs. The remaining 50% is granted in RSUs.
PRSUs. Awards vest at the end of a three-year performance period (2024—2026) based on the ROATCE as compared to a peer group of banks approved by the Committee.
PRSUs vest based on percentile performance using the table below. The Committee will use straight-line interpolation to reward incremental achievements between performance levels. Performance below threshold will result in no PRSU vesting.
	Performance Levels
Performance Metrics	Threshold	Target	Maximum
ROATCE Percentile Rank	35th	50th	75th
Percent of PRSUs Vested	50%	100%	150%
RSUs. Each RSU will vest ratably over three years of continual employment and will accelerate upon a change of control, death or disability.
Bay View Funding Incentive Compensation
As noted above, Mr. Shu oversees the operation of our Specialty Finance Group, which is commonly known as Bay View Funding, or BVF. BVF operates as a division of Heritage Bank of Commerce, and its operations are described in greater detail on page 114 of our Annual Report on Form 10-K, which accompanies this proxy statement. BVF is typically focused on asset-backed lending, factoring

46   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
and other corporate financing initiatives that are designed to accept a carefully managed but relatively higher degree of risk than the Bank takes with typical lending customers. Because this aspect of our operating strategy differs notably from the Company’s overall business composition, we have designed a compensation system for Mr. Shu and other members of the BVF team that is focused on the performance of the BVF division rather than on the Company’s performance as a whole. Due to Mr. Shu’s increasing responsibilities within Heritage Bank of Commerce, he transitioned to participating in the Heritage Bank of Commerce Executive Officer Cash Incentive Program in 2024.
Mr. Shu leads four businesses at the Company: BVF, Specialty Finance, Small Business Administration, and Homeowners Association (“HOA”). In 2023, Mr. Shu participated in the Bay View Funding Non-Business Development Officer Incentive Plan with a potential incentive target set at 50% of his base salary based on achieving 90% or better performance of the budgeted annual EBITDA quantitative metric. In 2023, BVF achieved 82.27% of the budgeted EBITDA. Mr. Shu received a cash incentive payout of $130,157 based on his leadership and oversight of BVF, Specialty Finance and Small Business Administration, as well as taking on the HOA business line due to the retirement of the prior executive.
In addition to Mr. Shu’s compensation based on his leadership role with BVF, he also is noted for achieving a number of qualitative successes, including:
•
Temporary leadership of the Company’s HOA business unit until an internal leader was promoted to head the HOA business unit in October 2023.

•
Designed and launched a new U.S. go-to-market sales and business development campaign, resulting in significant increases in sales volumes.

•
Serves on DEIB Steering committee and successfully partnered with the Culture Ambassador group to develop our Company Core Values.

•
Enhanced workforce organizations to gain efficiencies and strengthen client service teams.

Dividend Equivalents
Holders of RSUs and PRSUs are entitled to receive dividend equivalents with respect to the payment of cash dividends on the Company’s common stock. Dividends are deferred until vesting.
Perquisites
Perquisites are generally limited to those that assist our NEOs in conducting their business duties productively and are limited to car allowances for the NEOs and two memberships for the Chief Executive Officer, a club membership and a business membership.
Supplemental Executive Retirement Plan—SERP
Our 2005 Amended and Restated Supplemental Retirement Plan (“SERP”) is a legacy arrangement in which the Chief Financial Officer and Chief Risk Officer participate. While the SERP remains active for those participants, other than including the Chief Executive Officer as a result of the Presidio acquisition, we have not approved any new participation in the program since 2011.
The SERP is a nonqualified defined benefit plan which is unsecured and unfunded. Upon normal retirement, as defined in the SERP, participants receive 100% of his or her supplemental retirement benefit, payable monthly, commencing on the first of the month following retirement (unless selected otherwise by the participant and except executive officers who will receive their benefit six months following retirement) and continuing until the death of the participant (unless the joint survivor option is selected). For information on the plan, see the “Summary Compensation” table and the “Supplemental Retirement Plan for Executive Officers.”
Employment Agreements and Change of Control Provisions
We provide employment agreements to our executive officers consistent with market practices. These agreements are designed to foster stability and retain well-qualified executives by providing reasonable income protection upon termination of employment following voluntary and involuntary termination as defined by the agreement. The agreements also provide some benefits due to death or disability. Other than the Chief Financial Officer’s legacy employment agreement, gross up provisions are not provided in any other executive agreements.
The Committee and the Board believe that the likelihood of a change of control transaction would result in our executives facing uncertainties about their future employment and may result in concern over how the potential transaction might affect them. To allow our executives to focus solely on making decisions that are in the best interests of our shareholders, our NEOs have change of

Heritage Commerce Corp • 2024 Proxy Statement   47

Executive Compensation
control provisions in their respective employment agreements that provide them with certain payments and benefits in the event of the termination of their employment upon a change of control of the Company.
All NEO employment agreements require both a change of control and termination in order to receive severance benefits (i.e., double trigger). We have disclosed the severance and/or change in control payouts that would be payable to each NEO if the triggering event occurred on December 31, 2023, in the “Change in Control Arrangements and Termination of Employment” section in this proxy statement.

48   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
Compensation Policies and Practices
Summary
Stock Ownership and Retention Guidelines
The Company has established stock ownership guidelines to encourage Company share ownership by our NEOs and directors through retention of shares granted under the Company’s incentive plans. The stock ownership guidelines are summarized in the table below.

Position	Stock Ownership Guideline
Chief Executive Officer	3x base salary
Other Executive Officers	1x base salary
Directors	17,500 common shares
Executives are not required to purchase shares to reach these ownership guidelines. However, executives are restricted from selling shares received as equity-based compensation (net of required withholding tax) until the guidelines are achieved. Furthermore, executives are required to retain at least 50% of shares earned under equity-based compensation plans once the guidelines have been met. The policy specifically excludes stock options and unvested performance-based awards toward the meeting the ownership guidelines. In certain circumstances, downward fluctuations in our stock price may cause executives temporarily to fail to meet these thresholds, but executives who are subject to this policy are not permitted to sell Company securities at any time when they are not in compliance with these guidelines.
Directors have a three-year period after joining the Board to satisfy the Board’s ownership policy. The Board has the authority to adjust the minimum share ownership targets from time to time. The current ownership target is reflected in the above table. The Committee continues to monitor director guidelines to ensure they align with our overall compensation philosophy.
As of the record date for the annual meeting, all directors and NEOs are in compliance, with the exception of Kamran Husain who joined as a director in December 2021 who is in the process of complying with his respective guidelines.
Clawback Policy	The Company may recoup incentive compensation paid to NEOs and other executives where (i) the payment, grant or vesting of an incentive award was based on the achievement of financial results that were subsequently the subject of a restatement of the Company’s financial statements filed with the SEC, (ii) the amount of the compensation that would have been received by the executive officer had the financial results been properly reported would have been lower than the amount actually received, and (iii) the Board determines in its sole discretion and the exercise of its business judgement that it is in the best interests of the Company and its shareholders for the executive officer to repay or forfeit all or any portion of the awards.
Insider trading Policy	Our policy applies to directors, officers, employees and consultants with respect to the trading of Company’s securities, as well as the securities of publicly traded companies with whom we have a business relationship. The Company prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace or otherwise as a result of an individual’s employment or other relationship with the Company or any of its subsidiaries, as well as the misuse of any material nonpublic information about the Company or any of its subsidiaries or their respective businesses in securities trading.

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Executive Compensation
Prohibition on Hedging	Our stock trading guidelines prohibit executive officers and directors from speculating in our stock, which includes, but is not limited to, short selling (profiting if the market price of the securities decreases), buying or selling publicly traded options, including writing covered calls, and hedging or any other type of derivative arrangement that has a similar economic effect.
Prohibition on Pledging
Executive officers and directors are prohibited from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan.

Equity Grant Practices
The Company’s practice is to approve annual equity awards to eligible recipients, including our NEOs, during the first quarter of the year, with the exception of grants related to new hires or other off-cycle awards.
We do not backdate equity awards. In addition, we do not coordinate grants of equity awards so that they are made before announcement of favorable information, or after announcement of unfavorable information. The Company’s equity awards are granted at fair market value on a fixed date or event (the first day of service for new hires and the date of Committee approval for existing employees). We do not grant stock options with a so-called “reload” feature, nor do we loan funds to employees to enable them to exercise stock options. We have never re-priced stock options.

Compensation Risk Assessment
The Committee oversees a periodic risk assessment of the Company’s compensation programs to determine whether such programs are reasonably likely to have a material adverse effect on the Company. For 2023, the Committee concluded that the Company’s compensation programs were appropriately balanced to mitigate compensation-related risk with cash and stock elements, financial and non-financial goals, formal goals and discretion, and short-term and long-term rewards. The Company also has policies to mitigate compensation-related risk, including stock ownership guidelines, clawback provisions, and prohibitions on employee pledging and hedging activities, as described above. Furthermore, the Committee believes the Company’s policies on ethics and compliance along with its internal controls also mitigate against unnecessary or excessive risk-taking.
The Executive Vice President/People and Culture Officer works with the Committee and external compensation advisors to ensure compensation programs and payouts are aligned with short term and long-term compensation plans and the spirit of such plans.

Tax Considerations	In light of Section 162(m) of the Code, it is the policy of the Committee to examine our executive compensation program to maximize the tax deductibility of compensation paid to our executive officers when and if the $1 million threshold becomes an issue. At the same time, the Committee also believes that the overall performance of our executives cannot in all cases be reduced to a fixed formula and that the prudent use of discretion in determining pay levels is in our best interests and those of our shareholders. Under some circumstances, the Committee’s use of discretion in determining appropriate amounts of compensation may be essential. In those situations where discretion is or can be used by the Committee, compensation may not be fully deductible.
Compensation Committee Interlocks and Insider Participation	No member of the Committee serves or has served as an employee of the Company or its subsidiaries, and none have or had any relationships with Company that are required to be disclosed under Item 404 of Regulation S-K. Additionally, none of our executive officers serve or have served as a member of the compensation committee or board of directors of any other entity that has one or more executive officers who served on our Board.

50   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
Compensation Committee Report
The Personnel and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 401(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation Committee of the Board
Marina H. Park Sutton, Chair
Julianne M. Biagini-Komas
Jack W. Connor
Ranson W. Webster

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Executive Compensation
Executive Compensation Tables
The following table provides for the periods shown, information as to compensation for services of the Company’s principal executive officer, principal financial officer, three other executive officers of the Company who had the highest total compensation (as defined in accordance with applicable regulations), and one other executive officer who would have been included but for the fact she was not an executive officer at year-end, with respect to the year ended 2023 (collectively referred to as “NEOs”):
Summary Compensation Table
Name and Principal Position (a)	Year (b)	Salary (c)(1)	Bonus (d)	Stock Awards (e)(2)	Option Awards (f)(2)	Non-Equity Incentive Plan Compensation (g)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (h)(4)	All Other Compensation (i)(5)	Total ($)(j)
Robertson Clay Jones* President and Chief Executive Officer of Heritage Commerce Corp and Heritage Bank of Commerce	2023	$606,500	—	$466,497	—	$322,476	$33,400	$53,018	$1,481,891
	2022	$447,282	—	$488,996	—	$232,452	—	$28,284	$1,197,014
	2021	$353,645	—	$180,068	—	$215,723	$26,900	$19,655	$795,992
Margo G. Butsch** Executive Vice President/Chief Credit Officer of Heritage Bank of Commerce	2023	$321,359	—	$154,113	—	$105,448	—	$22,800	$603,720
	2022	$325,397	—	$141,129	—	$141,547	—	$26,290	$634,363
	2021	$309,901	—	$141,127	—	$173,545	—	$28,190	$652,763
Janice Y. Coonley*** Executive Vice President/Chief People and Culture Officer of Heritage Bank of Commerce	2023	$334,750	—	$135,195	—	$111,644	—	$15,710	$597,299
	2022	$153,958	—	$139,440	—	$66,972	—	$40,729	$401,099
Lawrence D. McGovern Executive Vice President/Chief Financial Officer of Heritage Commerce Corp and Heritage Bank of Commerce	2023	$411,881	—	$207,939	—	$152,656	$133,300	$42,047	$947,823
	2022	$391,841	—	$183,848	—	$180,897	—	$52,427	$809,014
	2021	$363,333	—	$183,853	—	$221,633	$8,700	$53,738	$831,257
Deborah K. Reuter Executive Vice President/Chief Risk Officer and Corporate Secretary of Heritage Commerce Corp and Heritage Bank of Commerce	2023	$345,045	—	$156,773	—	$115,098	$46,800	$36,559	$700,275
	2022	$331,007	—	$143,566	—	$143,988	—	$28,140	$646,701
Glen E. Shu**** Executive Vice President, President of Specialty Finance Group of Heritage Bank of Commerce and President of Bay View Funding	2023	$352,879	—	$161,968	—	$130,157	—	$23,836	$668,840
*
Mr. Jones was promoted to President and Chief Executive Officer effective September 15, 2022. Prior to his promotion he was serving as President and Chief Operating Officer of Heritage Bank of Commerce.

**
Ms. Butsch served as the Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce until September 7, 2023, after which she served in an advisory role until January 1, 2024.

***
Ms. Coonley joined the Company as Executive Vice President and Chief People and Diversity Officer of Heritage Bank of Commerce on July 12, 2022, before becoming the Chief People and Culture Officer of Heritage Bank of Commerce in March 2024.

****
Mr. Shu has been with the Company since 2014. The Company determined Mr. Shu was one of the top three highest paid executive officers in fiscal year 2023.

(1)
The amounts in column (c) include amounts voluntarily deferred by each of the named executive officers into their 401(k) plan accounts. For 2023, each executive officer deferred $30,000, except Ms. Coonley deferred $22,500.

(2)
The amounts shown in columns (e) and (f) reflect the applicable full grant date fair values for stock options and stock awards in accordance with ASC 718 (excluding the effect of forfeitures), and are reported for the fiscal year during which the stock options and stock awards were issued. The assumptions used in calculating the valuation for stock options and stock awards may be found in Note 12 to the Company’s consolidated financial statements for the year ended December 31, 2023, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 11, 2024.

(3)
The amounts shown in column (g) reflect payments made under the terms of the Executive Officer Cash Incentive Program for 2023 performance and paid in the first quarter of 2024. See footnote 1 for Mr. Shu under the Executive Officer Cash Incentive Program on page 43.

(4)
The amounts shown in column (h) for 2023 represent only the aggregate change in the actuarial present value of the accumulated benefit under the Company’s SERP from December 31, 2022 to December 31, 2023. The amounts in column (h) were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s consolidated financial statements for the year ended December 31, 2023, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 11, 2024.

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Executive Compensation
Mr. Jones has a fully vested Supplemental Executive Retirement Agreement, dated November 28, 2017 (amended November 9, 2018) that was entered into with Presidio Bank. The agreement was assumed by the Company when the Company acquired Presidio Bank. Under the agreement, Mr. Jones is entitled to a present value accumulated benefit of $145,700 as of December 31, 2023. The amount shown in column (h) for 2023 represents only the aggregate change in the actuarial present value of the accumulated benefit from December 31, 2022 to December 31, 2023.
(5)
The amounts shown in column (i) for 2023 include the following for each named executive:

Named Executive	Economic Value of Death Benefit of Life Insurance for Beneficiaries(*)	401(k) Plan Company Matching Contributions	Other Insurance Benefit	Vacation	Auto Compensation	Cash Dividend on Unvested Restricted Stock Award	Total
Robertson Clay Jones	$1,160	$3,000	$1,581	$11,961	$12,000	$23,316	$53,018
Margo G. Butsch	—	$3,000	$2,745	—	$8,400	$8,655	$22,800
Janice Y. Coonley	—	$3,000	$990	—	$6,000	$5,720	$15,710
Lawrence D. McGovern	$2,635	$3,000	$8,731	$7,997	$8,400	$11,284	$42,047
Deborah K. Reuter	$4,858	$3,000	$13,597	—	$6,300	$8,804	$36,559
Glen E. Shu	—	$3,000	$2,838	—	$9,600	$8,398	$23,836
(*)
The economic value of the death benefit amounts shown above reflects the annual income imputed to each executive in connection with Company owned split dollar life insurance policies for which the Company has fully paid the applicable premiums. These policies are discussed under “Supplemental Retirement Plan for Executive Officers.”

CEO Pay Ratio
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and SEC rules require us to disclose the pay ratio of our CEO to our median employee. The pay ratio disclosure below is a reasonable estimate calculated in a manner consistent with SEC rules and guidance.
We identified the median employee for 2023 by examining the 2023 total W-2 compensation from our payroll and employment records, including 401(k) deferrals and 401(k) matching of up to $3,000 per employee, for all individuals, excluding our CEO, who was employed by us on December 31, 2023. We included all employees, whether employed on a full time, part time, temporary or seasonal basis as of that payroll date. We did not make any assumptions, adjustments or estimates with respect to such total W-2 reported compensation except for the 401(k) matching as described above. We did not annualize the compensation for any full or part time employees that were not employed by us for all of 2023. We believe the use of total W-2 compensation, including 401(k) deferrals and 401(k) matching of up to $3,000 per employee, for all employees is a consistently applied compensation measure.
After identifying the median employee based upon the methodology described above, we calculated annual total compensation for such employee using the same methodology we used for our CEO and other named executive officers as set forth in the 2023 Summary Compensation Table in this proxy statement. The annual total compensation in 2023 for our median employee using this methodology was $103,409. The annual total compensation in 2023 for our CEO using this methodology is shown in the Summary Compensation Table and was $1,481,891. The ratio of the annual total compensation of our CEO to the annual total compensation of our median employee in 2023 was 14.33 to 1.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules identifying the median compensated employee and calculating the pay ratio based on the employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Heritage Commerce Corp • 2024 Proxy Statement   53

Executive Compensation
Pay Versus Performance
The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2020, 2021, 2022 and 2023, and our financial performance for each such fiscal year:
Pay Versus Performance Table for 2023
Year (a)	Summary Compensation Table Total for CEO(1) (b)	Compensation Actually Paid(4) (c)	Summary Compensation Table Total for CEO(2) (d)	Compensation Actually Paid(4) (e)	Summary Compensation Table Total for CEO(3) (f)	Compensation Actually Paid(4) (g)	Average Summary Compensation Table Total for Other NEOs(5) (h)	Average Compensation Actually Paid to Other NEOs(6) (i)	Value of Initial Fixed $100 Investment Based on:		Net Income(9) ($ in thousands) (l)	Pre-Tax Income(10) ($ in thousands) (m)
									Cumulative TSR(7) (j)	KBW NASDAQ Bank Index(8) (k)
2023	n/a	n/a	n/a	n/a	$1,481,891	$1,527,827	$703,591	$665,330	$95.50	$96.65	$64,444	$90,419
2022	n/a	n/a	$1,510,963	$1,502,691	$1,197,014	$1,310,688	$622,794	$650,479	$118.17	$97.52	$66,555	$94,366
2021	$1,756,569	$1,498,586	$1,659,046	$1,754,118	n/a	n/a	$753,751	$839,014	$104.04	$124.06	$47,700	$65,870
2020	$1,237,428	$1,076,898	n/a	n/a	n/a	n/a	$785,615	$588,764	$73.78	$89.69	$35,299	$49,068
(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Keith A. Wilton (Former President and CEO) for 2021 and 2020. Mr. Wilton retired from the Company on March 12, 2021.

(2)
The dollar amounts reported in column (d) are the amounts of total compensation reported for Walter T. Kaczmarek (Former President and CEO) for 2022 and 2021. Mr. Kaczmarek served as the President and Chief Executive Officer in 2019 until he retired in August of 2019. He was not an officer or employee of the Company in 2020. He rejoined the Company on March 15, 2021 and retired on September 15, 2022, but remained on the Board until the Company’s 2023 Annual Meeting of Shareholders.

(3)
The dollar amounts reported in column (f) are the amounts of total compensation reported for Robertson Clay Jones (President and CEO) for each corresponding year in the “Total” column of the “Summary Compensation Table” for 2023 and 2022. Mr. Jones was promoted to President and Chief Executive Officer effective September 15, 2022.

(4)
The dollar amounts reported in column (c), (e) and (g) represent the amount of “compensation actually paid” to (1) Mr. Wilton, (2) Mr. Kaczmarek, and (3) Mr. Jones, as computed in accordance with Item 402(v) of SEC Regulation S-K. The dollar amounts reported do not reflect the actual amount of compensation earned by or paid to (1) Mr. Wilton, (2) Mr. Kaczmarek, and (3) Mr. Jones during the applicable year. In accordance with the requirements of Item 402(v) of SEC Regulation S-K, the following adjustments were made to (1) Mr. Wilton’s, (2) Mr. Kaczmarek’s, and (3) Mr. Jones’s total compensation for each year to determine the compensation actually paid to (1) Mr. Wilton, (2) Mr. Kaczmarek, and (3) Mr. Jones, respectively:

	Year	Reported Summary Compensation Table Total for CEO	Reported Grant Date Fair Value of Equity Awards (a)	Equity Award Adjustments (b)	Reported Change in the Actuarial Present Value of Pension Benefits (c)	Pension Benefit Adjustments (d)	Fair Value of Awards Forfeited (e)	Compensation Actually Paid to CEO
(1)	2023	—	—	—	—	—	—	—
	2022	—	—	—	—	—	—	—
	2021	$1,756,569	—	$46,772	—	—	$(304,755)	$1,498,586
	2020	$1,237,428	$(330,000)	$169,470	—	—	—	$1,076,898
(2)	2023	—	—	—	—	—	—	—
	2022	$1,510,963	$(539,996)	$531,724	—	—	—	$1,502,691
	2021	$1,659,046	$(540,000)	$635,072	—	—	—	$1,754,118
	2020	—	—	—	—	—	—	—
(3)	2023	$1,481,891	$(466,497)	$522,933	$(33,400)	$22,900	—	$1,527,827
	2022	$1,197,014	$(488,996)	$569,915	—	$32,755	—	$1,310,688
	2021	—	—	—	—	—	—	—
	2020	—	—	—	—	—	—	—
(a)
The “reported grant date fair value of equity awards” represents the amount reported in the “Stock Awards” column in the “Summary Compensation Table” for 2023, 2022, 2021 and 2020.

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Executive Compensation
(b)
The “equity award adjustments” for each applicable year include the addition or (subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that were outstanding and unvested as of the end of the applicable year; (ii) change in fair value from the end of the prior fiscal year to end of the current fiscal year for awards made in the prior fiscal years that were outstanding and unvested at the end of the current fiscal year; (iii) change in fair value from the end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during the current fiscal year; (iv) for equity awards that were granted and vested in the same applicable year, the fair value of the equity awards as of the vesting date; and (v) dividends paid on unvested shares/share units and stock options. Note that for calculation purposes unvested stock dividends are already included in the “Summary Compensation Table” under “All Other Compensation” for the applicable year (equity awards granted prior to 2023). Dividends earned on unvested PRSUs and RSUs under the 2023 equity awards are reflected in the fiscal year-end fair value of outstanding and unvested awards. The fair value for all unvested equity awards is based on restricted stock awards with vesting periods of three and four years. The fair value for all PRSU equity awards is based on the expected vesting percentile of PRSUs for a given year which would be earned under the PRSU award granted pursuant to the Heritage Commerce Corp 2013 Equity Incentive Plan. The amounts deducted or added in calculating the “equity award adjustments” are as follows for (1) Mr. Wilton, (2) Mr. Kaczmarek, and (3) Mr. Jones, respectively:

	Year	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in Applicable Year	Year over Year Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Years	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years That Vested in The Year	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Dollar Value of Dividends or Other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
(1)	2022	—	—	—	—	—	—
	2021	—	—	$46,772	—	—	$46,772
	2020	$328,518	$(88,438)	$(70,610)	—	—	$169,470
(2)	2022	—	—	$(34,219)	$565,943	—	$531,724
	2021	$533,300	$44,773	$56,999	—	—	$635,072
	2020	—	—	—	—	—	—
(3)	2023	$736,651	$(103,855)	$(109,863)	—	—	$522,933
	2022	$560,716	$13,096	$(3,897)	—	—	$569,915
	2021	—	—	—	—	—	—
	2020	—	—	—	—	—	—
(c)
The amounts included in this column are the amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the “Summary Compensation Table” for the applicable year.

(d)
The total “pension benefit adjustments” for each applicable year include the aggregate of two components: (i) the actuarially determined pension service cost for services rendered by the CEOs during the applicable year (the “SERP service cost”) and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “SERP Prior Service Cost”), in each case, calculated in accordance with U.S. GAAP. The amounts included in this column is the SERP service cost for services rendered by Mr. Jones during 2022 and 2023.

(e)
The amounts in this column reflect the fair value of awards forfeited by Mr. Wilton when he retired from the Company on March 12, 2021. The Fair value of forfeited awards are determined at the end of the prior year for awards made in prior fiscal years that were forfeited during the current fiscal year.

(5)
The dollar amounts reported in column (h) represent the average of the amounts reported for the Company’s NEOs as a group (excluding the CEOs) in the “Total” column of the “Summary Compensation Table” for 2023, 2022, 2021 and 2020. The names of the NEOs for each applicable year are as follows:

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Executive Compensation
Year	Other NEOs	Position
2023	Margo G. Butsch	Executive Vice President & Chief Credit Officer of Heritage Bank of Commerce
	Janice Y. Coonley	Executive Vice President & Chief People and Diversity Officer of Heritage Bank of Commerce
	Lawrence D. McGovern	Executive Vice President & Chief Financial Officer
	Deborah K. Reuter	Executive Vice President & Chief Risk Officer and Corporate Secretary
	Glen E. Shu	Executive Vice President, President of Specialty Finance Group of Heritage Bank of Commerce and President of Bay View Funding
2022	Margo G. Butsch	Executive Vice President & Chief Credit Officer of Heritage Bank of Commerce
	Janice Y. Coonley	Executive Vice President & Chief People and Diversity Officer of Heritage Bank of Commerce
	Lawrence D. McGovern	Executive Vice President & Chief Financial Officer
	Deborah K. Reuter	Executive Vice President & Chief Risk Officer and Corporate Secretary
2021	Michael E. Benito	Executive Vice President /Business Banking Manager of Heritage Bank of Commerce
	Margo G. Butsch	Executive Vice President & Chief Credit Officer of Heritage Bank of Commerce
	Robertson Clay Jones	President and Chief Operating Officer of Heritage Bank of Commerce
	Lawrence D. McGovern	Executive Vice President & Chief Financial Officer
2020	Michael E. Benito	Executive Vice President /Business Banking Manager of Heritage Bank of Commerce
	Margo G. Butsch	Executive Vice President & Chief Credit Officer of Heritage Bank of Commerce
	Robertson Clay Jones	Executive Vice President & President of Community Business Bank Group of Heritage Bank of Commerce
	Lawrence D. McGovern	Executive Vice President & Chief Financial Officer
(6)
The dollar amounts reported in column (i) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the CEOs) as computed in accordance with Item 402(v) of SEC Regulation S-K. The names of the NEOs (excluding the CEOs) included for the purposes of calculating the average amounts in each applicable year are the same as the table noted in footnote (5) above. The dollar amounts reported do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the CEOs) during the applicable year. In accordance with the requirements of Item 402(v) of SEC Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding the CEOs) for each year to determine the compensation actually paid, using the same methodology described above in footnote (4).

Year	Average Reported Summary Compensation Table Total for NEOs	Average Reported Grant Date Fair Value of Equity Awards	Average Equity Award Adjustments(a)	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments(b)	Average Fair Value of Awards Forfeited	Average Compensation Actually Paid to NEOs
2023	$703,591	$(163,198)	$160,957	$(36,020)	—	—	$665,330
2022	$622,794	$(151,996)	$179,681	—	—	—	$650,479
2021	$753,751	$(162,275)	$232,544	$(21,925)	$36,919	—	$839,014
2020	$785,615	$(115,964)	$42,875	$(190,950)	$67,188	—	$588,764
(a)
The amounts deducted or added in calculating the total average equity award adjustments were determined In the same method described in footnote (4)b above and are as follows:

Year	Average Year- End Fair Value of Outstanding and Unvested Equity Awards Granted in Applicable Year	Average Year over Year Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Years	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Dollar Value of Dividends or Other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2023	$257,703	$(37,755)	$(58,991)	—	—	$160,957
2022	$177,057	$10,798	$(8,174)	—	—	$179,681
2021	$160,262	$40,836	$31,446	—	—	$232,544
2020	$115,443	$(40,684)	$(31,884)	—	—	$42,875

56   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
(b)
The amounts added in calculating the total average pension benefit adjustments are as follows:

Year	Average Pension Service Cost	Average SERP Prior Service Cost	Average SERP Service Cost	Total Average Pension Benefit Adjustments
2023	—	—	—	—
2022	—	—	—	—
2021	—	—	$36,919	$36,919
2020	—	$36,244	$30,944	$67,188
(7)
Represents the cumulative four-year total return to shareholders of our common stock and assumes that the value of the investment was $100 on December 31, 2019 and that the subsequent dividends were reinvested. The stock price performance included in this column is not necessarily indicative of future stock price performance.

(8)
Represents a cumulative four-year total return to shareholders of a peer group. The peer group used is the “KBW NASDAQ Bank Index” as listed under Item 5 of our Annual Report on Form 10-K for the years ended December 31, 2020, 2021, 2022 and 2023, respectively.

(9)
The dollar amounts reported represent the amount of net income (in thousands) reflected in the Company’s audited consolidated financial statements for the applicable year.

(10)
Pre-tax income has been chosen as a “Selected Performance Measure.” While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Pre-tax income is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in this table) used by the Company to link compensation actually paid to the Company’s NEOs for the most recently completed fiscal year, to the Company’s performance.

Financial Performance Measures
As described in greater detail in the section captioned “Executive Compensation—Compensation Discussion and Analysis” The Company’s executive compensation program includes variable components in the form of annual incentive compensation and long-term incentive awards. The metrics that the Company uses for both annual incentive compensation and long-term incentive awards are selected based on an objective of incentivizing our CEO and NEOs (excluding the CEO) to increase shareholder value. The metrics are also correlated with the Company’s strategic plan as approved each year by the Board. Changes in shareholder value are reflected in compensation actually paid above through the fair value of the Company’s equity awards. Compensation actually paid for 2021 reflects an increase in the fair value of these equity awards as a result of an increase in the Company’s common share price from $8.87 at December 31, 2020 to $11.94 at December 31, 2021. Compensation actually paid for 2022 reflects an increase in the fair value of these equity awards as a result of an increase in the Company’s common share price from $11.94 at December 31, 2021 to $13.00 at December 31, 2022. Compensation actually paid for 2023 reflects a decrease in the fair value of these equity awards as a result of a decrease in the Company’s common share price from $13.00 at December 31, 2022 to $9.92 at December 31, 2023, partially offset by an increase in the estimated vesting percentile. The most important financial performance measures used by the Company to link executive compensation actually paid to the CEO and other NEOs (excluding the CEO) for the most recently completed fiscal year, to the Company’s performance are as follows:
•
Pre-tax Income

•
Nonperforming Assets

•
Loan Growth

•
Deposit Growth

As noted above under Bay View Funding Incentive Compensation, Mr. Shu’s performance objectives are generally excluded from these performance metrics, and his compensation is based primarily upon the performance of BVF.
Analysis of the Information Presented in the Pay Versus Performance Table
As described in more detail in the section captioned “Executive Compensation—Compensation Discussion and Analysis” the Company’s executive compensation program includes variable components in the form of annual incentive compensation and long- term incentive awards. While the Company utilizes several performance measures to align executive compensation with performance, all of those measures are not presented in the “Pay Versus Performance Table for 2023.” Moreover, the Company generally seeks to incentivize long-term performance and, therefore, does not specifically align the Company’s performance measures with compensation actually paid (as computed in accordance with Item 402(v) of SEC Regulation S-K) for a particular year. In accordance with Item 402(v) of SEC Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the “Pay Versus Performance Table for 2023.”

Heritage Commerce Corp • 2024 Proxy Statement   57

Executive Compensation
The following graphs show the relationship between the average of the compensation actually paid to our NEOs and the compensation actually paid to our CEOs (compensation actually paid is aggregated by year) to our total shareholder return, net income and pre-tax income, and the relationship between our cumulative total shareholder return and the cumulative total shareholder return of the peer group, each over the four fiscal years ending December 31, 2023 as reported in the table above.
Though, the Company does not use net income as a performance measure in the overall executive compensation program, the measure of net income is correlated with the measure of pre-tax income which is a measure used in the overall executive compensation program.

58   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
The Company uses pre-tax income as one of the performance measures in the overall executive compensation program.
Executive Contracts
Robertson Clay Jones— On September 15, 2022, the Company and Heritage Bank of Commerce entered into a new employment agreement with Mr. Jones at the time when he assumed his new position as President and Chief Executive Officer of the Company and Heritage Bank of Commerce. The employment agreement is for one year and is automatically renewed for one year terms. Under the agreement, Mr. Jones receives an annual salary of $673,014, subject to annual increase, and which was last increased April 1, 2024. He is entitled to annual increases, if any, determined by the Personnel and Compensation Committee annual review of executive salaries. Mr. Jones continues to participate in the Executive Officer Cash Incentive Program. Mr. Jones continues to participate in the Company’s 401(k) plan, under which he may receive matching contributions up to $3,000. The Company will continue to provide Mr. Jones, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. Jones will continue to be provided with life insurance coverage in the amount of $700,000. The Company will reimburse Mr. Jones for up to $1,200 for tax consultation and tax return preparation. He is also reimbursed for expenses that exceed insurance coverage for an annual physical examination, certain long-term care policy expenses, monthly dues for one country club membership and one business club membership. He receives an automobile allowance in the amount of $1,000 per month, together with reimbursements for gasoline and maintenance expenditures. Under his employment agreement, Mr. Jones is entitled to certain

Heritage Commerce Corp • 2024 Proxy Statement   59

Executive Compensation
severance benefits on termination of his employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Margo G. Butsch— On July 8, 2017, the Company entered into an employment agreement with Margo G. Butsch when she was promoted by the Company to Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce. The employment agreement was for one year and automatically renewed for one year terms. Under the agreement, Ms. Butsch received an annual salary of $342,490 with annual increases, if any (last increased as of April 1, 2023), as determined by the Company’s Chief Executive Officer and the Personnel and Compensation Committee annual review of executive salaries. In addition to her salary, she was eligible to participate in the Executive Officer Cash Incentive Program. Ms. Butsch participated in the Company’s 401(k) plan, under which she could receive matching contributions up to $3,000. Ms. Butsch also participated in the Company’s Employee Stock Ownership Plan. The Company provided to Ms. Butsch, at no cost to her, group life, health, accident and disability insurance coverage for herself and her dependents. Ms. Butsch also received an automobile allowance in the amount of $700 per month. Ms. Butsch was provided with life insurance coverage in the amount of two times her salary not to exceed $700,000. She was also provided with long term care insurance, with a lifetime benefit of up to $72,000. Under her employment agreement, Ms. Butsch was entitled to certain severance benefits on termination of her employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.” Ms. Butsch resigned from her role as Executive Vice President and Chief Credit Officer effective as of September 7, 2023, after which she continued to serve in an advisory role until January 1, 2024.
Janice Y. Coonley— On July 12, 2022, the Company entered into an employment agreement with Janice Y. Coonley. The employment agreement is for one year and is automatically renewed for one year terms. Under the agreement, Ms. Coonley receives an annual salary of $350,506 with annual increases, if any (last increased as of April 1, 2024), as determined by the Company’s Chief Executive Officer and the Personnel and Compensation Committee annual review of executive salaries. In addition to her salary, she is eligible to participate in the Executive Officer Cash Incentive Program. Ms. Coonley participates in the Company’s 401(k) plan, under which she may receive matching contributions up to $3,000. The Company provides to Ms. Coonley, at no cost to her, group life, health, accident and disability insurance coverage for herself and her dependents. Ms. Coonley receives an automobile allowance in the amount of $500 per month. Ms. Coonley is provided with life insurance coverage in the amount of two times her salary not to exceed $700,000. She is also provided with long term care insurance, with a lifetime benefit of up to $72,000. At the time the employment agreement was entered into, Ms. Coonley was awarded 12,000 shares of restricted common stock that vests over three years. Under her employment agreement, Ms. Coonley is entitled to certain severance benefits on termination of her employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Lawrence D. McGovern— On July 1, 2011, the Company entered into an employment agreement with Lawrence D. McGovern. The employment agreement is for one year and is automatically renewed for one year terms. Under the agreement, Mr. McGovern receives an annual salary of $431,268 with annual increases, if any (last increased as of April 1, 2024), as determined by the Company’s Chief Executive Officer and the Personnel and Compensation Committee annual review of executive salaries. In addition to his salary, he is eligible to participate in the Executive Officer Cash Incentive Program. Mr. McGovern participates in the Company’s 401(k) plan, under which he may receive matching contributions up to $3,000. He also participates in the Company’s Employee Stock Ownership Plan. The Company provides to Mr. McGovern, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. McGovern receives an automobile allowance in the amount of $700 per month, together with reimbursements for gasoline expenditures. Mr. McGovern is provided with life insurance coverage in the amount of two times his salary but not to exceed $700,000. He is also provided with long term care insurance, with a lifetime benefit of up to $72,000. Under his employment agreement, Mr. McGovern is entitled to certain severance benefits on termination of his employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Deborah K. Reuter— On March 23, 2023, the Company entered into an employment agreement with Deborah K. Reuter, which became effective on April 1, 2023. The employment agreement is for one year and is automatically renewed for one year terms. Under the agreement, Ms. Reuter receives an annual salary of $361,286 with annual increases, if any (last increased as of April 1, 2024), as determined by the Company’s Chief Executive Officer and the Personnel and Compensation Committee annual review of executive salaries. In addition to her salary, she is eligible to participate in the Executive Officer Cash Incentive Program. Ms. Reuter participates in the Company’s 401(k) plan, under which she may receive matching contributions up to $3,000. The Company provides to Ms. Reuter, at no cost to her, group life, health, accident and disability insurance coverage for herself and her dependents. Ms. Reuter receives an automobile allowance in the amount of $700 per month. Ms. Reuter is provided with life insurance coverage in the amount of two times her salary not to exceed $700,000. She is also provided with long term care insurance, with a lifetime benefit of up to $72,000. Under her employment agreement, Ms. Reuter is entitled to certain severance benefits on termination of her employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”

60   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
Glen E. Shu— On February 1, 2024, the Company entered into an amended and restated employment agreement with Glen Shu. Under the agreement, Mr. Shu receives an annual salary of $373,258 with annual increases, if any (last increased as of April 1, 2024), as determined by the Company’s Chief Executive Officer and the Personnel and Compensation Committee annual review of executive salaries. In addition to his salary, he is eligible to participate in the Executive Officer Cash Incentive Program. Mr. Shu participates in the Company’s 401(k) plan, under which he may receive matching contributions up to $3,000. The Company provides to Mr. Shu, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. Shu receives an automobile allowance in the amount of $800 per month. Mr. Shu is provided with life insurance coverage in the amount of two times his salary not to exceed $700,000. He is also provided with long term care insurance, with a lifetime benefit of up to $72,000. Under his employment agreement, Mr. Shu is entitled to certain severance benefits on termination of his employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Plan Based Awards
Equity Based Plans. In 2004, the Board adopted the Heritage Commerce Corp 2004 Stock Option Plan (the “2004 Equity Plan”), which was approved by the Company’s shareholders at the 2004 Annual Meeting. The 2004 Equity Plan authorized the Company to grant stock options to officers, employees and directors of the Company and its affiliates. In 2009, the 2004 Equity Plan was amended and restated to authorize the issuance of restricted stock in addition to stock options and was approved by the Company’s shareholders at the 2009 Annual Meeting.
In 2013, the Board approved the Heritage Commerce Corp 2013 Equity Incentive Plan (“2013 Equity Plan”) to replace the 2004 Equity Plan. The 2013 Equity Plan was approved by the Company’s shareholders at the 2013 Annual Meeting. At the 2020 Annual Meeting the shareholders approved an amendment to the 2013 Equity Plan to increase the number of shares authorized under the 2013 Equity Plan from 3,000,000 to 5,000,000.
In 2023, the Board of Directors approved the 2023 Equity Incentive Plan (“2023 Equity Plan”) to replace the 2013 Equity Plan which expired by its terms in 2023. The 2023 Equity Plan was approved by the Company’s shareholders at the 2023 Annual Meeting. The purpose of the 2023 Equity Plan is to promote the long-term success of the Company and the creation of shareholder value. The Board believes that the availability of stock awards is a key factor in the ability of the Company to attract and retain qualified individuals to serve as directors, officers and employees. Under the 2023 Equity Plan incentives are provided through the grant of stock options and restricted stock awards.
In connection with its acquisition of Presidio Bank in October 2019, the Company assumed the Presidio Bank Amended and Restated 2006 Stock Option Plan and the Presidio Bank 2016 Equity Incentive Plan (collectively the “Presidio Equity Plans”) and the options issued and outstanding at the time of the acquisition. The issued and outstanding options were exchanged for options to acquire an aggregate of 1,176,757 shares of the Company’s common stock at an adjusted weighted average exercise price of $5.05.
Executive Officer Cash Incentive Program. On September 21, 2023, the Board approved the Committee to have full authority over the administration and decisions outlined in the Executive Officer Cash Incentive Plan which governs the Executive Officer Cash Incentive Program, which is reviewed and updated annually. Under the Executive Officer Cash Incentive Program executives are eligible for target bonuses which are expressed as a percentage of their respective base salaries which increase as the level of performance of established goals increases. The bonuses are tied directly to the satisfaction of overall Company performance and qualitative objectives for the year. See “Compensation Discussion and Analysis—Executive Officer Cash Incentive Program.”

Heritage Commerce Corp • 2024 Proxy Statement   61

Executive Compensation
The following table provides information on the potential performance-based awards available if defined performance objectives were achieved in 2023 for each of the Company’s named executive officers under the Company’s Executive Officer Cash Incentive Plan, and stock options or other stock awards granted to the named executive officers for the year ended December 31, 2023:
Grants of Plan-Based Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(i)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(i)	Exercise or Base Price of Option Awards ($/Sh) (k)(1)(3)	Grant Date Fair Value of Stock And Options Awards (l)(1)
Name (a)	Grant Date (b)	Threshold (c)	Target (d)	Maximum (e)	Threshold (f)	Target (g)	Maximum (h)
Robertson Clay Jones	5/2/2023	—	—	—	—	—	—	31,478	—	—	$233,252
	5/2/2023	—	—	—	—	—	—	31,477	—	—	$233,245
	3/23/2023	$233,250	$466,500	$699,750	—	—	—	—	—	—	—
Margo G. Butsch*	5/2/2023	—	—	—	—	—	—	10,399	—	—	$77,057
	5/2/2023	—	—	—	—	—	—	10,399	—	—	$77,057
	3/23/2023	$77,060	$154,121	$231,181	—	—	—	—	—	—	—
Janice Y. Coonley	5/2/2023	—	—	—	—	—	—	9,123	—	—	$67,601
	5/2/2023	—	—	—	—	—	—	9,122	—	—	$67,594
	3/23/2023	$76,050	$152,100	$228,150	—	—	—	—	—	—	—
Lawrence D. McGovern	5/2/2023	—	—	—	—	—	—	14,031	—	—	$103,970
	5/2/2023	—	—	—	—	—	—	14,031	—	—	$103,970
	3/23/2023	$103,970	$207,940	$311,910	—	—	—	—	—	—	—
Deborah K. Reuter	5/2/2023	—	—	—	—	—	—	10,579	—	—	$78,390
	5/2/2023	—	—	—	—	—	—	10,578	—	—	$78,383
	3/23/2023	$78,389	$156,778	$235,167	—	—	—	—	—	—	—
Glen E. Shu	5/2/2023	—	—	—	—	—	—	10,929	—	—	$80,984
	5/2/2023	—	—	—	—	—	—	10,929	—	—	$80,984
	3/23/2023	$80,987	$161,973	$242,960	—	—	—	—	—	—	—
*
Ms. Butsch served as the Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce until September 7, 2023.

(1)
These potential performance based awards were established under the Executive Officer Cash Incentive Program if the indicated level of performance was achieved in 2023 as described further in the “Compensation and Discussion Analysis—Executive Officer Cash Incentive Program” and in the discussion under “Plan Based Awards—Executive Officer Cash Incentive Program.” They do not represent the actual payments made to the named executive officers. The payments made for actual performance in 2023 are reflected in column (g) in the Summary Compensation Table.

(2)
This column reflects restricted stock awards granted in 2023 pursuant to the 2013 Equity Plan.

(3)
The amounts shown in column (l) reflect the applicable full grant date fair values for restricted stock award in accordance with ASC 718 (excluding the effect of forfeitures), and are reported for the fiscal year during which the restricted stock awards were issued. The assumptions used in calculating the valuation for stock and options awards may be found in Note 12 to the Company’s consolidated financial statements for the year ended December 31, 2023, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 11, 2024.

62   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
Equity Compensation Plan Information
The following table shows the number and weighted average exercise price of securities to be issued upon exercise of outstanding options, warrants and rights, and the number of securities remaining available for future issuance under equity compensation plans at December 31, 2023:
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,637,356(1)	$10.40	1,393,531(2)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
(1)
Consists of 20,000 options to acquire shares under the Company’s 2023 Equity Plan, 2,281,558 options to acquired shares under the Company’s 2013 Equity Plan, and the aggregate amount of 335,798 stock options assumed under the Presidio Plans.

(2)
Available under the Company’s 2023 Equity Plan.

Outstanding Equity Awards
The following table shows the number of Company shares of common stock covered by exercisable and unexercisable stock options and the number of Company unvested shares of restricted common stock held by the Company’s named executive officers as of December 31, 2023:
Outstanding Equity Awards at Year End
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(d)	Options Exercise Price ($)(e)	Options Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(g)(1)	Market Value of Shares or Units of Stock That Have Not Vested (h)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (j)
Robertson Clay Jones	49,399(3)	—	—	$10.74	7/1/2028	33,719	334,492	—	—
	37,050(3)	—	—	$4.92	1/29/2025	31,478	312,262	—	—
	—	—	—	—	—	31,477	312,252	—	—
Margo G. Butsch*	8,000	—	—	$14.48	5/2/2027	12,421	123,216	—	—
	3,000	—	—	$10.34	5/3/2026	10,399	103,158	—	—
	—	—	—	—	—	10,399	103,158	—	—
Janice Y. Coonley	—	—	—	—	—	8,000	79,360	—	—
	—	—	—	—	—	9,123	90,500	—	—
	—	—	—	—	—	9,122	90,490	—	—
Lawrence D. McGovern	—	—	—	—	—	16,181	160,516	—	—
	—	—	—	—	—	14,031	139,188	—	—
	—	—	—	—	—	14,031	139,188	—	—
Deborah K. Reuter	9,000	—	—	$8.07	2/27/2024	12,636	125,349	—	—
	—	—	—	—	—	10,579	104,944	—	—
	—	—	—	—	—	10,578	104,934	—	—
Glen E. Shu	5,000	—	—	$10.34	5/3/2026	12,053	119,566	—	—
	8,000	—	—	$9.36	4/28/2025	10,929	108,416	—	—
	15,000	—	—	$8.07	11/1/2024	10,929	108,416	—	—

Heritage Commerce Corp • 2024 Proxy Statement   63

Executive Compensation
*
Ms. Butsch served as the Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce until September 7, 2023.

(1)
This column represents the unvested shares for restricted stock, RSU and PRSU awards granted. Restricted stock awards vest 33% per year from the date of grant for the 2021 and 2022 awards.RSUs vest 33% per year from the date of the grant for the 2023 grant. PRSUs are subject to cliff vesting after a three year performance period commencing in the initial year of the grant. The earned PRSUs, if any, shall vest on the date on which the Board certifies whether and to what extent the performance goal has been achieved following the end of the performance period.

(2)
The market value of the shares of restricted stock that have not vested is calculated by multiplying the number of shares of stock that have not vested by the closing price of our common stock at December 31, 2023, as reported on The Nasdaq Global Select Market, which was $9.92.

(3)
Stock options granted by Presidio Bank under the Presidio Plans which the Company assumed at the effective time of the acquisition of Presidio Bank. The options were adjusted to reflect the acquisition exchange ratio. The options are fully vested.

Option Exercises and Vested Stock Awards
The following table sets forth information with regard to the exercise and vesting of stock options and vesting of shares of restricted stock for the year ended December 31, 2023, for each of the named executive officers:
Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#)(b)	Value Realized upon Exercise (c)	Number of Shares Acquired on Vesting (#)(d)	Value Realized on Vesting (e)(1)
Robertson Clay Jones	37,050	—	21,768	$173,121
Margo G. Butsch*	—	—	12,625	$98,455
Janice Y. Coonley	—	—	4,000	$39,120
Lawrence D. McGovern	—	—	16,521	$128,889
Deborah K. Reuter	6,000	$6,180	12,843	$100,154
Glen E. Shu	—	—	12,249	$95,523
*
Ms. Butsch served as the Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce until September 7, 2023.

(1)
The number of vested shares reflects the gross amount of shares, without netting any shares surrendered to pay taxes. The aggregate dollar amount realized upon vesting was calculated by multiplying the number of shares by the fair market value on the vesting date.

401(k) Plan
The Company has established a broad based employee benefit plan under Section 401(k) of the Internal Revenue Code of 1986 (“401(k) Plan”). The purpose of the 401(k) Plan is to encourage employees to save for retirement. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k). The 401(k) Plan trustees administer the 401(k) Plan. The Company matched up to $3,000 of each employee’s contributions in 2023. The 401(k) Plan allows highly compensated employees to contribute up to a maximum percentage of their base salary, up to the limits imposed by the Internal Revenue Code, on a pre-tax basis. Participants choose to invest their account balances from an array of investment options as selected by plan fiduciaries. The 401(k) Plan is designed to provide for distributions in a lump sum after termination of service. However, loans and in service distributions under certain circumstances such as hardship, attainment of age 59 1/2, or a disability are permitted. For named executive officers, these amounts are included in the Summary Compensation Table under “All Other Compensation.”
Employee Stock Ownership Plan
In 1997, Heritage Bank of Commerce initiated a broad based employee stock ownership plan (“Stock Ownership Plan”). The Stock Ownership Plan was subsequently adopted by the Company as the successor corporation to Heritage Bank of Commerce. The Stock Ownership Plan allows the Company, at its option, to purchase shares of the Company common stock on the open market. To be eligible to receive an award of shares under the Stock Ownership Plan, an employee must have worked at least 1,000 hours during the year and must be employed by the Company on December 31. The executive officers have the same eligibility to receive awards as other employees of the Company. Awards under the Stock Ownership Plan generally vest over four years. In addition, the value of a participant’s account becomes fully vested upon reaching the age of 65 or termination of employment by death or disability. Since 2010, the Company has suspended contributions to the Stock Ownership Plan. The Stock Ownership Plan was “frozen” as of January 1, 2019. The amounts of contributions to the Stock Ownership Plan for named executive officers are included in the Summary Compensation Table in the column entitled “All Other Compensation.”

64   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
Supplemental Retirement Plan for Executive Officers
The Company has established the 2005 Amended and Restated Supplemental Executive Retirement Plan (the “SERP”) covering key employees, including several of the named executive officers. The SERP is a nonqualified defined benefit plan and is unsecured and unfunded and there are no plan assets. When the Company offers key executives participation in the SERP, the supplemental retirement benefit awarded is based on the individual’s position within the Company and a vesting schedule determined by the desirability of incentivizing the retention element of the program. Normally the participant is 100% vested in his or her benefit at retirement, upon termination within two years from a change in control, or upon disability. However, the participant’s vested benefit is reduced for payment prior to retirement age in accordance with the SERP terms, should that be selected by the participant.
The Company has reduced its use of the SERP as a program to attract and retain executives and key employees. Other than the inclusion of the Chief Executive Officer as a result of the Presidio acquisition in 2019, it has been more than nine years since the Company has offered SERP benefits to new executives and key employees.
Normal Retirement. A participant whose employment terminates after normal retirement (as defined in the SERP) will receive 100% of his or her supplemental retirement benefit, payable monthly, commencing on the first of the month following retirement (unless selected otherwise by the participant and except executive officers who receive their benefit six months after retirement) and continuing until the death of the participant (unless the joint survivor option is selected).
Early Retirement. In order to be eligible for early retirement benefits, the SERP requires the participant to terminate employment (for reasons other than for cause or within two years from a change of control) after the date that the participant is at least 55 years old but prior to normal retirement as defined in the participant’s participation agreement. The participant will then receive the portion of the supplemental retirement benefit that has vested as of the actual early retirement date. However, for each year (or partial year) before normal retirement age the participant receives an early retirement benefit, the vested benefit is reduced by five percent. Unless otherwise selected by the participant, the early retirement benefit will be paid monthly, with payments to commence on the first day of the month following the participant’s separation from service (except executive officers who receive their benefit six months from retirement) and continuing until the death of the participant (unless the joint survivor option is selected).
Termination before Early Retirement. If a participant’s employment is terminated without cause or the participant resigns, the participant shall be eligible to receive the portion of the supplemental retirement benefit that has vested as of the effective date of termination reduced by 5% for each year (or partial year) that the participant’s benefits are paid prior to the participant’s normal retirement age. Benefits are payable monthly commencing on the first of the month elected by the participant but not before the participant’s early retirement age (except executive officers who receive their benefit six months from retirement), and continuing until the death of the participant (unless the joint survivor option is selected).
Disability. In the event a participant becomes disabled, the participant will receive the actuarial equivalent of his or her supplemental retirement benefit, payable monthly, commencing on the first of the month following determination that the participant is disabled and continuing until the death of the participant.
Cause. If a participant’s employment is terminated for cause, the participant forfeits any rights the participant may have under the SERP.
Change of Control. If a participant’s employment is terminated for any reason (except cause or after qualifying for normal retirement) within two years following a change of control, the participant will receive 100% of his or her supplemental retirement benefit commencing at the later of the first month following the age selected by the participant or the first month following the participant’s separation from service (except executive officers who receive their benefit six months from separation of service), and continuing until the death of the participant (unless the joint survivor option is selected). In the event payments commence prior to the participant’s normal retirement age, then the benefit due to the participant will be reduced by 5% for each year (or partial year) that the participant’s benefit is paid prior to the participant’s normal retirement age.
The Company has purchased life insurance contracts on the participants in order to finance the cost of these benefits and it is anticipated that, because of the tax advantaged effect of this life insurance investment, the return on the life insurance contracts will be approximately equal to the accrued benefits to the participants under the SERP, other than in the event of accelerated vesting because of the change of control.
The following table shows the present value of the accumulated benefit payable to each of the named executive officers that participate in the SERP, including the number of service years credited to each named executive officer at December 31, 2023:

Heritage Commerce Corp • 2024 Proxy Statement   65

Executive Compensation
Name (a)	Plan Name (b)	Number of Years Credited Service (#)(c)	Present Value of Accumulated Benefit(1)(2) ($)(d)	Payments During Last Fiscal Year ($)(e)
Robertson Clay Jones	Heritage Commerce Corp SERP	13	$145,700	—
Lawrence D. McGovern	Heritage Commerce Corp SERP	25	$1,595,900	—
Deborah K. Reuter	Heritage Commerce Corp SERP	30	$1,084,300	—
(1)
The amounts in column (d) were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2023, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 11, 2024.

(2)
All SERP agreements are fully vested.

Deferred Compensation Plan
In January 2004, the Company adopted the Heritage Commerce Corp Nonqualified Deferred Compensation Plan for certain executive officers. The purpose of the plan is to offer those employees an opportunity to elect to defer the receipt of compensation in order to provide termination of employment and related benefits taxable pursuant to Section 451 of the Internal Revenue Code of 1986, as amended. The plan is intended to be a “top hat” plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees) under Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974. The executive may elect to defer up to 100% of any bonus and 50% of any regular salary into the Deferred Compensation Plan. Amounts deferred are invested in a portfolio of approved investment choices as directed by the executive. Under the Deferred Compensation Plan, the Company may make discretionary contributions for the executive, but has not done so. Amounts deferred by executives to the plan will be distributed at a future date they have selected or upon termination of employment. The executive can select a distribution schedule of up to fifteen years.
Change of Control Arrangements and Termination of Employment
Equity Plans. Several of the named executive officers hold options granted under the 2004 Equity Plan and the 2013 Equity Plan. Under these plans, option holders will be given 30 days advance notice of the consummation of a change of control transaction during which time the option holders will have the right to exercise their options, and all outstanding options become immediately vested. The options terminate on the consummation of the change of control. In the event the option holder dies or becomes disabled, the option holder or his or her estate will have 12 months to exercise those options that have vested as of the date of termination of employment from a disability or death.
Restricted Stock. The named executive officers hold shares of restricted stock subject to vesting requirements. Under the terms of the restricted stock awards the vesting of the shares will accelerate upon a change of control of the Company, or the holder’s death or disability.
Supplemental Executive Retirement Plan. Several of the named executives are participants in the 2005 Amended and Restated Supplemental Executive Retirement Plan. If a participant’s employment is terminated without cause or the participant resigns, the participant shall be eligible to receive the portion of the supplemental retirement benefit that has vested as of the effective date of termination reduced by 5% for each year (or partial year) that the participant’s benefits are paid prior to the participant’s normal retirement age. Benefits are payable monthly commencing on the first of the month elected by the participant (except executive officers who receive their benefits six months from separation from service), but not before the participant’s early retirement age, and continuing until the death of the participant (unless the joint survivor option is selected). In the event a participant becomes disabled, the participant will receive the actuarial equivalent of his or her supplemental retirement benefit, payable monthly, commencing on the first of the month following determination that the participant is disabled and continuing until the death of the participant. If a participant’s employment is terminated for cause, the participant forfeits any rights the participant may have under the plan. If a participant’s employment is terminated for any reason (except cause or after qualifying for normal retirement) within two years following a change of control, the participant will receive 100% of his or her supplemental retirement benefits commencing at the later of the first month following the age selected by the participant, or the first month following the participant’s separation from service (except executive officers who receive their benefits six months from separation from service), and continuing until the death of the participant (unless the joint survivor option is selected). In the event payments commence prior to the participant’s normal retirement age, then the benefit due to the participant will be reduced by 5% for each year (or partial year) that the participant’s benefit is paid prior to the participant’s normal retirement age.

66   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
Mr. Jones’ Employment Agreement. If Mr. Jones’ employment agreement is terminated without cause, he will be entitled to a lump sum payment equal to two times his base salary and his average annual bonus during the last three years. If Mr. Jones’ employment is terminated by the Company or he resigns for good reason 120 days before or within two years after a change in control, he will be entitled to a lump sum payment of 2.75 times his base salary and his average annual bonus during the last three years. If Mr. Jones’ employment is terminated by the Company without cause, his participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 24 months from the date of termination. If Mr. Jones’ employment is terminated by the Company as a result of a change in control, or he resigns for a good reason as a result of a change in control, these benefits will continue for an additional 36 months from the date of termination. Additionally, following the termination of his employment, Mr. Jones has agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or clients.
Ms. Butsch’s Employment Agreement. Ms. Butsch resigned from her position as Executive Vice President and Chief Credit Officer of the Company effective as of September 7, 2023, after which she served in an advisory role until January 1, 2024. Under Ms. Butsch’s employment agreement if Ms. Butsch’s employment was terminated without cause, she would be entitled to a lump sum payment equal to one times her base salary and her average annual bonus during the last three years. If Ms. Butsch’s employment was terminated by the Company or she resigned for good reason 120 days before or within two years after a change in control, she would be entitled to a lump sum payment of two times her base salary and her average annual bonus during the last three years. If Ms. Butsch’s employment was terminated by the Company without cause, her participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 12 months from the date of termination. If Ms. Butsch’s employment was terminated by the Company as a result of a change in control, or she resigns for a good reason as a result of a change in control, these benefits would continue for an additional 24 months from the date of termination. Additionally, following the termination of her employment, Ms. Butsch agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or clients.
Ms. Coonley’s Employment Agreement. If Ms. Coonley’s employment agreement is terminated without cause, she will be entitled to a lump sum payment equal to one times her base salary and her average annual bonus during the last three years. If Ms. Coonley’s employment is terminated by the Company or she resigns for good reason 120 days before or within two years after a change in control, she will be entitled to a lump sum payment of two times her base salary and her average annual bonus during the last three years. If Ms. Coonley’s employment is terminated by the Company without cause, her participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 12 months from the date of termination. If Ms. Coonley’s employment is terminated by the Company as a result of a change in control, or she resigns for a good reason as a result of a change in control, these benefits will continue for an additional 24 months from the date of termination. Additionally, following the termination of her employment, Ms. Coonley has agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or clients.
Mr. McGovern’s Employment Agreement. If Mr. McGovern’s employment is terminated without cause, he will be entitled to a lump sum payment equal to one times his base salary, his highest annual bonus in the last three years and his annual automobile allowance. If Mr. McGovern’s employment is terminated by the Company or he resigns for good reason 120 days before, or within two years after, a change in control, he will be entitled to a lump sum payment of two times his base salary, his highest annual bonus in the last three years and his annual automobile allowance. If the employment agreement is terminated by the Company without cause, his participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 12 months from the date of termination. If Mr. McGovern’s employment is terminated as a result of a change in control during the change of control period, or he resigns for a good reason as a result of a change in control, these benefits will continue for an additional 24 months from the date of termination. In the event that the amounts payable to Mr. McGovern under the agreement constitute “excess parachute payments” under the Internal Revenue Code of 1986, as amended, that are subject to an excise or similar tax, the amounts payable to Mr. McGovern will be increased so that he receives substantially the same economic benefit under the agreement had there been no such tax imposed. Additionally, following the termination of his employment, Mr. McGovern has agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or clients.
Ms. Reuter’s Employment Agreement. If Ms. Reuter’s employment agreement is terminated without cause, she will be entitled to a lump sum payment equal to one times her base salary and her average annual bonus during the last three years. If Ms. Reuter’s

Heritage Commerce Corp • 2024 Proxy Statement   67

Executive Compensation
employment is terminated by the Company or she resigns for good reason 120 days before or within two years after a change in control, she will be entitled to a lump sum payment of two times her base salary and her average annual bonus during the last three years. If Ms. Reuter’s employment is terminated by the Company without cause, her participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 12 months from the date of termination. If Ms. Reuter’s employment is terminated by the Company as a result of a change in control, or she resigns for a good reason as a result of a change in control, these benefits will continue for an additional 24 months from the date of termination. Additionally, following the termination of her employment, Ms. Reuter has agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or clients.
Mr. Shu’s Employment Agreement. If Mr. Shu’s employment agreement is terminated without cause, he will be entitled to a lump sum payment equal to one times his base salary and his average annual bonus during the last three years. If Mr. Shu’s employment is terminated by the Company or he resigns for good reason 120 days before or within two years after a change in control, he will be entitled to a lump sum payment of two times his base salary and his average annual bonus during the last three years. If Mr. Shu’s employment is terminated by the Company without cause, his participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 12 months from the date of termination. If Mr. Shu’s employment is terminated by the Company as a result of a change in control, or he resigns for a good reason as a result of a change in control, these benefits will continue for an additional 24 months from the date of termination. Additionally, following the termination of his employment, Mr. Shu has agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or clients.
The following tables summarize the payments which would be payable to our named executive officers in the event of various termination scenarios as of December 31, 2023. This information is for illustrative purposes only. Regardless of the manner in which a named executive’s employment terminates, the officer would be entitled to: (i) the vested portion of any stock option or restricted stock, and (ii) the vested portion of the officer’s benefit under the SERP.
	Change in Control	Involuntary Termination Without Cause	Termination for Good Reason	Death	Disability
Robertson Clay Jones
Cash severance under employment agreement	$2,239,426	$1,628,673	$1,628,673	$—	$—
Health insurance premiums	111,209	55,605	55,605	—	—
Life insurance benefits	—	—	—	700,000	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Split-dollar death benefits (upon death)	—	—	—	1,215,341	—
Unvested restricted stock awards, RSU and PRSU (accelerated)	959,006	—	—	959,006	959,006
Total:	$3,309,641	$1,684,278	$1,684,278	$2,874,347	$1,211,006
Margo G. Butsch(2)
Cash severance under employment agreement	$974,115	$487,057	$—	$—	$—
Health insurance premiums	111,209	55,605	—	—	—
Life insurance benefits	—	—	—	684,980	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Unvested restricted stock awards, RSU and PRSU (accelerated)	329,532	—	—	329,532	329,532
Total:	$1,414,856	$542,662	$—	$1,014,512	$581,532
Janice Peng Coonley
Cash severance under employment agreement	$899,288	$449,644	$—	$—	$—
Health insurance premiums	28,591	14,295	—	—	—
Life insurance benefits	—	—	—	676,000	180,000(1)

68   Heritage Commerce Corp • 2024 Proxy Statement

Executive Compensation
	Change in Control	Involuntary Termination Without Cause	Termination for Good Reason	Death	Disability
Long-term care insurance benefits	—	—	—	—	72,000
Unvested restricted stock awards, RSU and PRSU (accelerated)	260,350	—	—	260,350	260,350
Split-dollar death benefits (upon death)	—	—	—	—	—
Total:	$1,188,229	$463,939	$—	$936,350	$512,350
Lawrence D. McGovern
Cash severance under employment agreement	$1,291,826	$645,913	$—	$—	$—
Health insurance premiums	78,211	39,106	—	—	—
Life insurance benefits	—	—	—	700,000	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Unvested restricted stock awards, RSU and PRSU (accelerated)	438,891	—	—	438,891	438,891
Split-dollar death benefits (upon death)	—	—	—	807,919	—
Total:	$1,808,928	$685,019	$—	$1,946,810	$690,891
Deborah K. Reuter
Cash severance under employment agreement	$990,910	$495,455	$—	$—	$—
Health insurance premiums	62,787	31,394	—	—	—
Life insurance benefits	—	—	—	696,790	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Unvested restricted stock awards, RSU and PRSU (accelerated)	335,227	—	—	335,227	335,227
Split-dollar death benefits (upon death)	—	—	—	576,753	—
Total:	$1,388,924	$526,849	$—	$1,608,770	$587,227
Glen Shu
Cash severance under employment agreement	$863,007	$503,067	$—	$—	$—
Health insurance premiums	105,480	52,740	—	—	—
Life insurance benefits	—	—	—	700,000	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Unvested restricted stock awards, RSU and PRSU (accelerated)	336,397	—	—	336,397	336,397
Split-dollar death benefits (upon death)	—	—	—	—	—
Total:	$1,304,884	$555,807	$—	$1,036,397	$588,397
(1)
This balance represents the annual payment of long-term disability for the named executive officers. This long-term payment would begin after an elimination period and a twenty-five week short term disability period. This long-term disability payment will increase by 3% (cost of living adjustment) over the first ten years of payments and cease at age 65.

(2)
Ms. Butsch served as the Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce until September 7, 2023, after which she served in an advisory role until January 1, 2024.

Heritage Commerce Corp • 2024 Proxy Statement   69

Beneficial Ownership of Common Stock
The following table sets forth information as of February 29, 2024, pertaining to beneficial ownership of the Company’s common stock by persons known to the Company to own 5% or more of the Company’s common stock, directors and nominees to be elected to the Board, the executive officers named in the Summary Compensation Table presented in this proxy statement, and all directors and executive officers of the Company, as a group. This information has been obtained from the Company’s records, or from information furnished directly by the individual or entity to the Company.
For purposes of the following table, shares issuable pursuant to stock options which may be exercised within 60 days of February 29, 2024, are deemed to be issued and outstanding and have been treated as outstanding in determining the amount and nature of beneficial ownership and in calculating the percentage of ownership of those individuals possessing such interest, but not for any other individuals.
Name of Beneficial Owner(1)	Position	Shares Beneficially Owner(2)(3)	Exercisable Options	Percent of Class(3)
Julianne M. Biagini-Komas	Director	47,671(4)	—	*
Margo G. Butsch(5)	Former Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce	44,456(21)	—	*
Bruce H. Cabral	Director	125,723(6)	17,290	*
Jack W. Conner	Director and Chairman of the Board	155,865(7)	—	*
Janice Y. Coonley	Executive Vice President/Chief People and Culture Officer of Heritage Bank of Commerce	12,000(8)(21)	—	*
Jason DiNapoli	Director	386,723(9)	—	*
Stephen G. Heitel	Director	201,177(10)	30,875	*
Kamran F. Husain	Director	13,183(11)	—	*
Robertson Clay Jones	President and Chief Executive Officer	300,656(12)(21)	86,449	*
Lawrence D. McGovern	Executive Vice President and Chief Financial Officer	140,526(13)(21)	—	*
Deborah K. Reuter	Executive Vice President/Chief Risk Officer and Corporate Secretary	85,967(14)(21)	—	*
Glen E. Shu	Executive Vice President, President of Specialty Finance Group of Heritage Bank of Commerce and President of Bay View Funding	97,251(15)(21)	28,000	*
Laura Roden	Director	45,058(16)	—	*
Marina H. Park Sutton	Director	119,590(17)	17,290	*
Ranson W. Webster	Director	654,636(18)	—	1.07%
All directors, and executive officers (16 individuals)(22)		2,452,674	228,904	3.99%
BlackRock Inc.		8,394,654(19)	—	13.72%
The Vanguard Group		3,185,168(20)	—	5.21%

*
Less than one percent (1%).

(1)
Except as otherwise noted, the address for all persons is c/o Heritage Commerce Corp, 224 Airport Parkway, San Jose, California, 95110.

(2)
Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted. Listed amounts reflect all previous stock splits and stock dividends.

(3)
Includes shares beneficially owned (including options exercisable within 60 days of February 29, 2024, as shown in the “Exercisable Options” column).

(4)
Includes 6,747 shares of restricted stock that have not vested and of which Ms. Biagini-Komas has the right to vote.

(5)
Ms. Butsch served as the Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce until September 7, 2023, after which she served in an advisory role until January 1, 2024.

70   Heritage Commerce Corp • 2024 Proxy Statement

Beneficial Ownership of Common Stock
(6)
Includes 92,995 shares held indirectly by trust. Also includes 6,747 shares of restricted stock that have not vested and of which Mr. Cabral has the right to vote.

(7)
Includes 44,344 shares held by Mr. Conner’s spouse. Also includes 11,470 shares of restricted stock that have not vested and of which Mr. Conner has the right to vote.

(8)
Includes 8,000 shares of restricted stock that have not vested and of which Ms. Coonley has the right to vote.

(9)
Includes 342,437 shares held by a partnership. Also includes 6,747 shares of restricted stock that have not vested and of which Mr. DiNapoli has the right to vote.

(10)
Includes 48,308 shares held by Individual Retirement Account. Also includes 6,747 shares of restricted stock that have not vested and of which Mr. Heitel has the right to vote.

(11)
Includes 6,747 shares of restricted stock that have not vested and of which Mr. Husain has the right to vote.

(12)
Includes 180,488 shares held directly. Also includes 33,719 shares of restricted stock that have not vested and of which Mr. Jones has the right to vote.

(13)
Includes 4,980 shares held by Mr. McGovern in a personal Individual Retirement Account. Includes 113,550 shares held indirectly by trust. Also includes 16,181 shares of restricted stock that have not vested and of which Mr. McGovern has the right to vote.

(14)
Includes 12,636 shares of restricted stock that have not vested and of which Ms. Reuter has the right to vote.

(15)
Includes 12,053 shares of restricted stock that have not vested and of which Mr. Shu has the right to vote.

(16)
Includes 6,747 shares of restricted stock that have not vested and of which Ms. Roden has the right to vote.

(17)
Includes 48,165 shares held indirectly by a trust. Also includes 6,747 shares of restricted stock that have not vested and of which Ms. Sutton has the right to vote.

(18)
Includes 8,493 shares held indirectly. Also includes 6,747 shares of restricted stock that have not vested and of which Mr. Webster has the right to vote.

(19)
BlackRock, Inc. is an investment management firm and may be deemed to beneficially own 8,394,654 shares of the Company, which are held of record by clients of BlackRock, Inc. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. All of the foregoing information has been obtained by Schedule 13G filed with the SEC on January 23, 2024.

(20)
The Vanguard Group is an investment management firm and may be deemed to beneficially own 3,185,168 shares of the Company, which are held of record by clients of The Vanguard Group. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355. All of the foregoing information has been obtained by Schedule 13G filed with the SEC on February 13, 2024.

(21)
The Company’s Employee Stock Ownership Plan owns 86,573 shares of our common stock, all of which have been allocated. These include shares held for the account of the following named executive officers and includes in the table for Mr. McGovern 5,827 shares, Ms. Reuter 4,069 shares, and zero shares for Ms. Butsch, Mr. Shu, Ms. Coonley and Mr. Jones. Mr. McGovern is one of the two trustees of the Employee Stock Ownership Plan. As trustees, they have the power to vote any unallocated shares of the Employee Stock Ownership Plan (currently no shares are unallocated) and allocated shares for which voting instructions are not otherwise provided.

(22)
Includes directors, director nominees and current executive officers.

Heritage Commerce Corp • 2024 Proxy Statement   71

Proposal 4—Ratification of Independent Registered Public Accounting Firm
The Board, upon the recommendation of its Audit Committee, has ratified the selection of Crowe LLP to serve as our independent registered public accounting firm for 2024, subject to ratification by our shareholders. A representative of Crowe LLP will be present at the Annual Meeting to answer questions and will have the opportunity to make a statement if so desired.
We are asking our shareholders to ratify the selection of Crowe LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws, the SEC or the Nasdaq Stock Market, the Board is submitting the selection of Crowe LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection of Crowe LLP, however, we reserve the discretion to retain Crowe LLP as our independent registered public accounting firm for 2024. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
Audit Committee Report
In accordance with its written charter adopted by the Company’s Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During 2023, the Audit Committee met 14 times. The Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer prior to public release. The Audit Committee also discussed the interim financial statements with the Chief Financial Officer and the independent auditors prior, with and without management present, to the filing of each quarterly Form 10-Q and the annual report on Form 10-K.
In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee reviewed with both the independent auditors and the internal auditor’s audit plans, scope, and results.
The Audit Committee discussed and reviewed with the independent auditor all communications required by the standards of the Public Company Accounting Oversights Board (“PCAOB”), including those described in Auditing Standard No. 1301, Communication with Audit Committees, and discussed and reviewed the results of the independent auditor’s audit of the consolidated financial statements. The Audit Committee also reviewed and discussed the results of the internal audit examinations.
The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2023, with management and the independent auditors. The Audit Committee has also reviewed “Management’s Assessment over Financial Reporting” and the independent registered public accounting firm’s opinion on the effectiveness of the Company’s internal control over financial reporting, and discussed these reports and opinions with management and the independent registered public accounting firm prior to the Company’s filing of its Annual Report on Form 10-K for the year ended December 31, 2023.
72   Heritage Commerce Corp • 2024 Proxy Statement

Proposal 4—Ratification of Independent Registered Public Accounting Firm
Based on the above mentioned review and discussion with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.
Heritage Commerce Corp
Audit Committee
Julianne M. Biagini-Komas, Chair
Kamran F. Husain
Laura Roden
Marina H. Park Sutton
March 7, 2024
The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Act of 1934, and shall not otherwise be deemed filed under these Acts.
Independent Registered Public Accounting Firm Fees
The following table summarizes the aggregate fees billed to the Company by its independent auditor:
Category of Services	Fiscal Year 2023	Fiscal Year 2022
Audit fees(1)	$685,000	$625,000
Audit related fees(2)	45,000	65,000
Tax fees(3)	100,650	104,500
All other fees(4)	10,500	10,000
Total accounting fees	$841,150	$804,500
(1)
Fees for audit services for 2023 and 2022 consisted of the audit of the Company’s annual financial statements, review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, and the audit of the Company’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Fees for audit related services for 2023 and 2022 consisted of financial accounting and reporting consultations, consents and other services related to SEC matters, and audits of the consolidated financial statements of the Company’s employee benefit plans.

(3)
Fees for tax services for 2023 and 2022 consisted of tax compliance and tax planning and advice.

•
Fees for tax compliance services totaled $69,000 and $64,500 in 2023 and 2022, respectively. Tax compliance services are those rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings. Such services consisted primarily of preparation of the Company’s consolidated federal and state income tax returns, trust preferred returns and a limited liability company tax return for a subsidiary entity.

•
Tax planning and advice services are those rendered with respect to proposed transactions, assistance regarding the Internal Revenue Code Section 280(G) “excise tax gross up” disclosures in the proxy statement for hypothetical events, and consultation with management regarding various internal control and accounting matters. Tax planning and advice services totaled $31,650 in 2023 and $40,000 in 2022, respectively.

(4)
All other fees consisted primarily of consulting services for the Company’s strategic objectives merger and acquisitions, and other discussions.

The ratio of tax planning and advice fees and all other fees to audit fees, audit related fees and tax compliance fees was 5.28% for 2023 and 6.63% for 2022.
In considering the nature of the services provided by the independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accounting firm and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC and the Public Company Accounting Oversight Board.

Heritage Commerce Corp • 2024 Proxy Statement   73

Proposal 4—Ratification of Independent Registered Public Accounting Firm
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accountants in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that the independent registered public accountants may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accountants.
Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accountants to the Company or any of its subsidiaries. The Audit Committee may delegate pre-approval authority to the Chair of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.
Recommendation of the Audit Committee and the Board of Directors

The Audit Committee of the Board of Directors and the Board of Directors recommends approval of the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The proxy holders intend to vote all proxies they hold in favor of the proposal. If no instruction is given, the proxy holders intend to vote FOR approval of the proposal.

74   Heritage Commerce Corp • 2024 Proxy Statement

2024 Annual Meeting Information About the 2024 Annual Meeting of Shareholders Questions & Answers
Why did you send me this proxy statement?
We sent you this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the 2024 Annual Meeting of Shareholders (“Annual Meeting”). This proxy statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. Heritage Commerce Corp is referred to in this proxy statement as the “Company.” Along with this proxy statement, we are also sending you the Heritage Commerce Corp 2023 Annual Report on Form 10-K, which includes our consolidated financial statements.
How will our Annual Meeting be held?
The Annual Meeting will be held in a virtual-only meeting format, via live video webcast that will provide shareholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We are implementing a virtual-only meeting format in order to leverage technology to enhance shareholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual-only meeting format will give shareholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures will enhance shareholder access and encourage participation and communication with our Board and management.
We believe a virtual-only meeting format facilitates shareholder attendance and participation by enabling all shareholders to participate fully and equally, and without cost, using an Internet-connected device from any location. In addition, the virtual-only meeting format increases our ability to engage with all shareholders, regardless of size, resources or physical location.
Shareholders of record and beneficial owners at the close of the business day on April 1, 2024, the record date, will have the ability to submit questions and vote electronically at the Annual Meeting via the virtual-only meeting platform.
Only shareholders of record and beneficial owners of shares of our common stock as of the close of the business day on April 1, 2024, the record date, may attend and participate in the Annual Meeting, including voting and asking questions electronically before and during the virtual Annual Meeting via the virtual-only meeting platform. You will not be able to attend the Annual Meeting in person.
In order to attend the Annual Meeting, you must register at register.proxypush.com/HTBK. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions before and during the Annual Meeting via the virtual-only meeting platform.
As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
On the day of the Annual Meeting, May 23, 2024, shareholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 1:00 p.m., Pacific Daylight Time.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.
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2024 Annual Meeting Information About the 2024 Annual Meeting of Shareholders Questions & Answers
Our virtual Annual Meeting will allow shareholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by shareholders.
We will answer as many shareholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Who is entitled to vote?
We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 11, 2024, to all shareholders entitled to vote. Shareholders who were the record owners of the Company’s common stock at the close of the business day on April 1, 2024, are entitled to vote. On this record date, there were 61,253,625 shares of common stock outstanding.
What constitutes a quorum?
A majority of the outstanding shares of the common stock entitled to vote at the Annual Meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the Annual Meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the Annual Meeting.
How many votes do I have?
Each share of common stock entitles you to one vote in person or by proxy, for each share of common stock outstanding in your name on the books of the Company as of April 1, 2024, the record date for the Annual Meeting on any matter submitted to a vote of the shareholders, except that in connection with the election of directors (Proposal 1), you may cumulate your shares (see “What is cumulative voting and how do I cumulate my shares?” on page 77). The proxy card indicates the number of votes that you have as of the record date.
Is voting confidential?
We have a confidential voting policy to protect the privacy of our shareholders’ votes. Under this policy, ballots, proxy cards and voting instructions returned to banks, brokers and other nominees are kept confidential. Only the proxy tabulator and the Inspector of Election have access to the ballots, proxy cards and voting instructions.
How do I vote by proxy?
You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or other nominee. If your shares are held by a broker or other nominee, you will receive instructions that you must follow to have your shares voted. If you hold your shares as a shareholder of record, you may vote by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided. You may also vote by telephone or over the Internet (see proxy card). Returning the proxy card will not affect your right to participate on line at the virtual the Annual Meeting and vote.
If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:
•
“FOR” the election of all 10 nominees for director;

•
“FOR” the option of every one year as the preferred frequency for advisory votes on executive compensation;

•
“FOR” the approval of the advisory proposal on the Company’s 2023 executive compensation; and

•
“FOR” the ratification of the selection of Crowe LLP as our independent registered public accounting firm for 2024.

For the election of directors (Proposal 1), a shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees by marking the enclosed proxy card in the manner instructed on the proxy card. Unless authority to vote for the nominees is withheld, the proxy holders will vote the proxies received by them for the election of the nominees listed on the proxy card as directors of the Company. Your proxy does not have an obligation to vote for nominees not identified on the preprinted proxy card (that is, write in candidates). Should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), your proxy will NOT vote the shares represented by your proxy card for any such write in

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2024 Annual Meeting Information About the 2024 Annual Meeting of Shareholders Questions & Answers
candidate, but will instead vote the shares for any and all other indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, your proxy will have discretionary authority to vote for a substitute who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, your proxy intends to vote all of the proxies in such a manner, in accordance with the cumulative voting, as will assure the election of as many of the nominees identified on the proxy card as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.
What do I have to do to vote my shares if they are held in the name of my broker?
If your shares are held by your broker, sometimes called “street name” shares, you must vote your shares through your broker. You should receive a form from your broker asking how you want to vote your shares. Follow the instructions on that form to give voting instructions to your broker. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine, but not on non-routine matters. A “broker non vote” occurs when your broker does not vote on a particular proposal because the broker does not receive instructions from the beneficial owner and does not have discretionary authority. Proposal 1 (election of directors), Proposal 2 (advisory proposal on frequency of vote on executive compensation) and Proposal 3 (advisory proposal on the 2023 executive compensation) are non-routine items on which a broker may vote only if the beneficial owner has provided voting instructions. Proposal 4 (ratification of independent registered public accounting firm for 2024) is a routine item.
How do I vote at the virtual meeting?
If you plan to attend the virtual Annual Meeting and desire to vote at the meeting you will have the opportunity to do so, but we recommend you send in a proxy card to vote. However, if your shares are held in the name of your broker, bank or other nominee, you must provide the proper codes as set forth in the proxy card.
May I vote over the Internet or by telephone?
Shareholders whose shares are registered in their own names may vote either over the Internet or by telephone. Special instructions for voting over the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares by telephone or over the Internet. Most U.S. banks and brokerage firms are clients of Broadridge Financial Solutions (“Broadridge”). As such, shareholders who receive either a paper copy of their proxy statement or electronic delivery notification have the opportunity to vote by telephone or over the Internet. If your bank or brokerage firm is a Broadridge client, your proxy card or Voting Instruction Form (“VIF”) will provide the instructions. If your proxy card or VIF does not provide instructions for Internet and telephone voting, please complete and return the proxy card in the self-addressed, postage paid envelope provided.
What is cumulative voting and how do I cumulate my shares?
For the election of directors (Proposal 1), California law provides that a shareholder of a California corporation, or his/her proxy, may cumulate votes in the election of directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by the shareholder, multiplied by the number of directors to be elected, and he/she may cumulate such votes for a single candidate or distribute such votes among as many candidates as he/she deems appropriate.
Certain affirmative steps must be taken by you in order to be entitled to vote your shares cumulatively for the election of directors. At the shareholders’ meeting at which directors are to be elected, no shareholder is entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder’s shares) unless the candidates’ names have been placed in nomination at the meeting and prior to the commencement of the voting and at least one shareholder has given notice at the meeting and prior to commencement of the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks appropriate. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.
The proxies designated on your proxy card do not, at this time, intend to cumulate votes, to the extent they have the shareholder’s discretionary authority to do so, pursuant to the proxies solicited in this proxy statement unless another shareholder gives notice to

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2024 Annual Meeting Information About the 2024 Annual Meeting of Shareholders Questions & Answers
cumulate, in which case your proxy may cumulate votes in accordance with the recommendations of the Board. Therefore, discretionary authority to cumulate votes in such an event is solicited in this proxy statement.
May I change my vote after I return my proxy?
If you fill out and return the enclosed proxy card, or vote by telephone or over the Internet, you may change your vote at any time before the vote is conducted at the Annual Meeting. You may change your vote in any one of four ways:
•
You may send to the Company’s Corporate Secretary another completed proxy card with a later date.

•
You may notify the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy.

•
You may virtually attend the Annual Meeting and vote online.

•
If you have voted your shares by telephone or over the Internet, you can revoke your prior telephone or Internet vote by recording a different vote, or by signing and returning a proxy card dated as of a date that is later than your last telephone or Internet vote.

What if I receive multiple proxy cards?
If you receive multiple proxy cards, your shares are probably registered differently or are in more than one account. Vote all proxy cards received to ensure that all your shares are voted. Unless you need multiple accounts for specific purposes, we recommend that you consolidate as many of your accounts as possible under the same name and address. If the shares are registered in your name, contact our transfer agent, EQ Shareowner Services, 1-866-883-3382; otherwise, contact your bank, broker or other nominee.
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment. Upon written or oral request, the Company will undertake to promptly deliver a separate copy of the annual report and other proxy materials to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the materials, you may contact our transfer agent, EQ Shareowner Services, 1-866-883-3382; otherwise, contact your bank, broker or other nominee. Any shareholders who share the same address and currently receive multiple copies of the Company’s annual report and other proxy materials who wish to receive only one copy in the future can contact our transfer agent at the telephone number listed above or their bank, broker or other nominee.
What vote is required to approve each proposal?
Approval of Proposal 1 (election of directors) requires a plurality of votes cast for each nominee. This means that the 10 nominees who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate “WITHHOLD AUTHORITY” to vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. Abstentions will not have any effect on the outcome of the vote. You may cumulate your votes in the election of directors as described under “What is cumulative voting and how do I cumulate my shares?” on page 77. Broker non-votes will not count as a vote on the proposal and will not affect the outcome of the vote.
Shareholders’ choices for Proposal 2 (advisory proposal on frequency of vote on executive compensation) are limited to “one year,” “two years,” “three years” and “abstain.” A plurality of the votes cast will determine the shareholders’ preferred frequency for holding an advisory vote on executive compensation. This means that the alternative for holding an advisory vote every year, every two years, or every three years receiving the greatest number of “for” votes will be the preferred frequency of the stockholders. For purposes of Proposal 3, abstentions and broker non-votes will not affect the outcome of Proposal 2 because the advisory vote is based on the votes actually cast.
Approval of Proposal 3 (approval of the advisory proposal on the 2023 executive compensation) and Proposal 4 (ratification of independent registered public accounting firm for 2024) each requires a vote that satisfies two criteria: (i) the affirmative vote for the proposal must constitute a majority of the common shares present or represented by proxy and voting on the proposal at the Annual Meeting and (ii) the affirmative vote for the proposal must constitute a majority of the common shares required to constitute the quorum. For purposes of Proposals 3 and 4, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes cast. However, abstentions and broker non-votes will affect the outcome under clause (ii) if the number of affirmative votes, though a majority of the votes represented, does not constitute a majority of the voting power required to

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2024 Annual Meeting Information About the 2024 Annual Meeting of Shareholders Questions & Answers
constitute a quorum. The ratification of the appointment of the independent registered public accounting firm for 2024 is a matter on which a broker or other nominee is generally empowered to vote and, therefore, no broker non-votes are expected to exist with respect to Proposal 4.
How will voting on any other business be conducted?
Your proxy card confers discretionary authority to your proxy to vote your shares on the matters which may properly be presented for action at the Annual Meeting, and may include action with respect to procedural matters pertaining to the conduct of the Annual Meeting.
What are the costs of soliciting these proxies?
We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communication for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses. We have hired Advantage Proxy to seek the proxies of custodians, such as brokers, which hold shares which belong to other people. This service will cost the Company approximately $5,000 plus expenses.
How do I obtain an Annual Report on Form 10-K?
A copy of our 2023 Annual Report on Form 10-K accompanies this proxy statement. If you would like another copy of this report, we will send you one without charge. The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission (“SEC”), but does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Please write to:
Heritage Commerce Corp
224 Airport Parkway
San Jose, California 95110
Attention: Executive Vice President and Corporate Secretary
You can also find out more information about us at our website www.heritagecommercecorp.com.
Our website is available for information purposes only and should not be relied upon for investment purposes, nor is it incorporated by reference into this proxy statement. On our website you can access electronically filed copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Section 16 filings, and amendments to those reports and filings, free of charge. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding SEC registrants, including the Company.

Heritage Commerce Corp • 2024 Proxy Statement   79

Other Business
If any matters not referred to in this proxy statement come before the meeting, including matters incident to conducting the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this proxy statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.
80   Heritage Commerce Corp • 2024 Proxy Statement

Shareholder Proposals for 2025 Meeting
For a shareholder proposal to be included in the proxy statement for the 2025 Annual Meeting, it must comply with SEC Rule 14a-8 and be received by the Secretary of the Company at the address below no later than December 12, 2024.
A shareholder who intends to present a proposal at the Company’s 2025 Annual Meeting other than pursuant to Rule 14a-8 must comply with our Bylaws, which provide that the notice of such intention must be received by the Secretary of the Company at the address set forth below no earlier than close of business on January 23, 2025 and no later than close of business on February 22, 2025, and such proposal must be a proper matter for shareholder action under California law. Any such notice must meet the other requirements in our Bylaws.
Shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Bylaws must comply with the additional requirements of SEC Rule 14a-19(b).
Notices of intention to present proposals or nominate directors at the 2025 Annual Meeting, and all supporting materials required by our Bylaws, must be submitted by mail to Corporate Secretary, Heritage Commerce Corp, 224 Airport Parkway, San Jose, California, 95110.
The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements. The submission of a shareholder proposal or proxy access or other director nomination does not guarantee that it will be included in our proxy statement.
HERITAGE COMMERCE CORP
Deborah K. Reuter
Executive Vice President, Chief Risk Officer and Corporate Secretary
April 11, 2024
Heritage Commerce Corp • 2024 Proxy Statement   81

Shareowner ServicesP.O. Box 64945St. Paul, MN 55164-0945Vote by Internet, Telephone, or Mail 24 Hours a Day, 7 Days a WeekYour phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.INTERNET / MOBILE – www.proxypush.com/HTBK Use the Internet to vote your proxy. PHONE – 1-866-883-3382Use a touch-tone telephone to vote your proxy.MAIL – Mark, sign, and date your proxy card and return it in the postage-paid envelope provided in time to be received by May 22, 2024.If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.> Please detach here >The Board of Directors Recommends a Vote FOR all nominees listed in Item 1, FOR 1 year on Item 2 and FOR Items 3 and 4.1. Election of Directors: 01 Julianne M. Biagini-Komas 05 Stephen G. Heitel09 Marina H. Park Sutton02 Bruce H. Cabral06 Kamran F. Husain10 Ranson W. WebsterVote FORVote WITHHELD 03 Jack W. Conner07 Robertson Clay Jonesall nomineesfrom all nominees04 Jason DiNapoli08 Laura Roden(except as marked)(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the following box.)2. Advisory proposal on the frequency of votes on executive compensation. 1 YEAR2 YEARS3 YEARSAbstain3. Approval of the advisory proposal on 2023 executive compensation.For Against Abstain 4. Ratification of selection of independent registered public accounting firm for the year ending December 31, 2024. ForAgainstAbstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.This proxy card contains discretionary authority to your proxy to vote your shares on any other matter of which may be properly presented for action at the Annual Meeting. Address change? Mark box, sign and indicate changes below: Date: Signature(s) in BoxPlease sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

HERITAGE COMMERCE CORPANNUAL MEETING OF SHAREHOLDERSThursday, May 23, 20241:00 P.M. PDTTo register for the virtual meeting, please follow the instructions below:•Visit register.proxypush.com/HTBK on your smartphone, tablet or computer.•As a shareholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card.•After registering, you will receive a confirmation e-mail and an e-mail approximately 1 hour prior to the start of the meeting to the e-mail address you provided during registration with a unique link to the virtual meeting.Heritage Commerce Corp 224 Airport ParkwaySan Jose, CA 95110This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 23, 2024.The shares of stock you hold in your account will be voted as you specify on the reverse side.If no choice is specified, the proxy will be voted “FOR” all nominees listed in Item 1, FOR 1 year on Item 2 and “FOR” Items 3 and 4.By signing the proxy, you revoke all prior proxies and appoint Robertson Clay Jones and Jack W. Conner, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.See reverse for voting instructions.

BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 HERITAGE COMMERCE CORP THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 05/23/24 at 01:00 P.M. PDT Make your vote count. Vote must be received by 05/22/2024 to be counted. 0123 4567 8532 1239 I Visit www.ProxyVote.com Call 1-800-454-8683 Return this form in the enclosed in the enclosed envelope. Attend and vote at the meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items based on the board's recommendations. If your securities are held by a bank, your securities cannot be voted without your specific instructions. THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. HERITAGE COMMERCE CORP Please check this box if you plan to attend the Meeting and vote your shares in person. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board recommends you vote FOR the following director nominee(s) :1 through 10 1. Election of Directors Nominees 01 J. M. Biagini -Kamas 02 Bruce H. Cabral 03 Jack W. Conner 04 Jason Di Napoli 05 Stephen G. Heit el 06 Kamran F. Husain 07 Robertson Clay Jones 08 Laura Roden 09 Marina H. Park Sutton 10 Ranson W. Webster For All Withhold All For All Except The Board recommends you vote 1 YEAR on the following proposal:2 2. Advisory proposal on the frequency of votes on executive compensation. The Board recommends you vote FOR the following proposal(s) :3 and 4 3. Approval of the advisory proposal on 2023 executive compensation. 4. Ratification of selection of independent registered public accounting firm for the year ending December 31, 2024. NOTE• Such other business as may properly come before the meeting or any adjournment thereof. 1 year 2 year 3 year Abstain For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date 0123 4567 8532 1239 05/23/24426927109 llillillillilliACCOUNT123,456,789,012.00000 P08504-01S GS2